UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant                                                                   [ X ]

Filed by a Party other than the Registrant                                      [   ]

Check the appropriate box:

[X ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a‑12

I-MINERALS INC.

(Name of Registrant as Specified in its Charter)

___________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X ]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

PRELIMINARY COPY – SUBJECT TO CHANGE

NOTICE OF ANNUAL GENERAL AND SPECIAL

MEETING OF SHAREHOLDERS

To be held at 10:00 a.m. on February 15, 2023

AND

PROXY STATEMENT

THE DISPOSITION OF I-MINERALS USA, INC.

AND ANNUAL MATTERS

DATED DECEMBER 29, 2022

These materials are important and require your immediate attention. They require I-Minerals Inc. Shareholders to make important decisions. If you are in doubt as to how to make such decisions, please contact your financial, legal, tax or other professional advisors.

The Board of Directors of I-Minerals unanimously recommends that I-Minerals Inc. Shareholders vote FOR the special resolution in respect of the Disposition.

NEITHER THE SEC NOR ANY STATE OR PROVINCIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE DISPOSITION, PASSED UPON THE MERITS OR FAIRNESS OF THE DISPOSITION, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

I-MINERALS INC.

NOTICE OF 2022 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 15, 2023

To the shareholders of I-Minerals Inc. (the “Shareholders”):

Notice is hereby given that the 2022 Annual General and Special Meeting (the “Meeting”) of the Shareholders of I-Minerals Inc. (the “Company”), a corporation continued under the laws of the Canada Business Corporations Act (“CBCA”), will be held at Suite 704, 595 Howe Street, Vancouver, BC, Canada V6C 2T5 on February 15, 2023, commencing at 10:00 a.m. (Pacific Standard Time), for the following purposes:

1.

To consider and if deemed advisable, pass with or without variation, a special resolution, (the “Disposition Resolution”) pursuant to section 189(3) of the CBCA to authorize and approve the disposition of i-minerals usa, inc. (“i-minerals USA”) as described in the Proxy Statement (the “Disposition”).

2.	To set the number of directors for the ensuing year at four (4) persons.

3.	To elect John Theobald, W. Barry Girling, Gary Childress and Wayne Moorhouse as directors of the Company for the ensuing year.

4.

To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

5.	To consider, and, if deemed advisable, pass a resolution ratifying and approving the Company’s 10% “rolling” Stock Option Plan as described in the Proxy Statement.

6.

To consider, and, if thought advisable, to pass a special resolution (the “Continuance Resolution”) authorizing the Company, following the Disposition, to continue under the laws of the Province of British Columbia under the Business Corporations Act (British Columbia) in accordance with the provisions of the Canada Business Corporations Act, as more particularly described in the Proxy Statement (the “Continuance”).

7.	To receive the audited financial statements of the Company for the fiscal year ended April 30, 2022 and the accompanying record for the audits.

8.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only Shareholders of record at the close of business on December 20, 2022 are entitled to notice of, and to vote at, the Meeting.

To facilitate voting at the Meeting, the Company requests registered Shareholders of the Company to complete, date and sign the accompanying form of proxy attached as Appendix “K” to this Proxy Statement and deposit it with the Company’s transfer agent, Computershare Investor Services Inc., 510 Burrard Street, 2nd Floor, Vancouver, BC V6C 3B9 by mail or fax, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

Shareholders unable to attend the Meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

Pursuant to the CBCA, Shareholders have the right to dissent in respect of the Disposition. If the Company proceeds with the Disposition, a Shareholder who dissents in respect of the Disposition (a “Dissenting Shareholder”) is entitled to be paid the fair value of such Dissenting Shareholder’s shares, provided that such Dissenting Shareholder has delivered to Company a written objection to the Disposition Resolution at or before the Meeting and has otherwise complied strictly with the dissent procedures described in the Proxy Statement, including the relevant provisions of Section 190 of the CBCA. This right is described in detail in the Proxy Statement under the heading “Rights of Dissenting Shareholders”. The text of Section 190 of the CBCA, which will be relevant in any dissent proceeding, is set forth in Appendix B to the Proxy Statement.

Failure to comply strictly with the dissent procedures described in the Proxy Statement may result in the loss of any right of dissent.

BY ORDER OF THE BOARD OF DIRECTORS OF

I-MINERALS INC.

/s/ John Theobald

John Theobald,

Chief Executive Officer, President and Director

Vancouver, British Columbia

December 29, 2022

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE I-MINERALS INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your shares at the Meeting if you desire to do so, as your proxy is revocable at your option.

v

PRELIMINARY COPY – SUBJECT TO CHANGE

SUMMARY TERM SHEET

This Summary Term Sheet includes what we consider to be the most material terms of the proposed Disposition (defined below). To understand the Disposition more fully and for a more complete description of the legal terms of the Disposition, you should carefully read this entire Proxy Statement, the annexes to this Proxy Statement and the documents that we refer to in this Proxy Statement.

Because the Disposition is a “going private” transaction within the meaning of Securities and Exchange Commission (“SEC”) Rule 13e-3 under the Securities Exchange Act of 1934, I-Minerals Inc., Allen L. Ball and BV Natural Resources, LLC (“BV Natural”), an affiliate of BV Lending, LLC (“BV Lending”) have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the Disposition, which, as amended from time to time, we refer to as the “Schedule 13E-3.” The Schedule 13E-3 is available on the SEC’s website. See “Where You Can Find More Information” beginning on page 56. The information required in the Schedule 13E-3 is incorporated by reference to the information in this Proxy Statement.

Background and Purpose of the Disposition

•

Beginning in 2013, BV Lending has made loans to the Company from time to time to finance Company operations and to explore, evaluate and develop industrial mining sites near Bovill, Idaho, USA (the “Helmer-Bovill Property”). Loans extended by BV Lending to the Company were in each case considered by the disinterested members of the board of directors of the Company (the “Board”) and determined to be in the best interests of the Company.

•

The Company owes BV Lending approximately US$35.4 million, which is collateralized by substantially all the assets of i-minerals USA, Inc., a wholly owned subsidiary of the Company that owns rights in the Helmer-Bovill Property.

•

The debt is due December 31, 2022, the Company does not have sufficient cash to repay the debt, and the Company is entirely dependent on BV Lending extending the due date of the debt in order to avoid defaulting on the debt. BV Lending has extended the term of the debt numerous times since 2017 and, in addition to the Company having no means of repaying the indebtedness, there is no assurance or indication that BV Lending will continue to extend the due date of the indebtedness.

•

The Disposition will ultimately result in the Company being free of its long-term indebtedness to BV Lending. Although the Disposition will result in the Company having no assets other than a modest amount of cash and no substantive operations, the Company will be relieved of its unserviceable debt obligations to BV Lending in consideration of the sale to BV Lending of all of the outstanding shares of i-minerals USA, Inc. Among other things, this will allow the Company to avoid the risk of foreclosure proceedings by BV Lending, which would likely result in BV Lending taking possession of the Helmer-Bovill Property in any event, given its role as security to the indebtedness. Free of its long-term debt obligations to BV Lending and listed on the TSXV, the Company expects to explore new business opportunities to create value for its shareholders.

See sections titled “Special Factors – Background to the Disposition, – Reasons for the Recommendation of the Company’s Special Committee and the Company’s Board,” and “Certain Relationships and Related Transactions—Loan Agreements with Affiliate of Shareholder.”

Terms and Consideration

•

Immediately before completing the Disposition, the Company will contribute to i-minerals USA an intercompany debt owed by i-minerals USA to the Company in the amount of approximately US$25.7 million, resulting in the cancellation of the indebtedness.

•	At the closing of the Disposition, the Company will sell the shares of i-minerals USA to BV Lending for an amount equal to US$3 million (the “Share Value”).

•	The Share Value will be satisfied by BV Lending on a non-cash basis by the set off of an equal amount of debt owed by the Company to BV Lending (the “Set Off”).

•	Immediately following the Set Off, BV Lending will transfer to the Company the balance of the debt owed to BV Lending (which amount was approximately US$35.4 million before the Set Off).

•

The Loan Agreements dated June 1, 2016, September 11, 2018 and October 25, 2019 between the Company, BV Lending and i-minerals USA, as amended from time to time (collectively, the “Loan Agreements”), including all security interests granted thereunder will be terminated and/or discharged.

•	The Company will be subject to non-competition and non-solicitation covenants in favour of BV Lending for a period of five years commencing on closing of the Disposition.

•	The Disposition is subject to the approval of the Shareholders of the Company and the TSX Venture Exchange.

•

BV Lending has agreed to pay taxes that will become payable by the Company as a result of the transaction (approximately US$450,000). In consideration for such payment by BV Lending, the Company will issue a promissory note in favor of BV Lending for the amount of the taxes so paid. The promissory note will be repaid out of any refund received by the Company from the applicable government agency.

See the section titled “Proposal Number One – The Disposition – Terms of the Stock Purchase Agreement”. We refer to the transactions to be carried out under the Stock Purchase Agreement collectively as the “Transaction.”

Fairness; Recommendation of the Board

•

The Company established a Special Committee to consider alternatives to the Disposition (including continuing to develop the Helmer-Bovill Property, seeking equity financing or replacement debt financing, or filing for credit protection or bankruptcy) and charged the Special Committee with negotiating the terms of the Disposition if it determined that alternative was the most favorable to its shareholders.

•	In assessing the fairness of the Disposition, the Special Committee and the Board considered a variety of alternatives to the Disposition and consulted with legal, financial and technical advisors.

•

The Special Committee engaged RwE Growth Partners Inc. (“RwE”) to help it assess the Disposition, and RwE determined that the Disposition would be fair, from a financial point of view, to the Company’s unaffiliated shareholders.

•	The Board determined that the Disposition is substantively and procedurally fair to the Company and to its unaffiliated shareholders, and recommends that shareholders vote “FOR” the Disposition.

See sections titled “Special Factors – Recommendation of the Company’s Special Committee, – Recommendation of the Company’s Board and – Reasons for the Recommendation of the Company’s Special Committee and the Company’s Board”.

Shareholder and Regulatory Approval; Dissent Rights

•

The Disposition must be approved by: (1) two-thirds of the Shares voted at the Meeting, in person or by proxy, on the Disposition Resolution pursuant to section 189(3) of the CBCA; and (2) a majority of the Shares voted at the Meeting, in person or by proxy, on the Disposition Resolution excluding the votes from BV Natural, Mr. Ball, their respective affiliates and any other person who is an “interested party”, pursuant to section 8.1 of MI 61-101. See section titled “Proposal Number One – The Disposition – Required Approval – Shareholder Approval”.

•	The Disposition must be approved by the TSX Venture Exchange. See section titled “Proposal Number One – The Disposition – Required Approval – Exchange Approval”

•	Shareholders who do not vote to approve the Disposition may exercise Dissent and would be entitled to receive the fair value of their shares. See section titled “Rights of Dissenting Shareholders”.

Risks

•

There are risks relating to the Disposition, the Stock Purchase Agreement, the business of the Company and the sale of the Shares, all of which should be carefully considered by the Shareholders. See section titled “Risk Factors”.

I-MINERALS INC.

Suite 1100 – 1199 West Hastings Street,

Vancouver, British Columbia, Canada V6E 3T5

PROXY STATEMENT FOR THE 2022 ANNUAL GENERAL AND SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2023

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of I-Minerals Inc. (the “Board”, “we”, “us”, “our” and the “Company”) for use at the 2022 Annual General and Special Meeting of the shareholders of the Company (the “Meeting”) to be held at Suite 704, 595 Howe Street, Vancouver, BC, Canada V6C 2T5 on February 15, 2023, commencing at 10:00 a.m. (Vancouver Time) for the purposes set forth in the preceding Notice of Annual General and Special Meeting.

This Proxy Statement, the Notice of Annual General and Special Meeting and the enclosed proxy card are expected to be mailed to the Shareholders on or about January 18, 2023.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General and Special Meeting will be brought before the Meeting. However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

The date of this Proxy Statement is December 29, 2022.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting to be held on February 15, 2023. This Proxy Statement to the shareholders is available on the Company’s website at www.imineralsinc.com/s/investors/asp.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Questions and Answers Relating to Matters of the Meeting

What matters am I voting on?

You are being asked to vote on the following matters:

1.

To consider and if deemed advisable, pass with or without variation, a special resolution, (the “Disposition Resolution”) pursuant to section 189(3) of the CBCA to authorize and approve the disposition of i-minerals usa, inc. (“i-minerals USA”) as described in the Proxy Statement (the “Disposition”).

2.	To set the number of directors for the ensuing year at four (4) persons.

3.	To elect John Theobald, W. Barry Girling, Gary Childress and Wayne Moorhouse as directors of the Company for the ensuing year.

4.

To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

5.	To consider, and, if deemed advisable, pass a resolution ratifying and approving the Stock Option Plan.
1

6.

To consider, and, if thought advisable, to approve a special resolution pursuant to section 188(5) of the CBCA authorizing the Continuance. A Dissenting Shareholder is entitled to be paid the fair value of his or her shares in accordance with section 190 of the CBCA.

7.	To receive the audited financial statements of the Company for the fiscal year ended April 30, 2022 and the accompanying record for the audits.

8.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Company will also consider any other business that properly comes before the Meeting.

What vote is required to approve each item?

For a proposal to be approved, the number of votes cast at the Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. As of the Record Date, there were 93,730,212 common shares outstanding and entitled to vote.

The votes required to approve the Disposition is as follows:

1.	The affirmative vote of a special majority (two-thirds) of the Shares voted at the Meeting, in person or by proxy, on the Disposition Resolution pursuant to section 189(3) of the CBCA.

2.

The affirmative vote of a majority of the Shares voted at the Meeting, in person or by proxy, on the Disposition Resolution, excluding the votes from BV Natural, Mr. Ball, their respective affiliates and any other person who is an “interested party”, pursuant to section 8.1 of MI 61-101.

The votes required to approve the Continuation is the affirmative vote of a special majority of the shares of the Company (the “Shares”) voted at the Meeting, in person or by proxy, on the Continuance Resolution, pursuant to section 188(5) of the CBCA.

The affirmative vote of a majority of the Shares voted at the Meeting in person or by proxy is required to pass the following resolutions:

1.	To set the number of directors for the ensuing year at four (4) persons.

2.	To elect John Theobald, W. Barry Girling, Gary Childress and Wayne Moorhouse as directors of the Company for the ensuing year.

3.

To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

4.	To consider, and, if deemed advisable, approve a resolution ratifying and approving the Stock Option Plan.

Therefore, the number of votes cast at the Meeting in favor of each of the above proposals must be greater than the number of votes cast against each respective proposal.

Does the Company’s Board support the Disposition

Yes. Based upon a unanimous recommendation of the Company’s Special Committee, the Board has unanimously determined that the Disposition is in the best interests of the Company and that the consideration to be paid to the Company is fair from a financial point of view to the Shareholders, and recommends that the Shareholders vote FOR the Disposition Resolution. Mr. Ball resigned as a member of the Board and as a member of the board of directors of the Company before the Board approved the Disposition and the Stock Purchase Agreement.

In making its recommendation, the Special Committee and the Board considered a number of factors which are described in this Proxy Statement under the heading “Special Factors - Reasons for the Recommendations of the Company’s Special Committee and the Company’s Board”, including the opinion from RwE as of September 13, 2022 that the Disposition is fair from a financial point of view to the Shareholders.

2

Each of the directors and officers of the Company, holding in aggregate 1,873,007 Shares, being approximately 2.0% of the Company’s Shares (on an undiluted basis), have entered into voting support agreements pursuant to which they have agreed, subject to the terms thereof, to, among other things, vote FOR the Disposition Resolution (the “Voting Support Agreements”).

See “Special Factors - Background to the Disposition”, “Special Factors - Recommendation of the Company’s Special Committee”, “Special Factors - Recommendation of the Company’s Board” and “Special Factors - Reasons for the Recommendations of the Company’s Special Committee and the Company’s Board”.

What other approvals are required for the Disposition?

The Disposition and the transactions contemplated thereby are subject to regulatory approval including the approval of the TSX Venture Exchange.

When will the Disposition become effective?

Subject to obtaining TSX Venture Exchange approval as well as the satisfaction of all other conditions precedent, if the Company’s Shareholders approve the Disposition Resolution, the Company expects to complete the Disposition in February 2023.

What will happen to the Company after the Disposition is completed?

If the Disposition is completed, the Company will have disposed of substantially all of its assets, being the shares held in i-minerals USA, which holds the Helmer-Bovill Property, to BV Lending, LLC (“BV Lending”). Until such time that the Company is able to acquire a new mineral property or alternative business, the TSX Venture Exchange will place the Company on notice to move to the NEX Tier of the TSX Venture Exchange. The NEX Tier of the TSX Venture Exchange is for companies that fail to meet continued listing standards.

See “Special Factors – Certain Effects of the Disposition”.

What will be the ongoing reporting requirements for the Company to maintain after completion of the Disposition?

If the Disposition is completed, the Company must continue to comply with reporting requirements under both the United States and Canadian securities laws. However, these requirements should be reduced because we anticipate that we will meet the definition of a “foreign private issuer”. The Company plans to file a Form 15 to terminate and suspend its duty to file reports under the Exchange Act after closing the Transaction.

See “Special Factors – Certain Effects of the Disposition”.

Will I be entitled to appraisal rights under the CBCA?

Under the CBCA, a Shareholder who dissents to the Disposition Resolution (the “Dissenting Shareholder”) will be entitled to be paid the fair value of his or her Shares in accordance with section 190 of the CBCA.

See “See Rights of Dissenting Shareholders”.

What will happen if the Disposition Resolution is not approved or the Disposition is not completed for any reason?

If the Disposition Resolution is not approved or the Disposition is not completed for any reason, the Stock Purchase Agreement attached as Appendix “C” may be terminated. If the Company is not able to repay amounts it owes to BV Lending, BV Lending may commence foreclosure proceedings against us.

See “Proposal Number One – The Disposition – Terms of the Stock Purchase Agreement – Termination of the Stock Purchase Agreement.”

3

Questions and Answers on General Matters and Proxy Voting of the Meeting

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a shareholder of record as at the close of business on December 20, 2022, and are entitled to vote at this Meeting. This Proxy Statement describes issues on which the Company would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you sign the proxy card, you appoint the directors and/or officers (the “Designated Persons”) who are named in the proxy card of the Company. The Designated Persons will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If no choice is specific in the proxy with respect to a matter to be acted upon, the proxy confers discretionary authority with respect to that matter upon the Designated Persons named in the proxy card. It is intended that the Designated Persons will vote the common shares represented by the proxy in favour of each matter identified in the proxy and for the nominees of the Company’s Board of Directors and auditors.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, the Designated Persons will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only Shareholders of record at the close of business on December 20, 2022, will be entitled to vote at the Meeting. Shareholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

How do I vote?

The voting process is different depending on whether you are a registered shareholder or a beneficial shareholder:

•	You are a registered shareholder if your common shares are registered in your name (“Registered Shareholder”).
•	You are a beneficial shareholder if your shares are held on your behalf by your intermediary (“Beneficial Shareholder”).

Registered Shareholder: Common Shares Registered in Your Name

If you are a Registered Shareholder, you are entitled to vote in person at the Meeting or by proxy whether or not you attend the Meeting. You may vote by proxy:

•	by signing your proxy card and mailing it to the Company’s transfer agent at the address on the proxy card;
4

•	by signing and e-mailing your proxy card to the Company’s transfer agent for proxy voting at the e-mail address provided on the proxy card;
•	by telephone by following the instructions set out in the proxy card; and
•	through the internet by following the instructions set out in the proxy card.

If you wish to submit a proxy, whether by paper, telephone, email, or internet, you must complete and sign the proxy, and then return it to the Company’s transfer agent, Computershare Investor Services Inc., in accordance with the instructions set forth in the proxy card, no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof. The chair of the Meeting may waive the proxy cut-off without notice. If the proxy is not dated, it will be deemed to be dated seven calendar days after the date on which it was mailed to you (the Registered Shareholder).

Beneficial Shareholder: Common Shares Registered in the Name of an Intermediary such as a Brokerage Firm, Bank, Dealer or other Similar Organization

The following information is of significant importance to those shareholders who do not hold shares in their own name. Beneficial Shareholders should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting

If your common shares are listed in an account statement provided to you by a broker, then in almost all cases your common shares will not be registered in your name on the records of the Company. In such circumstances, your common shares will more likely be registered under the names of your broker or an agent of that broker. In Canada, the vast majority of such common shares are registered under the name of CDS & Co., being the registration name for The Canadian Depository for Securities Limited (which acts as nominee for many Canadian brokerage firms), and in the United States, under the name of Cede & Co., as nominee for The Depository Trust Company (which acts a depository for many U.S. brokerage firms and custodian banks). You should ensure that instructions respecting the voting of your common shares are communicated to the appropriate person well in advance of the Meeting.

Regulatory polices require Intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholder meetings. Beneficial Shareholders have the option of not objecting to their Intermediary disclosing certain ownership information about themselves to the Company (such Beneficial Shareholders are designated as non-objecting beneficial owners, or “NOBOs”) or objecting to their Intermediary disclosing ownership information about themselves to the Company (such Beneficial Shareholders are designated as objecting beneficial owners, or “OBOs”).

In accordance with the requirements of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, the Company has elected to send the Proxy Statement, the Notice of Annual General and Special Meeting and a request for voting instructions (a “VIF”), instead of a proxy (the Proxy Statement, the Notice of Annual General and Special Meeting and VIF or proxy are collectively referred to as the “Meeting Materials”) directly to the NOBOs. The Company will not be paying to send the Meeting Materials to OBOs. OBOs will not receive a copy of the Meeting Materials unless their Intermediaries (or their service companies) assume the cost of delivery. A VIF enables a Beneficial Shareholder to provide instructions to the registered holder of its common shares as to how those shares are to be voted at the Meeting and allow the registered holder to provide a Proxy voting the common shares in accordance with those instructions. A VIF should be completed and returned in accordance with its instructions. The results of the VIFs received from NOBOs will be tabulated and appropriate instructions respecting voting of common shares to be represented at the Meeting will be provided to the registered shareholders.

Intermediaries are required to seek voting instructions from OBOs in advance of the Meeting. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by OBOs to ensure that their common shares are voted at the Meeting. Most brokers now delegate responsibility for obtaining voting instructions from clients to Broadridge Investor Communications Solutions (“Broadridge”), which mails the materials for the Meeting to OBOs and asks them to return a VIF to Broadridge. An OBO receiving a VIF from Broadridge may use that VIF to vote common shares directly at the Meeting if the OBO inserts their name as the name of the person to represent them at the Meeting. The VIF must be returned to Broadridge well in advance of the Meeting in order to have the common shares voted.

In either case, the purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the shares which they beneficially own. If you receive a VIF, you cannot use it to vote your common shares directly at the Meeting. You should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. If you wish to attend the Meeting as a Beneficial Shareholder or have someone else attend on your behalf, you will need to write their name (or their nominee’s name) in the space provided in the VIF and return it in accordance with the instructions of the VIF.

5

Only Registered Shareholders have the right to revoke a proxy. As a Beneficial Shareholder, you will need, at least seven days before the Meeting, to arrange for your Intermediary to revoke your VIF on your behalf.

These securityholder materials are being sent to both Registered Shareholders and Beneficial Shareholders. If you are a Beneficial Shareholder, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple shareholders sharing an address unless it has received contrary instructions from one or more of the shareholders. The Company will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

I-Minerals Inc.
Attention: Matthew Anderson, Chief Financial Officer
Suite 1100 – 1199 West Hastings Street,
Vancouver, British Columbia, Canada V6E 3T5

Shareholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

How do I appoint a proxyholder?

A shareholder has the right to appoint a person or company (who need not be a shareholder) to attend and act for or on behalf of that shareholder at the Meeting, other than the Designated Persons named in the enclosed proxy card.

To exercise the right, the shareholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the proxy card. Such shareholder should notify the nominee of the appointment, obtain the nominee’s consent to act as proxy and should provide instruction to the nominee on how the shareholder’s shares should be voted. The nominee should bring personal identification to the Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

1.	executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

2.	executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting; or

3.	attending the Meeting in person and:

(a)	giving affirmative notice at the Meeting of your intent to revoke their proxy; and

(b)	voting in person.
6

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: I-Minerals Inc., Attention: Matthew Anderson, Chief Financial Officer, Suite 1100 – 1199 West Hastings Street, Vancouver, British Columbia, Canada V6E 3T5. Attendance at the Meeting will not, by itself, revoke a shareholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of the Company’s shareholders, a quorum equal to one shareholder must be present at the meeting, in person or represented by proxy.

Shareholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Shareholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Meeting, but will not be counted as either in favor or against the proposals.

Will my shares be voted if I do not sign and return my proxy card?

If you are a Beneficial Shareholder, your intermediary, under certain circumstances, may vote your shares.

If you are a Registered Shareholder, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

When are the shareholder proposals due for the 2023 Annual General Meeting?

The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and proxy card for its 2023 Annual General Meeting of shareholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is October 18, 2023; provided, however, that in the event the Company holds its 2023 Annual General Meeting more than 30 days before or after the one year anniversary date of the 2022 Annual General and Special Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any shareholders who wish to submit a proposal are encouraged to seek independent counsel about requirements of the SEC and the Canada Business Corporations Act. The Company will not consider any proposals that do not meet the SEC and Canada Business Corporations Act requirements for submitting a proposal. Notices of intention to present proposals for the Company’s next annual meeting should be delivered to I-Minerals Inc., Suite 1100 – 1199 West Hastings Street, Vancouver, British Columbia, Canada V6E 3T5, Attention: Matthew Anderson, Chief Financial Officer.

7

SPECIAL FACTORS

This “Special Factors” section includes a summary of the purposes of the Disposition and how it would affect the Company and its business, a discussion of the fairness of the Transaction and how our Board assessed the fairness of the Transaction to the Company and its unaffiliated shareholders, and a summary of various other matters. Certain information below is required to be disclosed under the heading “Special Factors” by SEC Rule 13e-3 because the proposed transaction constitutes a “going private” transaction under that rule. You should read these Special Factors in conjunction with the disclosures in the section titled “Proposal Number One – The Disposition – Terms of the Stock Purchase Agreement” beginning on page 22, which describe the material terms of the proposed Disposition and the Stock Purchase Agreement. While we believe the following description and the description under Proposal Number One cover the material aspects of the Disposition, the descriptions may not contain all of the information that is important to you. We encourage you to carefully read this entire document, including the Stock Purchase Agreement, which is filed as an exhibit to the Company Current Report on Form 8-K filed with the SEC on September 19, 2022, for a more complete understanding of the Disposition. The following description is subject to, and is qualified in its entirety by reference to, the Stock Purchase Agreement. You may obtain additional information without charge by following the instructions set forth in the section titled “Where You Can Find More Information” beginning on page 56.

About the Company, i-minerals USA, BV Natural, BV Lending and Allen L. Ball

The Company is engaged in the exploration, evaluation and development of the Helmer-Bovill Property, in which the Company indirectly holds a 100% interest through its wholly owned subsidiary, i-minerals USA, which is composed of 8 mineral leases totaling 3,483.15 acres located approximately 6 miles northwest of Bovill, Latah County, Idaho. The Helmer-Bovill Property is the only material asset of i-minerals USA and the stock of i-minerals USA owned by the Company is the only material asset of the Company.

The Company’s largest shareholder is BV Natural Resources LLC (“BV Natural”). BV Natural is engaged in commercial real estate investment and development, and private equity investments. BV Lending is an affiliate of BV Natural and is the sole lender and sole source of external debt financing to the Company. BV Natural and BV Lending (collectively, “BV”) were founded by Allen L. Ball, a former director of the Company. Mr. Ball is no longer affiliated  with either BV Natural or BV Lending. BV Natural beneficially owns 39.4% of the total common shares issued and outstanding of the Company.

Mr. Ball had been a director of the Company from March 2002 to September 2022, and resigned from the board of directors of each of the Company and i-minerals USA before the respective boards approved the proposed transaction and recommended the transaction to the Shareholders. Mr. Ball has been involved in many business ventures including farming, farm implement sales, vending machines, cosmetics industry, mining, timber, construction and related materials, high tech venture capital, commercial car washes, A/R factoring, septic system sales / installation / servicing, lending, real estate development, hospitality, assisted living, pharmaceutical, firearms manufacturing, fishing lodge/outfitting, and motorsports sales, but he is probably most known for his involvement in forming Melaleuca, Inc, a manufacturer of wellness products based in Idaho.

The address of each of the Company and i-minerals USA is 1100 – 1199 West Hastings Street, Vancouver, BC V6E 3T5; the address of each of BV Lending, BV Natural and Mr. Ball is 2194 Snake River Pkwy Suite 300, Idaho Falls, ID 83402. None of the Company, i-minerals USA, BV Lending or their respective directors and executive officers or Mr. Ball have been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and none of the aforementioned persons have been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Background to the Disposition

Financial Situation of the Company

As of the date of this Proxy Statement, the Company is indebted to BV Lending in the amount of US$35.4 million under the Loan Agreements. As at October 31, 2022, the Company had limited cash of US$35,194 and a working capital deficit of US $34,984,487. During the 6-month period ended October 31, 2022, the Company did not generate any revenues, incurred losses of $813,202 and used cash in operating activities of $555,137.

8

The Company cannot service its outstanding debt obligations without new injections of debt or equity financing. The Company has no source of financing apart from BV Lending and believes it has no reasonable prospect of finding any other source of financing.

To continue operations, the Company has regularly borrowed funds from BV Lending since 2013. The loans extended by BV Lending to the Company were in each case considered by disinterested members of the board oof directors of the Company and determined to be in the best interests of the Company. BV Lending has agreed to numerous requested extensions of the maturity dates of the outstanding indebtedness under the Loan Agreements and a result of these extensions the Company has been able to avoid defaulting under the Loan Agreements. However, while the extensions and additional tranches of debt financing have enabled the Company to keep operating, they have also increased the indebtedness of the Company to BV Lending. The indebtedness currently becomes due and payable on December 31, 2022. There is no prospect that the Company will be able to repay the indebtedness under the Loan Agreements when it becomes due. Moreover, as the Company has no ability to meet its debt obligations under the Loan Agreements, it also has no ability to develop the Helmer-Bovill Property. See the section titled “Certain Relationships and Related Transactions - Loan Agreements with Directors”. The Company is entirely dependent on BV Lending extending the due date of the debt in order to avoid defaulting on the debt and there is no assurance or indication that BV Lending will continue to extend the due date of the indebtedness.

Proposed Disposition

In light of its financial and operating circumstances, the Company has agreed to sell all of the issued and outstanding shares of i-minerals USA to BV Lending pursuant to the terms of the Stock Purchase Agreement attached as Appendix “C”, the terms of which are summarized below in the section titled “Proposal Number One – The Disposition”. Because the issued and outstanding shares of i-minerals USA are the only material asset of the Company, the sale requires shareholder approval pursuant to the corporate statute that governs the Company.

Discussions with BV

From 2017 to 2022, management of the Company negotiated numerous extensions of the maturity dates of the outstanding indebtedness of the Company with BV Lending under the Loan Agreements. BV Lending agreed to the extensions for no consideration on most of the occasions and the last extension granted to date was December 31, 2022. In each instance, Mr. Ball, the founder of BV Lending and BV Natural, abstained from voting on all matters related to the Loan Agreements. See the section titled “Certain Relationships and Related Transactions - Loan Agreements with Directors”.

As the financial prospects of the Company became increasingly constrained, on February 19, 2021, the Company received an initial non-binding letter of interest (the “February 2021 Letter of Interest”) from BV Natural, an affiliate of BV Lending, to acquire all of the issued and outstanding common shares of the Company not already owned by BV Natural or its affiliates (the “Initially Proposed Transaction”).

After entry into the February 2021 Letter of Interest, BV Natural carried out legal and technical due diligence on the Company, its subsidiaries and the Helmer-Bovill Property. As a result of the due diligence carried out by BV Natural in connection with the Initially Proposed Transaction, BV Natural concluded that an acquisition of all of the issued and outstanding Common Shares not already owned by BV Natural and its affiliates was undesirable. In addition, management of the Company expressed its desire to maintain the Company as a standalone entity that could be used to pursue other alternatives following the conclusion of any acquisition by BV Natural and its affiliates and requested alternatives to the Initially Proposed Transaction that would result in the Company remaining independent and becoming debt free. Management of the Company proposed that BV acquire i-minerals USA instead of the Company.

Aware of a possible conflict of interest due to the fact that Mr. Ball, the founder of BV, was a director of the Company and therefore could be considered an “interested party” to the Disposition, on March 1, 2021, the Board established the Special Committee. The Special Committee consists of Gary Childress and Wayne Moorhouse, each of whom is an “independent director” as that term is defined in MI 61-101. Mr. Ball, being an “interested party” in the Disposition, abstained from voting in approving the resolution relating to the Special Committee and in any considerations of any matters relating to the Initially Proposed Transaction and subsequently proposed transactions at the Board level. See the section titled “Special Factors – Reasons for the Recommendation of the Company’s Special Committee and the Company’s Board – Fairness of the Disposition – Procedural Fairness”.

9

The purpose of the Special Committee is to ensure that the interests of the Company are fairly considered in the negotiation and review of the Disposition and to manage the conflicts of interest that could arise in connection with the Disposition. In that regard, its mandate is specifically to: (i) review and evaluate the proposed structure, terms and conditions of the Disposition, (ii) consider any alternative transactions available to the Company, (iii) supervise or engage in negotiations on behalf of the Company with respect to the Disposition and (iv) consider and provide recommendations to the Board as to whether the Disposition or any alternative transaction is in the best interest of the Company.

Shortly after the establishment of the Special Committee, in March 2021, the Company engaged RwE to provide an independent fairness opinion regarding the fairness of the Disposition to the Company’s shareholders, from a financial point of view.

On August 24, 2021, BV submitted a revised non-binding bid letter to the Company. Based on further due diligence conducted in the interim, BV concluded that the Disposition would be a preferable transaction structure to the Initially Proposed Transaction and would also allow the Company to remain intact as a publicly-traded company. The Company and BV suspended further discussions as the Company and i-minerals USA re-applied for the mineral leases for the Helmer-Bovill Property (being the sole material asset of the Company and i-minerals USA) ahead of their 2023 expiry date.

On May 3, 2022, following the renewal of the mineral leases and discussions between management of the Company and BV on the objectives and the consideration payment method of the proposed Disposition, the Company and BV entered into a non-binding letter of interest whereby BV proposed to purchase all of the issued and outstanding shares of the Company’s wholly-owned subsidiary, i-minerals USA, in consideration for the elimination of the outstanding debt obligations of the Company under the Loan Agreements. Shortly thereafter, the Company re-engaged RwE to provide a fairness opinion on a proposed disposition in the form of the Disposition.

On July 7, 2022, BV Lending provided a draft of the Stock Purchase Agreement to the Company. The draft Stock Purchase Agreement was reviewed by the Special Committee and the Board. On July 20, 2022, the legal representatives of the Company and BV Lending discussed the structure of the Disposition issues over a telephone conference. Throughout July and August 2022, the Company, with the assistance of the Special Committee and its legal counsel, made revisions to the Stock Purchase Agreement and reviewed revisions carried out by BV Lending. On September 12, 2022, Mr. Ball resigned as a member of the Board and resigned as a member of the board of directors of i-minerals USA.

On September 13, 2022, the Special Committee recommended that the Board approve the entry into the Stock Purchase Agreement. The Board, which also met on September 13, 2022, approved the entry into the Stock Purchase Agreement and the transactions to be carried out under the Stock Purchase Agreement.

Throughout this time BV Lending extended the maturity of the indebtedness owing by the Company under the Loan Agreements and extended additional tranches of debt to BV Lending so that it could continue to operate.

Recommendation of the Company’s Special Committee

After careful consultation with its legal and financial advisors and careful consideration of the Fairness Opinion and the other factors set out below under the heading “Reasons for the Recommendation of the Company’s Special Committee and the Company’s Board”, the Company’s Special Committee unanimously determined that the Disposition is in the best interests of the Company and is fair from a financial point of view to the Shareholders and resolved to recommend that the Company’s Board approve the Disposition and recommend that the Company’s Board recommend to the Shareholders that they vote their Shares FOR the Disposition Resolution.

Recommendation of the Company’s Board

After careful consideration of the Disposition, and following unanimous recommendation of the Company’s Special Committee, the Company’s Board unanimously determined that the Disposition is in the best interests of the Company and is fair from a financial point of view to the Shareholders and that the Stock Purchase Agreement and the performance of the transactions contemplated therein be approved.

The Board of the Company unanimously recommends that the shareholders of the Company vote FOR the Disposition Resolution.

10

Reasons for the Recommendation of the Company’s Special Committee and the Company’s Board

Elimination of Indebtedness. The Company is indebted to BV Lending in the amount of approximately US$35.4 million pursuant to the terms of the Loan Agreements. The Loan Agreements are collateralized by the Helmer-Bovill Property and the indebtedness under the Loan Agreements mature on December 31, 2022. Considering the Company’s financial position, there is no prospect that the Company will be able to repay the indebtedness under the Loan Agreements when it becomes due. Consummating the Disposition will terminate all of the outstanding indebtedness to BV Lending, and the Company will be able to avoid the risk of foreclosure proceedings by BV Lending, which would likely result in BV Lending taking possession of the Helmer-Bovill Property in any event, given its role as security to the indebtedness.

No Alternatives to the Disposition. Aside from the Disposition, the Company has no other way to satisfy the indebtedness under the Loan Agreements, and has been unsuccessful in finding an alternative that does not involve insolvency or restructuring proceedings.

The Special Committee and the Board evaluated potential strategic alternatives to the Disposition, including the possibility of continuing to develop the Helmer-Bovill Property and seeking alternative sources of equity or debt financing. In this regard, the Special Committee and the Company took into account that the significant levels of secured indebtedness to BV Lending made raising new capital through equity financing infeasible as equity funds would likely be allocated to repaying its indebtedness. In addition, the Special Committee noted the significant dilutive effect that an equity offering of sufficient size would have, even if it was possible.

The Special Committee and the Board also considered the current economic, industry and market trends affecting the Company, information concerning the business, operations, property, assets, financial condition, operating results and prospects of the Company, the historical trading prices of the Company and the risks relating to the Disposition including those matters described under the heading “Risk Factors”. The Special Committee and the Board believe that the anticipated benefits of the Disposition to the Company outweigh any of these risks.

The Special Committee also considered the possibility of selling its assets to another third party, but was unable to find (and is not aware of) any such third party. Considering the current metal and silver industry, finding a buyer to acquire a mineral property is challenging and involves a high cost. Furthermore, the secured indebtedness that encumbers the Helmer-Bovill Property makes it a very unattractive target for potential buyers.

Without a path to raise additional equity financing, refinance its indebtedness, or sell the Helmer-Bovill Property to a third party, the only alternative to the Disposition would be for the Company to default on its significant debt to BV Lending.

Debt-Free Listed Company and New Opportunities. Following the completion of the Disposition, if approved by shareholders and subsequently consummated, the Company will have no operations, a very small amount of cash and, critically, no significant debt. The Company will migrate to the NEX tier of the TSXV, reserved for listed companies that do not meet the minimum listing standards of the TSXV. However, the Company's continued listed status and the absence of debt will give the Company and management a chance to explore new opportunities to take advantage of the listed status of the Company and create value for its shareholders.

Support of Directors and Senior Officers. All of the independent directors and senior officers of the Company have entered into the Voting Support Agreements pursuant to which, and subject to the terms of which, they have agreed, among other things, to vote their Shares in favour of the Disposition Resolution. As of the date of the Stock Purchase Agreement, the directors and officers collectively beneficially owned or exercised control or direction over an aggregate of approximately 1,873,007 Shares representing approximately 2.0% of the outstanding Shares.

Fairness of the Disposition. The Company believes that the Disposition is substantively and procedurally fair to the Company and to its unaffiliated shareholders due to (i) the value of the consideration being provided to the Company under the Disposition; and (ii) the procedural safeguards put in place prior to the Disposition being agreed.

11

Substantive Fairness

The Special Committee and the Board received a fairness opinion from RwE to the effect that, as at September 13, 2022, and subject to the assumptions, limitations and qualifications set out therein, the Disposition is fair, from a financial point of view, to the Shareholders.

RwE was engaged by the Special Committee and the Board to act as its financial advisor in connection with the Disposition.

On September 13, 2022, the Fairness Opinion provides that, as of September 13, 2022, based upon and subject to the assumptions, limitations and qualifications set out therein, the Disposition is fair, from a financial point of view, to the Company’s Shareholders excluding shareholders related to BV Lending (i.e. “unaffiliated securityholders” as defined under Rule 13e-3 of the Exchange Act). The Fairness Opinion was among a number of factors taken into consideration by the Board in considering the Disposition. This summary is qualified in its entirety by reference to the full text of the Fairness Opinion. The full text of the Fairness Opinion, which set forth, among other things, the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix “D” to this Proxy Statement. The Company’s shareholders are urged to, and should, read the Fairness Opinion in its entirety. The Fairness Opinion is not a recommendation to any shareholder as to how to vote with respect to the Disposition or any other matter at the Meeting.

Under the terms of its engagement, RwE was paid a fee of $11,000 for delivery of the Fairness Opinion, which is not contingent upon the opinion being favourable.

The Fairness Opinion considered a number of factors including, but not limited to: (i) the relative amounts of known immediate exploration costs and work commitments versus future contingent work commitments, (ii) the likely development and exploration methods and the ongoing material development costs of Helmer-Bovill Property, (iii) the fact that the Helmer-Bovill Property is located in the United States, (iv) the infrastructure located at or near the Helmer-Bovill Property, (v) new permits issued for the Helmer-Bovill Property, (vi) the fact that the indebtedness is owed by the Company to BV Lending and not tied directly to i-minerals USA, (vii) review of the financial statements of the Company from 2017 to 2022, (viii) significant capital is required to develop the project, (ix) received no offer better than the one received by BV Lending, (x) industrial minerals have mixed demand, (xi) inability to obtain off-take agreements, which is a cornerstone for realizing value in industrial mineral projects, due to the long timeframe to production, (xii) the previously disclosed mineral resources and mineral reserves on the Helmer-Bovill Property, (xiii) other mineral resource companies listed on Canadian stock exchanges due to perceived high risk, (xiv) the lack of certainty that the next stage of development at Helmer-Bovill will occur on favorable terms, and (xv) additional technical and mining development may be positive or negative from future work.

In completing the Fairness Opinion, RwE made the following assumptions: (i) all assets and liabilities of the Company have been recorded in their accounts and financial statements and follow U.S. GAAP standards, (ii) relied on provided documentation by the Company, including data on the historical development and exploration costs on the Helmer-Bovill Property, (iii) the book value of the Company’s balance sheet used in the Fairness Opinion equals their fair value, (iv) the Company and all of its related parties and their principals had no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management, (v) no material changes to the audited financial statements for the year ended April 30, 2022, (vi) the Company shareholders are to be treated equally, (vii) the Company owns the Helmer-Bovill Property and all assets set out in its financial statements, (viii) the Company has complied with all rules and regulations of the TSX Venture Exchange, government taxation and regulatory practices as well as all aspects of their contractual agreements that would have an effect on the Fairness Opinion and there is no material agreement not disclosed in the Fairness Opinion, (ix) all conditions to the Disposition will be completed or waived by the parties, (x) no dilutive events at closing of the Disposition, (xi) BV Lending has no other material information that would provide it financial reasons to complete the Disposition, (xii) there are no unforeseen and/or material negative tax consequences to the Company’s shareholders and/or securityholders through the closing of the Disposition, (xiii) the Board has advised that there are no other elements to the Disposition other than set out in the Fairness Opinion, and (xiv) the Board is not aware of any other facts or data involving the Disposition and other matters that would have a material effect on the conclusions in the Fairness Opinion.

Based on the factors considered, RwE considered that the fair market value the Company to be CAD $1.15 million as compared to the US $3 million of value received for i-minerals USA. The Fairness Opinion concluded that subject to the assumptions, limitations and qualifications set out therein, the transaction was fair, from a financial point of view, to the Shareholders. Subsequent developments may affect the Fairness Opinion. RwE has disclaimed any obligation to change or withdraw the Fairness Opinion, advise any person of any change which may come or be brought to the attention of RwE or update the Fairness Opinion after the date of the Fairness Opinion.

12

Neither RwE nor any of its affiliates is an insider, associate or affiliate (as such terms are defined in the applicable Canadian Securities Laws) of the Company or BV Lending or any of their respective associates or affiliates.

Mr. Ball and BV Natural, which may be considered “affiliates” of the Company required to file a Schedule 13E-3, have adopted the analysis and conclusions of the Board as set forth in this proxy statement regarding the material factors upon which it was determined that the Disposition is substantively fair to the Company and all of the unaffiliated shareholders of the Company.

Procedural Fairness

Under the SEC rules governing “going-private” transactions, including Rule 13e-3 under the Exchange Act, Mr. Ball and BV Natural, an affiliate of BV Lending, (collectively, the “BV Group”) may be an “affiliate” of the Company and engaged in a “going-private” transaction and, therefore is required to disclose its beliefs as to the fairness of the Disposition to the Company’s “unaffiliated security holders” as defined under Rule 13e-3 of the Exchange Act. BV Group is making the statements included in this section of the Proxy Statement solely for the purpose of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. However, no member of the BV Group is making any recommendation to any unaffiliated shareholder as to how that shareholder should vote on any proposal, and the views of each member of the BV Group should not be construed as a recommendation to any unaffiliated shareholder as to how such shareholder should vote. Each member of the BV Group has interests in the Disposition that are different from, and in addition to, those of the unaffiliated shareholders.

The Company was represented by the Special Committee, which negotiated the terms and conditions of the Stock Purchase Agreement on the Company’ behalf, with the assistance of the Special Committee’s independent financial and legal advisors. The Disposition was negotiated by the Special Committee and the Board with Mr. Ball in abstention and was approved after Mr. Ball’s resignation. Mr. Ball was not a member of the Special Committee and did not participate in the deliberations of the Special Committee regarding, or receive advice from the Special Committee’s legal or financial advisors as to, the substantive and procedural fairness of the Disposition to the unaffiliated shareholders. BV Lending did not undertake any independent evaluation of the fairness of the Disposition to the unaffiliated shareholders, nor did it request or obtain any opinion or analysis with respect to the fairness of the Disposition to the unaffiliated shareholders. Mr. Ball resigned as a director of the Company on September 12, 2022, prior to the meeting of the Board on September 13, 2022, at which the Disposition and the Stock Purchase Agreement were approved. See “Fairness of the Disposition”

The Company and BV Lending believes, based on the analysis and resulting conclusions of the Special Committee and the Board described in this section titled “Special Factors – Reasons for the Recommendations of the Company’s Special Committee and the Company’s Board”, that the Disposition is fair, from a financial point of view, to the unaffiliated shareholders.

In making its determinations and recommendations, the Special Committee and the Board also observed that a number of procedural safeguards were in place and are present to permit the Board to represent the interests of the Company, the Shareholders and the Company’s other stakeholders. These procedural safeguards include, among others:

Shareholder Approval. The Disposition must be approved by (i) at least two-thirds of the votes cast on the Disposition Resolution at the Meeting by the Shareholders, present in person or represented by proxy and entitled to vote at the Meeting, and (ii) a simple majority of votes cast by the Shareholders, excluding votes held by interested parties (as defined in MI 61-101), related parties (as defined in MI 61-101) of such interested parties and joint actors (as defined in MI 61-101) of such interested parties or related parties.

Regulatory Approval. The Disposition must be approved by the TSX Venture Exchange. The Stock Purchase Agreement also contains a condition precedent that all regulatory approvals shall be obtained prior to closing.

Dissent Rights. Section 190 of the CBCA provides that any Registered Shareholders who oppose the Disposition may, upon compliance with certain conditions, exercise Dissent Rights and, if the Disposition is ultimately successful, receive the fair value of the Shares the Dissenting Shareholder holds in accordance with the Disposition. See “Rights of Dissenting Shareholders”.

13

The foregoing summary of the information and factors considered by the Special Committee and the Board is not intended to be exhaustive, but includes the material information and factors considered by the Special Committee and the Board in their consideration of the Disposition. In view of the variety of factors and the amount of information considered in connection with the Special Committee and the Board’s evaluation of the Disposition, the Special Committee and the Board did not find it practicable to and did not quantify or otherwise attempt to assign any relative weight to each of the specific factors considered in reaching its conclusions and recommendations. In addition, individual members of the Special Committee and the Board may have assigned different weights to different factors in reaching their own conclusion as to the fairness of the Disposition.

Certain Effects of the Disposition

If the Disposition Proposal receives the required approvals of the Company’s Shareholders described elsewhere in this Proxy Statement and the other conditions to the completion of the Disposition are either satisfied or waived, the Company will transfer to BV Lending all of the issued and outstanding shares of i-minerals USA. Accordingly, the Company will no longer be the indirect owner of the Helmer-Bovill Property, which is its sole mineral property, located in Idaho, USA.

Immediately prior to closing of the Disposition, the Company will contribute to i-minerals USA an intercompany debt owed by i-minerals USA to the Company in the amount of approximately US $25.7 million, resulting in the cancellation of the outstanding indebtedness. Further, on closing of the Disposition, BV Lending will transfer to the Company the balance of the debt owed to BV Lending (which amount was approximately US $35.4 million before the Set-Off). As a result of the foregoing, the Company will no longer be indebted to BV Lending and i-minerals USA will no longer be indebted to the Company.

Other than cash on hand, the Company will own no assets after closing of the Disposition. Until such time that the Company is able to acquire a new mineral property or alternative business, the TSX Venture Exchange will place the Company on notice to move to the NEX Tier of the TSX Venture Exchange. The NEX Tier of the TSX Venture Exchange is for companies that fail to meet continued listing standards.

Upon completion of the Disposition, the Company will still have to comply with reporting requirements under both the United States and Canadian securities laws. However, these requirements should be reduced because we would no longer be a United States company.

The Company currently prepares its financial statements in accordance with United States generally accepted accounting principles (“US GAAP”). We file our audited annual financial statements with the Securities and Exchange Commission on annual reports on Form 10-K and our unaudited interim financial statements with the Securities and Exchange Commission on quarterly reports on Form 10-Q. Additionally, we are a reporting issuer in the Provinces of British Columbia and Alberta, Canada.

Upon completion of the Disposition, we anticipate that we will meet the definition of a “foreign private issuer” under the Securities Exchange Act of 1934 (the “Exchange Act”). As a foreign private issuer, we will be required file an annual report on Form 20-F for its audited annual financial statements. We will also be required file our interim financial statements and management’s discussion and analysis, in the form required by Canadian securities legislation, with the Securities and Exchange Commission on Form 6-K. After closing of the Transaction, we anticipate that we will prepare our financial statements in accordance with International Financial Reporting Standards (“IFRS”). Notwithstanding the foregoing, the Company plans to file a Form 15 to terminate and suspend its duty to file reports under the Exchange Act immediately after closing of the Transaction.

In addition, as a foreign private issuer, our directors, officers and stockholders owning more than 10% of our outstanding common stock will no longer be subject to the insider reporting requirements of Section 16(b) of the Exchange Act and we will no longer be subject to the proxy rules of Section 14 of the Exchange Act. Furthermore, Regulation FD does not apply to non-United States companies and will not apply to us upon completion of the Disposition.

We will continue to remain subject to Canadian disclosure requirements including those requiring that we publish news releases and file reports about material changes to or for our company, send you information circulars with respect to meetings of our stockholders, file annual and quarterly financial statements and related management’s discussion and analysis and those that require that our officers, directors and major shareholders to file reports about trading in our shares.

14

Selected Financial Information

The following tables sets forth summary financial information for the Company and for i-minerals USA for the years ended April 30, 2022 and 2021, and for the 6-month period ended October 31, 2022. This information has been summarized from the Company’s financial statements and should only be read in conjunction with the Company’s and i-minerals USA’s financial statements, including the notes thereto, attached as Schedule “F” to Schedule “J” to this Proxy Statement. The Pro Forma financial information gives effect to the Disposition. All references to “$” shall mean US dollars in the following tables.

The Company

	For the 6-month period ended October 31, 2022	For the year ended April 30, 2022	For the year ended April 30, 2021
Total Revenues	$Nil	$Nil	$Nil
Amortization	$Nil	$Nil	$2,040
Management and Consulting Fees	$51,096	$103,893	$103,602
Mineral Property Expenditures	$Nil	$Nil	$Nil
General and Miscellaneous	$30,106	$129,525	$144,210
Professional Fees	$161,888	$207,027	$156,821
Foreign Exchange Gain	$3,523	$2,280	$4,300
Interest and Penalty Expense	$204,011	$104,091	$3,725,237
Loss for the Period From Continuing Operations	$443,578	$542,256	$4,127,610
Loss for the Period From Discontinued Operations	$369,624	$812,668	$771,649
Net Loss & Comprehensive Loss for the Period	$813,202	$1,354,924	$4,899,259
Basic & Diluted Loss per Common Share	$0.00	$0.01	$0.05
Total Assets	$2,043,358	$2,008,704	$2,149,527
Working Capital Deficit	$(34,984,487)	$(36,111,145)	$(34,773,452)
Total Liabilities	$37,027,845	$36,179,989	$34,965,888
Dividends per Share	$Nil	$Nil	$Nil

i-minerals USA

	For the 6-month period ended October 31, 2022	For the year ended April 30, 2022	For the year ended April 30, 2021
Total Revenues	$Nil	$Nil	$Nil
Amortization	$997	$2,534	$5,254
Management and Consulting Fees	$49,500	$99,000	$99,000
Mineral Property Expenditures	$291,402	$615,950	$605,219
General and Miscellaneous	$2,796	$81,477	$53,495
Professional Fees	$822	$13,328	$8,492
Foreign Exchange Loss	$1,060	$379	$189
Net Loss & Comprehensive Loss for the Period	$346,577	$812,668	$771,649
Total Assets	$1,979,098	$1,922,442	$1,964,230
Working Capital Deficit	$(25,926,636)	$(25,561,678)	$(24,766,241)
Total Liabilities	$25,977,063	$25,573,830	$24,802,950
Dividends per Share	$Nil	$Nil	$Nil

15

Pro Forma Financial Information for the Company

	For the six month period ended October 31, 2022 and as at October 31, 2022	For the year ended April 30, 2022 and as at April 30, 2022
Total Revenues	$-	$-
Amortization	$-	$-
Management and Consulting Fees	$51,096	$103,893
Mineral Property Expenditures	$-	$-
General and Miscellaneous	$30,106	$159,095
Professional Fees	$161,888	$327,027
Gain on Sale of Subsidiary	$-	$33,347,785
Foreign Exchange Gain	$3,523	$2,280
Interest Expenses	$204,011	$104,091
Net Income (Loss) for the Period from Continuing Operations	$(443,578)	$32,655,959
Net Income (Loss) for the Period from Discontinued Operations	$(369,624)	$(812,668)
Net Income (Loss) for the Period	$(813,202)	$31,843,291
Total Assets	$154,690
Working Capital (Deficit)	$(1,786,272)
Total Liabilities	$1,940,962
Dividends per Share	$-

Financial Statements

A copy of the following financial statements are included in this Proxy Statement:

1.	Audited annual financial statements of the Company for the years ended April 30, 2022 and 2021 attached as Appendix “F”.

2.	Interim financial statements of the Company for the period ended October 31, 2022 and 2021 attached as Appendix “G”.

3.	Audited financial statements of i-minerals USA for the years ended October 30, 2022 and 2021 attached as Appendix “H”.
16

4.	Interim financial statements for i-minerals USA for the period ended October 31, 2022 and 2021 attached as Appendix “I”.

5.	Pro forma financial statements for the Company for the period ended October 31, 2022 and April 30, 2022 attached as Appendix “J”.

Fees and Expenses

The estimate fees and expenses incurred or expected to be incurred by the Company in connection with the Disposition are as follows:

Description	Amount
Financial advisory fees and expenses	$11,000
Legal, accounting and other professional fees and expenses	$96,000
SEC filing fees	$500
Printing, proxy solicitation and mailing costs	$7,500
Miscellaneous	$5,000
Total	$120,000

Transactions in Relation to Shares

Other than the Stock Purchase Agreement and the Voting Support Agreement, the Company and its affiliates have not made any transactions with respect to the Company’s Shares during the past two years.

Plans for i-minerals USA After the Disposition

Following the completion of the Disposition, BV Lending will own 100% of the issued and outstanding shares of i-minerals USA. BV Lending expects to retain the three employees of i-minerals USA, and to continue to use the assets of i-minerals USA to explore, evaluate and develop the Helmer-Bovill Property.

17

I-MINERALS INC. MEETING MATTERS

Time, Date and Place

The Meeting of the Company will be held at Suite 704 - 595 Howe Street, Vancouver, British Columbia on February 15, 2023 at 10:00 a.m. (Vancouver time).

Record Date

The record date for determining the Shareholders entitled to receive notice of and to vote at the Meeting is December 20, 2022. Only Shareholders of record as of the close of business (Vancouver time) on the Record Date are entitled to vote at the Meeting.

Shareholder Approvals Required

The votes required to approve the Disposition is as follows:

1.	The affirmative vote of a special majority (two-thirds) of the Shares voted at the Meeting, in person or by proxy, on the Disposition resolution pursuant to section 189(3) of the CBCA.

2.

The affirmative vote of a majority of the Shares voted at the Meeting, in person or by proxy, on the Disposition Resolution, excluding the votes from Mr. Ball, his affiliates and any other person who is an “interested party”, pursuant to section 8.1 of MI 61-101.

The votes required to approve the Continuation is the affirmative vote of a special majority of the Shares voted at the Meeting, in person or by proxy, on the Continuance Resolution, pursuant to section 188(5) of the CBCA.

The affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy is required to pass the following resolutions:

1.	To set the number of directors for the ensuing year at four (4) persons.

2.	To elect John Theobald, W. Barry Girling, Gary Childress and Wayne Moorhouse as directors of the Company for the ensuing year.

3.

To appoint BDO Canada LLP as the auditors of the Company until the next annual general meeting of the Company and to authorize the directors of the Company to fix the remuneration to be paid to the auditors.

4.	To consider, and, if deemed advisable, approve a resolution ratifying and approving the Stock Option Plan.

Voting by Proxies

The form of proxy accompanying this Proxy Statement confers discretionary authority upon the proxy nominee with respect to any amendments or variations to matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting or any postponement or adjournment thereof. As at the date of this Proxy Statement, the Company’s management is not aware of any such amendments or variations, or of other matters to be presented for action at the Meeting. However, if any amendments to matters identified in the accompanying Notice of Meeting or any other matters which are not now known to management should properly come before the Meeting or any postponement or adjournment thereof, the Shares represented by properly executed proxies given in favour of the person(s) designated by management of the Company in the enclosed form of proxy will be voted on such matters pursuant to such discretionary authority.

If the instructions in a proxy given to the Company’s management are specified, the Shares represented by such proxy will be voted FOR or AGAINST in accordance with your instructions on any poll that may be called for. If a choice is not specified, the Shares represented by a proxy given to the Company’s management will be voted FOR the approval of the Disposition Resolution as described in this Proxy Statement. A Shareholder has the right to appoint a person (who need not be a Shareholder) to attend and act for him, her or it and on his, her or its behalf at the Meeting other than the persons designated in the form of proxy and may exercise such right by inserting the name in full of the desired person in the blank space provided in the form of proxy and striking out the names now designated.

18

Your vote is important regardless of the number of Shares you own.

The Company intends to hold the Meeting in person. However, in view of the current COVID-19 pandemic, the Company requests that, in considering whether to attend the Meeting in person, Shareholders follow the instructions of the Public Health Agency of Canada (PHAC; www.canada.ca/en/public-health.html) and the B.C. Centre for Disease Control (http://www.bccdc.ca/health-info/diseases-conditions/covid-19). Access to the Meeting will, subject to the Company’s Articles, be limited to essential personnel and registered Shareholders and proxyholders entitled to attend and vote at the meeting.

The Company may take additional precautionary measures in relation to the Meeting in response to any further development with or governmental response to the COVID-19 outbreak. In the event it is not possible or advisable to hold the Meeting in person, the Company will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing the meeting or holding the meeting entirely by electronic means, telephone or other communication facilities. If you are planning to attend the meeting, please check the Company’s website one week prior to the date of the meeting.

The Company encourages Shareholders NOT to attend the meeting in person, particularly if they are experiencing any of the described COVID-19 symptoms of fever, cough or difficulty breathing, or have been in contact within the last 14 days with anyone known or suspected to have COVID-19. Instead, the Company encourages Shareholders to date and sign the enclosed form of proxy and return it in the envelope provided, or, alternatively, to vote by telephone, or over the internet, in each case in accordance with the enclosed instructions. To be used at the Meeting, the completed proxy form must be deposited at the office of Computershare Investor Services Inc. (“Computershare”), Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 (Fax: 1-866-249-7779 (toll free within North America) or (416) 263-9524 (outside North America)) by mail or fax or the proxy vote is otherwise registered in accordance with the instructions included thereon. Non-registered Shareholders who receive these materials through their broker or other intermediary should complete and send the form of proxy or voting instruction form in accordance with the instructions provided by their broker or intermediary. To be effective, a proxy or voting instructions form, as applicable, must be received by Computershare not later than 10:00 a.m. (Vancouver time) on February 13, 2023, or in the case of any postponement or adjournment of the Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the postponed or adjourned meeting. Late proxies may be accepted or rejected by the Chair of the Meeting in his discretion, and the Chair is under no obligation to accept or reject any particular late proxy.

Revocability of Proxies

In addition to revocation in any other manner permitted by law, a Shareholder executing the enclosed form of proxy has the power to revoke it by depositing an instrument in writing executed by the Shareholder or his or her legal representative authorized in writing or, where the Shareholder is a corporation, by the corporation or a representative of the corporation. To be valid, an instrument of revocation must be received at the Company’s principal and head office by mail or by hand at Suite 1100 – 1199 West Hastings Street, Vancouver, British Columbia, Canada V6E 3T5 at any time up to and including the last business day preceding the day of the Meeting, or in the case of any postponement or adjournment of the Meeting, the last business day preceding the day of the postponed or adjourned Meeting, or delivered to the Chair of the Meeting on the day fixed for the Meeting, and prior to the start of the Meeting or any postponement or adjournment thereof. A registered Shareholder may also revoke a proxy in any other manner permitted by law. Only Registered Shareholders have the right to revoke a proxy. Beneficial Shareholders who wish to change their vote must, in sufficient time in advance of the Meeting, arrange for their respective Intermediaries to change their vote and if necessary, revoke their proxy in accordance with the revocation procedures.

Voting of Shares Owned by Beneficial Shareholders

Many shareholders are “Beneficial Shareholders” because the Shares of the Company they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. If you are a Beneficial Shareholder, you should read the information below on how to vote your Shares at the Meeting.

Only shareholders whose names appear on the records of the Company as the registered holders of shares or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are "non-registered" shareholders because the shares they own are not registered in their names but instead registered in the name of a nominee such as a brokerage firm through which they purchased the shares; bank, trust company, trustee or administrator of self-administered RRSP's, RRIF's, RESP's and similar plans; or clearing agency such as The Canadian Depository for Securities Limited, in Canada, and the Depository Trust Company, in the United States(a "Nominee"). If you purchased your shares through a broker, you are likely a non-registered holder.

19

If you, as a non-registered holder, wish to vote at the Meeting in person, you should appoint yourself as proxyholder by writing your name in the space provided on the request for voting instructions or proxy provided by the Nominee and return the form to the Nominee in the envelope provided. Do not complete the voting section of the form as your vote will be taken at the Meeting.

Non-registered holders who have not objected to their Nominee disclosing certain ownership information about themselves to the Company are referred to as NOBOs. Those non-registered holders who have objected to their Nominee disclosing ownership information about themselves to the Company are referred to as OBOs.

In accordance with the requirements of National Instrument 54-101, the Company has elected to send the Meeting materials directly to NOBOs.

If the Company or its agent has sent these materials directly to you (instead of through a Nominee), your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Nominee holding on your behalf. By choosing to send these materials to you directly, the Company (and not the Nominee holding on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions.

The Company does not intend to pay for Nominees to deliver the Meeting materials and Form 54-101F7 – Request for Voting Instructions Made by Intermediary to OBOs. As a result, OBOs will not receive the Meeting materials unless their Nominee assumes the costs of delivery.

The Company is not sending the Meeting materials to shareholders using "notice-and-access", as defined under NI 54-101.

Quorum

A quorum at meetings of the Shareholders of the Company consists of one or more Shareholder present at the meeting in person or represented by proxy.

Principal Holders of the Company

The authorized share capital of the Company consists of an unlimited number of Shares. As at the Record Date, 93,730,212 Shares were issued and outstanding. Each Share is entitled to one vote at a meeting of Shareholders.

The Board has fixed the close of business on December 20, 2022 as the Record Date for the purpose of determining the Shareholders entitled to receive notice of the Meeting, but the failure of any Shareholder who was a Shareholder on the Record Date to receive notice of the Meeting does not deprive the Shareholder of the right to vote at the Meeting.

To the best of the knowledge of the directors and executive officers of the Company, there are no persons who, or corporations which, beneficially own, or control or direct, directly or indirectly, voting shares carrying 10% or more of the voting rights attached to any class of voting shares of the Company other than:

Shareholder	Number of Shares	Percentage of Issued Capital
BV Natural Resources, LLC	36,803,890(1)	39.39%(2)

Notes:

(1)

The Company previously reported that Mr. Ball beneficially owned the shares of the Company held by BV Natural. As a result of trust ownership changes in September 2022, Mr. Ball is no longer the beneficial owner of such shares.

(2)	Percentages based on the 93,730,212 shares issued and outstanding as of December 20, 2022.

Share Structure of the Company

The authorized share capital of the Company consists of an unlimited number of Shares. As at the Record Date, 93,730,212 Shares were issued and outstanding.

20

Market Price of Common Stock and Dividends

The Company’s Shares trade on the TSX Venture Exchange under the symbol “IMA”, and over-the-counter in the United States on the OTC Pink marketplace under the symbol “IMAHF”. The following table sets forth, for the periods indicated, the high and low sales prices of the Shares and the dividends declared on the Shares.

Market Price
	TSXV (CAD)		OTC Pink (USD)
Fiscal Year	High	Low	High	Low	Dividends
Q1 ending Jul 31, 2020	$ 0.05	$ 0.03	$ 0.0387	$ 0.018	-
Q2 ending Oct 31, 2020	$ 0.04	$ 0.025	$ 0.0383	$ 0.0171	-
Q3 ending Jan 31, 2021	$ 0.045	$ 0.025	$ 0.0367	$ 0.013	-
Q4 ending Apr 30, 2021	$0.06	$ 0.03	$ 0.047	$ 0.0263	-
Q1 ending Jul 31, 2021	$ 0.04	$ 0.025	$ 0.03	$ 0.0196	-
Q2 ending Oct 31, 2021	$ 0.035	$ 0.025	$ 0.026	$ 0.186	-
Q3 ending Jan 31, 2022	$ 0.035	$ 0.025	$ 0.0316	$ 0.016	-
Q4 ending Apr 30, 2022	$ 0.03	$ 0.02	$ 0.0258	$ 0.0148	-
Q1 ending Jul 31, 2022	$ 0.025	$ 0.015	$ 0.01594	$ 0.0106	-
Q2 ending Oct 31, 2022	$0.015	$0.015	$0.01	$0.01
21

PROPOSAL NUMBER ONE – THE DISPOSITION

The background, purpose, effects and a discussion of the fairness of the Disposition is set out in the section titled “Special Factors”. This section sets out a summary of the material terms of the proposed Disposition and the Stock Purchase Agreement and should be read in conjunction with the section titled “Special Factors”.

Terms of the Stock Purchase Agreement

Capitalized terms used herein and not otherwise defined will have the meanings ascribed to such terms in the Stock Purchase Agreement.

The Company has agreed to sell all of the issued and outstanding shares of i-minerals USA to BV Lending in accordance with the terms of the Stock Purchase Agreement, whereby:

•

Immediately before completing the Disposition, the Company will contribute to i-minerals USA an intercompany debt owed by i-minerals USA to the Company in the amount of approximately US$25.7 million, resulting in the cancellation of the outstanding indebtedness.

•	At the closing of the Disposition, the Company will sell all of the shares of i-minerals USA to BV Lending for an amount equal to US$3 million (the “Share Value”).

•	The Share Value will be satisfied by BV Lending on a non-cash basis by the set off of an equal amount of debt owed by the Company to BV Lending (the “Set Off”).

•	Immediately following the Set Off, BV Lending will transfer to the Company the balance of the debt owed by the Company to BV Lending (which debt was approximately US$35.4 million before the Set Off).

•	The Loan Agreements, including all security granted thereunder, will be terminated and/or discharged.

•	The Company will be subject to non-competition and non-solicitation covenants in favour of BV Lending for a period of five years commencing on closing of the Transaction.

•	The Disposition is subject to the approval of the Transaction by Shareholders of the Company and the TSX Venture Exchange.

•

BV Lending has agreed to pay taxes that will become payable by the Company as a result of the Transaction (approximately US$450,000). In consideration for such payment by BV Lending, the Company will issue a promissory note in favor of BV Lending for the amount of the taxes so paid. The promissory note will be repaid out of any refund received by the Company from the applicable government agency.

Representations and Warranties

The Stock Purchase Agreement contains representations and warranties made by the Company to BV Lending and representations and warranties made by the Company to BV Lending. Those representations and warranties were made solely for the purposes of the Stock Purchase Agreement and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating its terms.

Moreover, some of the representations and warranties contained in the Stock Purchase are subject to a contractual standard of materiality (including a Material Adverse Effect) that is different from that generally applicable to the public disclosure to the shareholders of BV Lending or shareholders of the Company, as the case may be, or those standards used for the purpose of allocating risk between parties to an agreement. For the foregoing reasons, you should not rely on the representations and warranties contained in the Stock Purchase Agreement as statements of factual information at the time they were made or otherwise.

The representations and warranties provided by the Company in favour of BV Lending relate to, among other things: (a) Organization and Authority of the Company; (b) Organization, Authority and Qualification of i-minerals USA; (c) Capitalization of i-minerals USA; (d) No Subsidiaries; (d) No Conflicts or Required Consents; (e) Financial Statements of i-minerals USA; (f) No Undisclosed Liabilities; (g) Cancellation of i-minerals USA’s Debt; (h) No Material Change; (i) Fairness Opinion; (j) Material Contracts; (k) Real Property and Title to Assets; (l) Intellectual Property; (m) Insurance; (n) Legal Proceedings and Government Orders; (o) Compliance with Laws and Permits; (p) Environmental Matters; (q) Employee Benefits; (r) Employment; (s) Taxes; (t) Books and Records of i-minerals USA; (u) Anti-Money Laundering; (v) No Foreign Corrupt Practices; (w) Material Adverse Effect; (x) Brokers; and (y) Full Disclosure.

22

The representations and warranties provided by BV Lending in favour of the Company relate to, among other things: (a) Organization and Authority; (b) No Conflicts or Required Consents; (c) Investment Purposes; and (d) Brokers.

Covenants in Favour of BV Lending

•	The Company shall and shall cause its affiliates and representatives to hold in confidence all information concerning i-minerals USA.

•

For a period of five (5) years commencing closing of the Disposition (the “Restricted Period”), the Company shall not and shall not permit any of its affiliates to engage anywhere in the USA (the “Restricted Territory”) directly or indirectly in any business similar or competitive with i-minerals USA, or to intentionally interfere with the business relationships between i-minerals USA and customers or suppliers of i-minerals USA.

•

During the Restricted Period, the Company shall not and shall not permit any of its affiliates to hire or solicit any current or former employee of the Company or encourage any employee to leave i-minerals USA’s employment.

•	BV Lending shall be entitled to equitable relief in the event of a breach or a threatened breach by the Company of these covenants related to competition and solicitation.

Conditions Precedent to the Disposition

Mutual Conditions

The obligations of the Parties to complete the Disposition are subject to the fulfillment, on or before the date of closing of the Disposition (“the Closing Date”), each of which may only be waived with the mutual consent of the Parties:

•	The Disposition Resolution shall have been approved by the Company’s shareholders; and

•

No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated in the Stock Purchase Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated thereunder to be rescinded following completion thereof.

Additional Conditions in favour of BV Lending

The obligation of BV Lending to complete the Disposition is subject to the fulfillment of each of the following additional conditions precedent at or before the Closing Date (each of which is for the exclusive benefit of BV Lending and may be waived by BV Lending in whole or in part at any time):

•

The representations and warranties of the Company contained in the Stock Purchase Agreement and other Transaction Documents shall be true and correct in all material respects on and as of the date of the Stock Purchase Agreement and the Closing Date.

•	The Company shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Stock Purchase Agreement.

•

No action shall have been commenced against the Company, i-minerals USA or BV Lending which would preventing closing of the Disposition (“Closing”). No injunction or restraining order shall have been issued by any governmental authority, and be in effect, which restrains or prohibits any transaction contemplated thereby.

•

Since the date of the Stock Purchase Agreement, there has not been, with respect to i-minerals USA, any change, event, condition or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of i-minerals USA.

23

•	The Company shall have delivered the following to BV Lending:

•

a stock certificate evidencing the shares of i-Minerals USA, free and clear of all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank.

•

a certificate of the secretary (or other officer) of the Company certifying (i) that attached thereto are true and complete copies of all resolutions of the Company’s Board, the shareholders of the Company and the shareholder of i-minerals USA, authorizing the execution, delivery and performance of the Stock Purchase Agreement and the other documents required to be delivered in connection with the Stock Purchase Agreement (the “Transaction Documents”) at Closing, to which the Company is a party and the consummation of the transactions thereby, and that such resolutions are in full force and effect; (ii) the names, titles and signatures of the officers of the Company authorized to sign the Stock Purchase Agreement and other Transaction Documents to which the Company is a party; and (iii) attached thereto are true and complete copies of the governing documents of the Company, including any amendments or restatements thereof, and that such governing documents are in full force and effect.

•	the resignations of the directors and officers of i-minerals USA, effective as of the Closing date.

•	a good standing certificate.

•	a copy of the Contribution Agreement.

•

a Certificate duly signed by an authorized officer of the Company confirming the representations and warranties of the Company and performance of obligations contemplated in the Stock Purchase Agreement.

•

All Transaction Documents to which the Company is a party and such other documents on a closing checklist agreed upon by the Parties in connection with this Agreement or as BV Lending reasonably requests and are reasonably necessary.

•

Any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Authority shall have been obtained, including approval of the TSX Venture Exchange.

•	Rights to dissent pursuant to section 190 of the CBCA shall not have been validly exercised (and not withdrawn) with respect to more than 5% of the issued and outstanding shares of the Company.

•	No Material Adverse Effect shall have occurred.

Additional Conditions in favour of the Company

•

The representations and warranties of BV Lending contained in the Stock Purchase Agreement and other Transaction Documents shall be true and correct in all material respects on and as of the date of the Stock Purchase Agreement and the Closing Date.

•	BV Lending shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by the Stock Purchase Agreement.

•	BV Lending shall have delivered to the Company:

•

a certificate of the secretary (or other officer) of the manager of the sole member of BV Lending certifying (i) that attached thereto are true and complete copies of all resolutions of the sole member of BV Lending authorizing the execution, delivery and performance of the Stock Purchase Agreement and the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby, and that such resolutions are in full force and effect; and (ii) the names, titles and signatures of the officers of the manager of the sole member of BV Lending authorized to sign the Stock Purchase Agreement and the other Transaction Documents.

24

•

a certificate signed by a duly authorized officer of BV Lending, certifying that the representations and warranties of the Company and performance of obligations contemplated in the Stock Purchase Agreement.

•

all Transaction Documents to which BV Lending is a party and such other documents on a closing checklist agreed upon by the Parties in connection with this Agreement or as the Company reasonably requests and are reasonably necessary.

Indemnification

BV Lending is indemnified by the Company for (i) any inaccuracy in or breach of any of the representations or warranties of the Company contained in the Stock Purchase Agreement or the other Transaction Documents; (ii) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by the Company pursuant to Stock Purchase Agreement or the other Transaction Documents; or (iii) any third party claim based upon, resulting from or arising out of (but only to the extent based upon, resulting from or arising out of) the business, operations, properties, assets or obligations of i-minerals USA conducted or arising on or prior to the Closing Date.

The Company is indemnified by BV Lending for (i) any inaccuracy in or breach of any of the representations or warranties of BV Lending contained in the Stock Purchase Agreement or the other Transaction Documents; or (ii) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by BV Lending pursuant to Stock Purchase Agreement or the other Transaction Documents.

Other than with respect to certain fundamental representations, the representations and warranties contained in the Stock Purchase Agreement survive for two years following the Closing Date.

Termination of the Stock Purchase Agreement

The Stock Purchase Agreement may be terminated at any time prior to the Closing in certain circumstances:

•	By the mutual written consent of the Parties

•	By BV Lending by written notice to the Company if:

•

BV Lending is not in material breach of any provision of the Stock Purchase Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company pursuant to the Stock Purchase Agreement that would give rise to the failure of any of the conditions specified in the conditions to closing in the Stock Purchase Agreement, and such breach, inaccuracy or failure has not been cured by the Company within ten (10) days of the Company’s receipt of written notice of such breach from BV Lending;

•

The Company’s Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, publicly proposes or states its intention to do so, or fails to publicly reaffirm (without qualification) within three business days after having been requested in writing by BV Lending, acting reasonably, to do so, the board recommendation or the Company’s board resolves or proposes to take any of the foregoing actions; or

•

Any of the conditions set forth in “Additional Conditions in Favour of BV Lending” have not been or if it becomes apparent that any of such conditions will not be fulfilled by December 31, 2022, unless such failure was due to the failure of BV Lending to perform or comply with any of the covenants, agreements or conditions thereof to be performed or complied with by it prior to the Closing.

•	By the Company by written notice to BV Lending if:
25

•	The Company is not in material breach of any provision of the Stock Purchase Agreement and there has been a breach, inaccuracy in or failure to perform any representation;

•

Any of the conditions set forth in “Additional Conditions in Favour of the Company” have not been or if it becomes apparent that any of such conditions will not be fulfilled by December 31, 2022, unless such failure was due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions thereof to be performed or complied with by it prior to the Closing.

In the event of the termination of the Stock Purchase Agreement, the Stock Purchase Agreement shall forthwith become void and there shall be no liability on the part of any party thereto except as set forth in the confidentiality obligations of the Company, the provisions relating to termination, and the provisions relating to expenses and notices.

Expenses

Excepted as otherwise provided in the Stock Purchase Agreement, the Parties have agreed in the Stock Purchase Agreement that each Party will pay all costs and expenses incurred by each Party with respect to the Disposition. The estimated costs to be incurred by the Company with respect to the Disposition and related matters including, without limitation, financial advisory, accounting and legal fees, the costs of preparation, printing and mailing of this Proxy Statement and other related documents and agreements, and stock exchange and regulatory filing fees, are estimated to be approximately $120,000.

Procedure for the Disposition to Become Effective

The Disposition is proposed to be carried out pursuant to Section 189 and 190 of the CBCA. The following procedural steps must be taken in order for the Disposition to become effective:

•	In accordance with section 189(3) of the CBCA, the Company is required to obtain shareholder approval as the Disposition constitutes a sale of substantially all of the undertaking of the Company.

•

The Disposition must be approved by special resolution in order to become effective. To pass a special resolution, the affirmative vote of at least two-third of the votes cast by the Company’s shareholders at the Meeting, present in person or by proxy, on the Disposition Resolution is required.

•

Minority approval must also be obtained in order for the Disposition to become effective. To obtain a minority approval, the affirmative vote of at least a majority of the votes cast by the Company’s unaffiliated shareholders at the Meeting, present in person or by proxy at the Meeting, on the Disposition Resolution is required.

•	All other conditions precedent to the Disposition further described in the Stock Purchase Agreement must be satisfied or waived by the appropriate Party.

Completion of the Disposition

Although the Parties’ objective is to have the Disposition occur as soon as possible after the Meeting, the Disposition may not be able to be completed for a number of reasons, including, but not limited to the Company not being able to obtain the required votes to pass the Disposition Resolution.

The Company or BV Lending may determine not to complete the Disposition. See “The Stock Purchase Agreement – Termination of the Stock Purchase Agreement”.

Required Approvals

Shareholder Approval

1.	The affirmative vote of a special majority (two-thirds) of the Shares voted at the Meeting, in person or by proxy, on the Disposition Resolution pursuant to section 189(3) of the CBCA.
26

2.

The affirmative vote of a majority of the Shares voted at the Meeting, in person or by proxy, on the Disposition, excluding the votes from Mr. Ball, his affiliates and any other person who is an “interested party”, pursuant to section 8.1 of MI 61-101.

Stock Exchange Approval

The Company’s common shares currently trade on the TSX Venture Exchange under the symbol “IMA”, hence is bound by TSX Venture Exchange Policies. The Disposition constitutes a “Reviewable Disposition” pursuant to TSX Venture Exchange Policy 5.3 due to the fact that the Disposition is a sale of all or substantially all of the assets of the Company, and it also constitutes a “Related Party Transaction” under the TSX Venture Exchange Policy 1.1 due to the fact that it involves a transaction with a company controlled by a director of the Company. Therefore, the Disposition requires an approval from the TSX Venture Exchange.

Rights of Dissenting Shareholders

The Shareholders have the right to dissent to the Disposition pursuant to section 190 of the CBCA (“Dissent Rights”), the text of which is set forth in Appendix “B” to this Proxy Statement, provided that they follow the procedures specified therein. If the Disposition is approved and becomes effective, any Shareholder who dissents in accordance with the provision in section 190 of the CBCA will be entitled to be paid the fair value of the Common Shares held by such shareholder determined as at the close of business on the day before the resolution was adopted. See the section titled “Rights of Dissenting Shareholders”.

Requirements of MI 61-101

MI 61-101 regulates certain transactions to ensure equality of treatment among security holders, generally requiring enhanced disclosure, approval by a majority of securityholders excluding “interested parties” or “related parties”, independent valuations and, in certain instances, approval and oversight of the transaction by a special committee of independent directors.

The protections of MI 61-101 generally apply to “related party transactions”, where the issuer directly or indirectly sells, transfers or disposes an asset to a “related party” (as defined in MI 61-101). Such related party, being a party to the transaction will be an “interested party” (as defined in MI 61-101). A “related party” includes directors, executive officers and shareholders holding over 10% of the issued and outstanding shares of the Company.

As set out under the title “Proposal Number One – The Disposition”, the Company has agreed to sell all of the issued and outstanding shares of i-minerals USA to BV Lending in accordance with the terms of the Stock Purchase Agreement. BV Lending is an entity founded by Mr. Ball and is an affiliate of BV Natural, a Shareholder that controls over 10% of the issued and outstanding shares of the Company. Accordingly, BV Lending and BV Natural are “related parties” as defined under MI 61-101 and the Disposition is a “related party transaction” under MI 61-101.

In accordance with section 8.1 of MI 61-101, the Company is required to obtain Shareholder approval requirements under MI 61-101.

Required Votes

In accordance with section 189(3) of the CBCA, the Company is required to obtain shareholder approval as the Disposition constitutes a sale of substantially all of the undertaking of the Company. The Disposition must be approved by special resolution in order to become effective. To pass a special resolution, the affirmative vote of at least two-thirds of the votes cast by the Company’s shareholders present in person or by proxy at the Meeting is required.

Under MI 61-101, the Disposition must also be approved by a simple majority of the votes cast by Shareholders who vote at the Meeting, either in person or by proxy, excluding any votes of a “related party” to the Disposition. Based on the foregoing, the following Shareholders are excluded from voting on this resolution:

Name	Amount of Shares
BV Natural	36,803,890 Shares
Cortney Liddiard, CEO of BV Natural	605,000 Shares
27

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE DISPOSITION.

PROPOSAL NUMBER TWO – NUMBER OF DIRECTORS

The Articles of the Company provide for a board of directors of no fewer than three directors and no greater than a number as fixed or changed from time to time by majority approval of the shareholders.

At the Meeting, shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company for the ensuing year at four (4). The number of directors will be approved if the affirmative vote of the majority of common shares present or represented by proxy at the Meeting and entitled to vote are voted in favour to set the number of directors at four (4).

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” TO SET THE NUMBER OF DIRECTORS OF THE COMPANY FOR THE ENSUING YEAR AT FOUR (4).

28

PROPOSAL NUMBER THREE – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of four directors: John Theobald, W. Barry Girling, Gary Childress and Wayne Moorhouse. At the Meeting, shareholders will elect four directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the four nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. If any nominee is unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors intends to nominate the four persons identified as its nominees in this Proxy Statement. The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Residence	Position
John Theobald	65	United Kingdom	Chief Executive Officer, President and Director
W. Barry Girling(1)	63	Canada	Director
Gary Childress(1)	74	United Sates	Director
Wayne Moorhouse(1)	58	Canada	Director

Note:

(1)	Member of the audit committee.

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors are a party adverse to us or in which any of the Company’s directors have a material interest adverse to us. Set forth below is a brief description of the background and business experience of each director for the past five years:

John Theobald was appointed President and CEO of the Company on February 27, 2018 and has been a director since July 21, 2016. Mr. Theobald has over thirty-five years in the international mining industry and has been involved with exploration, business development, operations, investments and capital markets. Most recently he was a director of ASX listed High Peak Royalties Ltd, director, CEO & COO of London and TSX listed royalty company Anglo Pacific Group plc and served as Chairman of First Coal Corporation which was successfully sold to Xstrata plc for $147 million. From 1999 to 2008 he held a number of senior positions with Sibelco, a major industrial minerals group, where he gained significant experience of kaolin, feldspar, clay and quartz markets and operations. Mr. Theobald has a B.Sc. with Honours in Geology from the University of Nottingham, is a Chartered Engineer with the UK Engineering Council, Fellow of the Institute of Materials Minerals and Mining (UK) and Member of the Institute of Directors (UK).

W. Barry Girling has been a director since March 2002 and in March 2018 was appointed Senior Vice-President. Mr. Girling has been active in various aspects of mineral exploration since 1977. He couples his geological understanding with a B.Com. (Finance) degree to provide consulting services to a number of TSX Venture Exchange companies. He has strong capital markets experience gained as a founder and director of Foundation Resources Inc. and Search Minerals Inc and was a director of Roxgold Inc. from August 2006 through September 2102 completed the re-organization of Roxgold Inc. and the acquisition of its Burkina Faso gold properties. Aside from I-Minerals Inc., Mr. Girling was from November 2012 President and CEO of Birch Hill Gold Corporation until it amalgamated with Canoe Mining Ventures in June of 2014, Kiska Metals Inc. until March 2017 and continues to serve as a director of Silver One Resources Inc. and Santa Cruz Silver Mining Inc.

Gary Childress has been a director since November 2013. Mr. Childress has a BS in Ceramic Engineering from Clemson University and has spent much of the last 40 years in industrial minerals or related industries. He has served as General Manager of Edward Orton Ceramic Foundation since September 2001, the primary focus of which is providing products to assist and enhance high temperature processing of ceramics and other materials. Mr. Childress also served as Vice President of Hecla Mining Company from 1994 to 2001 where he was responsible for Hecla's industrial mineral division including acquisitions and project development.

29

Wayne Moorhouse has been a director since January 6, 2014. Mr. Moorhouse has extensive experience with public companies and has acted as the CFO, corporate secretary or president of a number of TSX and TSX Venture listed resource companies and their subsidiaries. In particular, Mr. Moorhouse served as CFO and corporate secretary of Genco Resources Ltd., a former TSX company that had a producing silver-gold property in Mexico, from June 2003 to October 2010, and as a special advisor to Silvermex Resources Ltd., a company listed on the TSX that was in process of developing advanced stage silver projects, from November 2010 to December 2011. Between January 2012 and September 2013, Mr. Moorhouse served as CFO of Roxgold Inc, a company listed on the TSX Venture Exchange engaged in gold mining in Burkina Faso. Currently, Mr. Moorhouse is COO of Midnight Sun Mining Corp., a company listed on the TSX Venture Exchange engaged in the exploration of properties in Africa.

Criminal, Judicial or Administrative Proceeding

None of the Company, i-minerals USA or their respective directors and executive officers have been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), and none of the aforementioned persons have been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Three.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE IN THE PROXY.

30

PROPOSAL NUMBER FOUR – APPOINTMENT OF AUDITOR

Shareholders will be asked to vote for the appointment of BDO Canada LLP, Chartered Professional Accountants, to serve as auditors of the Company to hold office until the next annual general meeting of the shareholders or until such firm is removed from office or resigns as provided by law and to authorize the Board of Directors of the Company to fix the remuneration to be paid to the auditors.

BDO Canada LLP, Chartered Professional Accountants audited the Company’s financial statements for the year ended April 30, 2022, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as the Company’s auditors for the fiscal year ending April 30, 2023. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Meeting. If the shareholders do not appoint BDO, the Audit Committee may reconsider, but will not necessarily change, its selection of BDO to serve as the Company’s auditors.

A representative of BDO is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended April 30, 2022 and 2021 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended April 30, 2022	Year Ended April 30, 2021
Audit Fees	$101,470	$89,579
Audit Related Fees	-	-
Tax Fees	$44,579	$10,010
All Other Fees	$-	-
Total	$146,049	$99,589

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Four.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF BDO CANADA LLP, CHARTERED PROFESSIONAL ACCOUNTANTS, AS THE COMPANY’S AUDITORS UNTIL THE NEXT ANNUAL GENERAL MEETING AT A REMUNERATION TO BE FIXED BY THE COMPANY’S BOARD OF DIRECTORS.

31

PROPOSAL NUMBER FIVE – RATIFICATION AND APPROVAL OF STOCK OPTION PLAN

The Company received shareholder approval on December 10, 2019 of its “rolling” stock option plan (the “Stock Option Plan”) whereby 10% of the number of issued and outstanding shares of the Company at any given time may be reserved for issuance pursuant to the exercise of options. The TSX Venture Exchange requires that the Stock Option Plan be submitted for approval by the shareholders at the annual general meeting of the Company. Accordingly, management is seeking ratification and approval of the Stock Option Plan by the shareholders. The board of directors of the Company has approved the Stock Option Plan and recommends shareholders vote in favour of approving and ratifying the Stock Option Plan.

The Stock Option Plan was established to provide incentive to directors, officers, employees, management company employees and consultants who provide services to the Company. The intention of management in proposing the Stock Option Plan is to increase the proprietary interest of such persons in the Company and thereby aid the Company in attracting, retaining and encouraging the continued involvement of such persons with the Company.

The Stock Option Plan provides for a floating maximum limit of 10% of the outstanding common shares, as permitted by the policies of the Exchange. As of the date of this Proxy Statement, the Company was eligible to grant up to 9,373,021 options under its Stock Option Plan. There are presently 1,250,000 options outstanding and 8,123,021 remain available under the Stock Option Plan.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approve by securityholders	1,250,000	$0.25	8,123,021
Equity compensation plan not approved by securityholders	-	-	-
Total	1,250,000		8,123,021

Terms of the Stock Option Plan

Options may be granted under the Stock Option Plan to such service providers of the Company and its affiliates, if any, as the Board of Directors may from time to time designate. The exercise price of option grants will be determined by the Board of Directors, but cannot be lower than the price permitted by the TSX Venture Exchange. The Stock Option Plan provides that the number of common shares that may be reserved for issuance to any one individual upon exercise of all stock options held by such individual may not exceed 5% of the issued common shares, if the individual is a director or officer, or 2% of the issued common shares, if the individual is a consultant or engaged in providing investor relations services, on a yearly basis. Subject to earlier termination, all options granted under the Stock Option Plan will expire not later than the date that is five years from the date that such options are granted. In the event that an optionee ceases to be a director, officer, employee or consultant, the option will terminate within ninety days. In the event of the death of an optionee, the options will only be exercisable within 12 months of such death. Options granted under the Stock Option Plan are not transferable or assignable other than by will or other testamentary instrument or pursuant to the laws of succession.

Disinterested Shareholder Approval

Under the policies of the TSX Venture Exchange, if the grant of options under the proposed Stock Option Plan to insiders of the Company, together with all of the Company’ outstanding stock options, could result at any time in:

32

1.	the number of shares reserved for issuance pursuant to stock options granted to insiders of the Company exceeding 10% of the issued common shares of the Company;

2.	the grant to insiders of the Company, within a 12 month period, of a number of options exceeding 10% of the issued common shares of the Company; or

3.	the issuance to any one optionee, within a 12 month period, of a number of shares exceeding 5% of the issued common shares of the Company,

the Company must obtain disinterested shareholder approval. The policies of the TSX Venture Exchange and the terms of the proposed Stock Option Plan also provide that disinterested shareholder approval will be required for any agreement to decrease the exercise price of options previously granted to insiders of the Company. The term disinterested shareholder approval means approval by a majority of the votes cast at the Meeting other than votes attaching to shares of the Company beneficially owned by insiders of the Company to whom options may be granted under the proposed Stock Option Plan.

A copy of the Stock Option Plan is set forth in Appendix “A” of this Proxy Statement.

Required Vote

The affirmative approval of the holders of record on the Record of a majority of the common shares present or represented by proxy at the Meeting and entitled to vote is required to approve Proposal Number Five.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

33

PROPOSAL NUMBER SIX – CONTINUANCE FROM THE FEDERAL JURISDICTION OF CANADA TO THE PROVINCE OF BRITISH COLUMBIA

The Company is currently governed by the Canada Business Corporations Act (the “CBCA”). The Company’s shareholders will be asked to consider and, if thought appropriate, pass, with or without amendment, at the Meeting a special resolution approving the Continuance of the Company under the Canada Business Corporations Act (the “CBCA”) to the Business Corporations Act (British Columbia) (the “BCBCA”). See “Comparison of the CBCA and the BCBCA” below for a discussion of the principal differences and similarities between the BCBCA and ABCA.

If the Continuance is approved at the Meeting, it is proposed that, following the Disposition, the Company file the continuation application required for the Continuance of the Company into British Columbia with the Registrar which will result in a new notice of articles (the "New Notice of Articles") replacing the existing articles of incorporation as the charter document of the Company under the BCBCA. The New Notice of Articles not substantively different than the current articles of incorporation of the Company (as they relate to matters that would typically be in the Notice of Articles of a corporation governed by the BCBCA).

In addition, the Company will be adopting a new set of articles after the Continuance (the “New Articles”).

The Continuance must be approved by special resolution in order to become effective. To pass, a special resolution requires the affirmative vote of not less than 66 2/3% of the votes cast by the Company’s shareholders present in person or by proxy at the Meeting.

The complete text of the Continuance Resolution which management intends to place before the Meeting authorizing the Continuance is as follows:

“RESOLVED, as a special resolution, THAT:

1.

the continuance of the Company out of the Canada Business Corporations Act and into the Province of British Columbia under the Business Corporations Act (British Columbia) (the “BCBCA”) be and is hereby authorized and approved;

2.

the application to the Corporations Canada of Canada Business Corporations Act (the “CBCA”) for authorization to continue out of the Federal Jurisdiction of Canada and into the Province of British Columbia under the BCBCA be and is hereby authorized and approved;

3.

the application by the Company to the Registrar of Companies under the BCBCA for a certificate of continuance in order to continue out of the Federal Jurisdiction of Canada and into the Province of British Columbia under the BCBCA under the name “Whitecliff Metals Corp.”, or such other name as the board of directors may approve, be and is hereby authorized and approved;

4.

effective upon issuance of the certificate of continuance, the Company is hereby authorized and directed adopt the New Notice of Articles and the New Articles in substantially the forms attached as schedules to the Company’s Proxy Statement dated November 7, 2016, with such amendments, modifications and alterations thereto as the board of directors of the Company may approve in order to comply with the requirements of the BCBCA, in substitution for the current articles of incorporation and by-laws of the Company;

5.	the New Articles are hereby ratified and confirmed;

6.

any one director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and deliver, under corporate seal of the Company or otherwise, all such documents and instruments and to do all such acts and things as in his or her opinion may be necessary or desirable to give full effect to this special resolution; and

7.

notwithstanding any approval of the shareholders of the Company as provided herein, the board of directors may, in its sole discretion, revoke this special resolution and abandon the Continuance before it is acted upon without further approval of the shareholders”

34

Continuance into the Province of British Columbia and Adoption of New Notice of Articles and Articles

The corporate affairs of the Company are currently governed by the CBCA. The Registrar of Corporations under the CBCA is prepared to allow a continuance out of the Federal Jurisdiction of Canada and into the Province of British Columbia upon receipt of an application for authorization to continue out, which confirms that the Continuance will not adversely affect the creditors or shareholders of the Company as set out in section 187 of the CBCA.

The Continuance does not create a new legal entity, nor does it prejudice or affect the continuity of the Company. The Company’s authorized capital will continue to consist of an unlimited number of common shares and the Continuance, and the adoption of the New Notice of Articles and New Articles will not result in any substantive changes to the constitution, powers or management of the Company, except as otherwise described herein.

The Continuance will, however, affect certain rights of the shareholders as they currently exist under the CBCA as briefly discussed herein. Shareholders should consult their legal advisors regarding implications of the Continuance, which may be of particular importance to them.

The adoption of the New Notice of Articles and New Articles of the Company has been approved by the Board, subject to the completion of the Continuance. Upon the Continuance becoming effective, the former articles of incorporation and by-laws of the Company will be replaced by the New Notice of Articles and New Articles.

Comparison of the BCBCA and the CBCA

The Company     is currently governed by the CBCA but following the Continuance will be governed by the BCBCA. While the rights and privileges of shareholders of a BCBCA company are, in many instances, comparable to those rights and privileges of shareholders of a CBCA company, there are certain differences. The following is a summary of some of the principal differences and similarities between the CBCA and BCBCA; however, such summary is not intended to be exhaustive and should not be considered as legal advice to any particular shareholder. Shareholders are advised to consult their own legal advisors respecting all of the implications of the Continuance.

Notwithstanding the foregoing, upon completion of the Continuance, the Company will continue to be bound by the rules and policies of the TSXV, the SEC, the British Columbia Securities Commission and the Alberta Securities Commission, as well as other applicable securities legislation.

Charter Documents

Under the CBCA, the charter documents consist of: (i) articles of incorporation which set forth, among other things, the name of the company, the amount and type of authorized capital, whether there are any restrictions on the transfer of shares of the company, the number of directors (or the minimum and maximum number of directors), any restrictions on the business that the company may carry on and other provisions such as the ability of the directors to appoint additional directors between annual meetings, and (ii) the by-laws which govern the management of the company. The articles are filed with Corporations Canada and the by-laws are filed only at the registered and records office.

Under the BCBCA, the charter documents consist of: (i) the notice of articles, which sets forth certain prescribed information such as the name of the company, the company’s registered and records office, the names and addresses of the directors of the company and the authorized share structure, and (ii) the articles, which govern the management of the company. The notice of articles is filed with the Registrar and the articles are filed only at the records office.

Ability to Set Necessary Levels of Shareholder Consent

Under the BCBCA, a company, in its articles, can establish levels for various shareholder approvals (other than those prescribed by the BCBCA). The percentage of votes required for a “special resolution” can be specified in the articles and may be no less than two-thirds and no more than three-quarters of the votes cast. The CBCA does not provide for flexibility on shareholder approvals, which are either ordinary resolutions passed by a majority of the votes cast or, where specified in the CBCA, special resolutions which must be passed by two-thirds of the votes cast.

35

The Articles that will be adopted by the Company if the Continuance is completed will provide that the percentage of votes required for a special resolution is no less than two-thirds of the votes cast.

Choice of Resolutions for Corporate Actions

Under the CBCA substantive alterations to the charter documents of a company require a resolution passed by not less than two-thirds of the votes cast by the shareholders voting on the resolution authorizing the alteration and, where certain specified rights of the holders of a class of shares are affected differently by the alteration than the rights of the holders of other classes of shares, a resolution passed by not less than two-thirds of the votes cast by the holders of all of the shares of a company, whether or not they carry the right to vote, and a special resolution of each class, or series, as the case may be, even if such class or series is not otherwise entitled to vote. A resolution to amalgamate a CBCA company requires a special resolution passed by the holders of each class of shares or series of shares, whether or not such shares otherwise carry the right to vote, if such class or series of shares are affected differently. Changes to a company's by-laws requires only an ordinary resolution passed by a simple majority of the votes cast on the resolution.

Under the BCBCA, substantive changes to the charter documents such as an alteration of the restrictions, if any, on the business carried on by a company, an increase or reduction of the authorized capital of a company or changes to the special rights and restrictions attached to shares issued by the company require the type of resolution specified by the BCBCA, or if the BCBCA does not specify the type of resolution, by the type of resolution specified by the articles or, if neither specify the type of resolution, a special resolution passed by the majority of votes that the articles of the company specify is required, if that specified majority is at least two-thirds and not more than three- quarters of the votes cast on the resolution or, if the articles do not contain such a provision, a special resolution passed by at least two-thirds of the votes cast on the resolution. The BCBCA provides that special rights and restrictions can be created and attached to issued shares or varied by the type of shareholders’ resolutions specified by the articles, or if the articles do not specify the type of resolution, by a special resolution. A proposed amalgamation requires a special resolution approved by the holders of all shares issued, whether voting or not. A continuance of a company out of the jurisdiction or a sale of all or substantially all of the undertaking of the company requires a special resolution passed by holders of shares of each class entitled to vote at a general meeting of the company. The BCBCA provides that a company may, by directors’ resolution or ordinary resolution authorize an alteration of its notice of articles to adopt or change a translation of its name. Similarly, if the articles so provide, the name of the company may be changed by a directors’ resolution, an ordinary resolution or a special resolution. In addition, certain changes to the Company’s capital structure including, but not limited to, the creation or cancellation of one or more classes or series of shares, changing the authorized capital, consolidating or subdividing all or any of the Company's issued or unissued shares, and other alterations to the share capital and authorized capital may be effected by directors' resolution where permitted under the BCBCA.  Where permitted by the BCBCA, the New Articles will provide for substantive changes to the Company's charter documents to be effected by way of directors' resolution.

Change of Name

The CBCA provides that a special resolution is required in order to change a company’s name.  The proposed Articles provide that a change of name may be approved by a directors’ resolution or ordinary resolution of shareholders.

Directors

The CBCA requires that for distributing corporations (like the Company) there must be a minimum of three directors at least two of whom shall not be officers or employees of the corporation or its affiliates, and that at least one-quarter of the directors be resident Canadians.

The BCBCA provides that a company must have at least one director unless it is a public company, in which case, it must have at least three directors. However, unlike the CBCA, the BCBCA does not impose any residency requirements on the directors.

Under the CBCA, directors may be removed by ordinary resolution whereas under the BCBCA, directors may be removed by a special resolution or, if the articles of a company provide that a director may be removed by a resolution of the shareholders entitled to vote at general meetings passed by less than a special majority or may be removed by some other method, by the resolution or method specified.

36

Place of Meetings

The CBCA provides that meetings of shareholders may be held within Canada if the corporation's articles so provide or if all the shareholders entitled to vote at the meeting so agree.

Under the BCBCA, general meetings of shareholders are to be held in British Columbia, or may be held at a location outside of British Columbia if:

1.	the location is provided for in the articles;

2.

the articles do not restrict the company from approving a location outside of British Columbia, the location is approved by the resolution required by the articles for that purpose (which may include by way of directors’ resolution), or if no resolution is specified then approved by ordinary resolution before the meeting is held; or

3.	the location is approved in writing by the Registrar before the meeting is held.

The proposed Articles provide that general meetings of shareholders may be held anywhere in the world.

Quorum Requirement

Under the Company's existing by-laws, a quorum of one shareholder must be present in person or by proxy at the Meeting before any action may validly be taken at the Meeting.

The proposed Articles will continue to have the quorum requirement as any one shareholder, in person or by proxy, that attend the shareholder meeting.

Requisition of Meetings

Both the CBCA and the BCBCA provide that one or more shareholders of a company holding not less than 5% of the issued voting shares may give notice to the directors requiring them to call and hold a general meeting of the shareholders of the company.

Under the BCBCA, if the directors do not call a meeting within 21 days of receiving the requisition, the requisitioning shareholders, or any one of them holding in the aggregate, more than 2.5% of the issued shares of the company that carry the right to vote at general meetings, may call the meeting.

Under the CBCA, if the directors do not call a meeting within 21 days of receiving the requisition, any shareholder who signed the requisition may call the meeting.

Form of Proxy and Information Circular

The BCBCA and CBCA both provide that the applicable form of proxy and information circular for reporting companies is that contained in the relevant parts of National Instrument 51-102 Continuous Disclosure Requirements such that the requirements are the same for public companies in both jurisdictions.

Sale of Undertaking

Under the CBCA, a company may sell, lease or exchange all or substantially all of the property of the company (other than in the ordinary course of business of the company) only if it has been authorized by a special resolution. Each share of the company carries the right to vote in respect of the sale, lease or exchange whether or not such share otherwise carries the right to vote and, where a class or series of shares is affected by the sale, lease or exchange in a manner different from another class or series, the holders of shares of that affected class or series are entitled to vote separately on the transaction.

Under the BCBCA, a company may sell, lease or otherwise dispose of all or substantially all of the undertaking of the company if it does so in the ordinary course of its business or if it has been authorized to do so by a special resolution passed by the percentage of votes that the articles of the company specify is required. The proposed Articles provide that a special resolution must be passed by at least two-thirds of the votes cast on the resolution.

37

Both statutes offer dissent rights in the case of such a transaction.

Rights of Dissent and Appraisal

Both the CBCA and the BCBCA contain similar dissent rights for shareholders who dissent to certain actions taken by a company, requiring the company to purchase shares held by such shareholder at the fair value of such shares upon the due exercise of such dissent rights.

In British Columbia, the dissent right is applicable where a company proposes to:

1.	alter its articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

2.	adopt an amalgamation agreement;

3.	approve an amalgamation into a foreign jurisdiction;

4.	approve an arrangement, the terms of which arrangement permit dissent;

5.	authorize or ratify the sale, lease or other disposition of all or substantially all of the company's undertaking; and

6.	authorize the continuation of the company into a jurisdiction other than British Columbia.

The dissent right is also applicable to any other resolution, if dissent is authorized by the resolution, or under any court order that permits dissent.

In Canada, the dissent right is applicable where a company proposes to:

1.

amend its articles to add, change or remove any provision restricting the issue or transfer of shares, to add, change or remove any restriction on the business that the company may carry out, or to add or remove an express statement establishing the unlimited liability of the shareholders;

2.	amalgamate with another company;

3.	be continued under the laws of another jurisdiction; or

4.	sell, lease or exchange all or substantially all of its property.

However, the procedures for exercise of the dissent remedies are different. See “Dissent Rights” below and Appendix “B” to this Proxy Statement for a description of the Dissent Rights under the CBCA applicable to the Continuance Resolution.

Oppression Remedies

An oppression remedy allows a shareholder to apply to a court if a company is being run in a manner which is oppressive or unfairly prejudicial to the interests of that shareholder. If the court finds that oppression exists, it can grant a variety of remedies, ranging from an order restraining the conduct complained of to an order requiring the company to repurchase the shareholder's shares or an order liquidating the company.

In British Columbia, an oppression remedy is available to a shareholder of the corporation (which term includes any person whom the court considers to be an appropriate person to make an application). In Canada, the list of eligible complainants whom may commence an oppression application is broader and extends to directors, officers or security holders (whether the security is legally or beneficially owned), former directors, officers or security holders (whether the security is legally or beneficially owned) of a company or any of its affiliates, creditors of the company (in the discretion of the court), or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy.

38

Under the BCBCA, a court may grant relief where a prejudicial effect to the shareholder is merely threatened. On the other hand, under the CBCA a court may only grant relief if the effect actually exists (i.e. it must be more than merely threatened).

Other than the above distinctions, the oppression remedies in the two statutes are relatively similar.

Shareholder Derivative Actions

Under the BCBCA, a shareholder or director of a company, or any other person whom the court considers to be an appropriate person to make an application may, with leave of the court, bring an action in the name and on behalf of the company to enforce a right, duty or obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such a right, duty or obligation. No leave may be granted unless the court is satisfied that:

1.

the complainant has given at least 14 days’ notice to the directors of the company or its subsidiary of the complainant’s intention to apply to the court if the directors of the company or its subsidiary do not bring, diligently prosecute, defend or discontinue the action;

2.	the complainant is acting in good faith; and

3.	it appears to be in the interests of the company or its subsidiary that the action be brought, prosecuted, defended or discontinued.

The CBCA contains similar provisions for derivative actions but the right to bring a derivative action is available to a broader group including directors, officers or security holders (whether the security is legally or beneficially owned), former directors, officers or security holders (whether the security is legally or beneficially owned) of a company or any of its affiliates, creditors of the company, or any other person who, in the discretion of a court, is a proper person to bring a derivative action. In addition, the CBCA permits derivative actions to be commenced in the name and on behalf of a corporation or any of its subsidiaries.

Dividends

Under the BCBCA, a company may pay dividends to its shareholders by shares or money, unless the company is insolvent or the payment of the dividends would render the company insolvent.

Under the CBCA, a company may not pay dividends if the company is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the company's assets would thereby be less than the aggregate of its liabilities and stated capital of all classes.

Rights of Dissenting Shareholders

The Shareholders have the right to dissent to the Continuance pursuant to section 190 of the CBCA, the text of which is set forth in Appendix “B” to this Proxy Statement. In the event that the actions approved by the Continuance Resolution become effective, any Shareholder who dissents in accordance with the provisions of section 190 of the CBCA will be entitled to be paid the fair value of the Shares held by such shareholder determined as at the close of business on the last business day before the Continuance Resolution was adopted.

See the section titled "Rights of Dissenting Shareholders".

39

REGULATORY MATTERS

The Disposition requires the approval of the TSX Venture Exchange as it constitutes a “Reviewable Disposition”. The Company has applied for conditional acceptance of the Disposition from the TSX Venture Exchange. The TSX Venture Exchange’s final acceptance is subject to, among other things, evidence of shareholder approval of the Disposition and confirmation of closing of the Disposition.

The Disposition is subject to MI 61-101 as it is a “Related Party Transaction”. See also the section titled “Proposal Number One – MI 61-101 Approval”.

Fees and Expenses

The estimated fees and expenses incurred or expected to be incurred by the Company in connection with the Disposition are as follows:

Description	Amount
Financial advisory fees and expenses	$11,000
Legal, accounting and other professional fees and expenses	$96,000
SEC filing fees	$500
Printing, proxy solicitation and mailing costs	$7,500
Miscellaneous	$5,000
Total	$120,000

SELECTED FINANCIAL INFORMATION

The following tables sets forth summary financial information for the Company and for i-minerals USA for the years ended April 30, 2022 and 2021, and for the 6-month period ended October 31, 2022. This information has been summarized from the Corporation’s financial statements and should only be read in conjunction with the Corporation’s financial statements, including the notes thereto, attached as Schedule “F” to Schedule “J” to this Proxy Statement. The Pro Forma financial information gives effect to the Disposition. All references to “$” shall mean US dollars in the following tables.

The Company

	For the 6-month period ended October 31, 2022	For the year ended April 30, 2022	For the year ended April 30, 2021
Total Revenues	$Nil	$Nil	$Nil
Amortization	$Nil	$Nil	$2,040
Management and Consulting Fees	$51,096	$103,893	$103,602
Mineral Property Expenditures	$Nil	$Nil	$Nil
General and Miscellaneous	$30,106	$129,525	$144,210
Professional Fees	$161,888	$207,027	$156,821
Foreign Exchange Gain	$3,523	$2,280	$4,300
Interest and Penalty Expense	$204,011	$104,091	$3,725,237
Loss for the Period From Continuing Operations	$443,578	$542,256	$4,127,610
Loss for the Period From Discontinued Operations	$369,624	$812,668	$771,649
Net Loss & Comprehensive Loss for the Period	$813,202	$1,354,924	$4,899,259
Basic & Diluted Loss per Common Share	$0.00	$0.01	$0.05
Total Assets	$2,043,358	$2,008,704	$2,149,527
Working Capital Deficit	$(34,984,487)	$(36,111,145)	$(34,773,452)
Total Liabilities	$37,027,845	$36,179,989	$34,965,888
Dividends per Share	$Nil	$Nil	$Nil

40

i-minerals USA

	For the 6-month period ended October 31, 2022	For the year ended April 30, 2022	For the year ended April 30, 2021
Total Revenues	$Nil	$Nil	$Nil
Amortization	$997	$2,534	$5,254
Management and Consulting Fees	$49,500	$99,000	$99,000
Mineral Property Expenditures	$291,402	$615,950	$605,219
General and Miscellaneous	$2,796	$81,477	$53,495
Professional Fees	$822	$13,328	$8,492
Foreign Exchange Loss	$1,060	$379	$189
Net Loss & Comprehensive Loss for the Period	$346,577	$812,668	$771,649
Total Assets	$1,979,098	$1,922,442	$1,964,230
Working Capital Deficit	$(25,926,636)	$(25,561,678)	$(24,766,241)
Total Liabilities	$25,977,063	$25,573,830	$24,802,950
Dividends per Share	$Nil	$Nil	$Nil

Pro Forma Financial Information for the Company

	For the six months ended October 31, 2022 and as at October 31, 2022	For the year ended April 30, 2022 and as at April 30, 2022
Total Revenues	$-	$-
Amortization	$-	$-
Management and Consulting Fees	$51,096	$103,893
Mineral Property Expenditures	$-	$-
General and Miscellaneous	$30,106	$159,095
Professional Fees	$161,888	$327,027
Gain on Sale of Subsidiary	$-	$33,347,785
Foreign Exchange Gain	$3,523	$2,280
Interest Expenses	$204,011	$104,091
Net Income (Loss) for the Period from Continuing Operations	$(443,578)	$32,655,959
Net Income (Loss) for the Period from Discontinued Operations	$(369,624)	$(812,668)
Net Income (Loss) for the Period	$(813,202)	$31,843,291
Total Assets	$154,690
Working Capital (Deficit)	$(1,786,272)
Total Liabilities	$1,940,962
Dividends per Share	$-

41

FINANCIAL STATEMENTS

A copy of the following financial statements are included in this Proxy Statement:

1.	Audited annual financial statements of the Company for the years ended April 30, 2022 and 2021 attached as Appendix “F”.

2.	Interim financial statements of the Company for the period ended October 31, 2022 and 2021 attached as Appendix “G”.

3.	Audited financial statements of i-minerals USA for the years ended April 30, 2022 and 2021 attached as Appendix “H”.

4.	Interim financial statements for i-minerals USA for the period ended October 31, 2022 and 2021 attached as Appendix “I”.

5.	Pro forma financial statements for the Company for the period ended October 31, 2022 and April 30, 2022 attached as Appendix “J”.

RISK FACTORS

You should carefully consider and evaluate all of the information included in this proxy statement and the annexes attached to the proxy statement, including the risk factors listed below and the risks described in our annual report on Form 10-K for the fiscal year ended April 30, 2022 filed with the SEC and in subsequent quarterly reports on Form 10-Q. See the Section below captioned “Where You Can Find More Information” beginning on page 56. Any of these risks, as well as other risks and uncertainties, could materially and adversely affect our business, results of operations and financial condition, which in turn could materially and adversely affect the trading price of shares of our common stock. You should keep in mind that the risks below are not the only risks that are relevant to your voting decision. Additional risks not currently known or currently material to us may also harm our business.

Risk Factors Relating to the Disposition

The Company may not satisfy all regulatory requirements or obtain the necessary approvals for completion of the Disposition on satisfactory terms or at all

Completion of the Disposition is subject to the satisfaction of certain regulatory requirements and the receipt of all necessary regulatory approvals, Shareholder approval and third party consents, including the approval of the TSX Venture Exchange. There can be no certainty, nor can the Company provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied.

The Stock Purchase Agreement may be terminated in certain circumstances

Each of the Company and BV Lending has the right to terminate the Stock Purchase Agreement in certain circumstances. Accordingly, there is no certainty that the Stock Purchase Agreement will not be terminated before the completion of the Disposition.

42

The Company is expected to incur significant costs associated with the Disposition

The Company will collectively incur significant direct transaction costs in connection with the Disposition. Actual direct transaction costs incurred in connection with the Disposition may be higher than expected. Moreover, certain of the Company’s costs related to the Disposition, including legal, financial advisory services, accounting, printing and mailing costs, must be paid even if the Disposition is not completed.

If the Disposition is not completed the Company’s future business and operations could be harmed

If the Disposition is not completed the Company may be subject to a number of additional material risks, including the following:

•	the Company may have lost other opportunities that would have otherwise been available had the Stock Purchase Agreement not been executed;

•

the Company may be unable to obtain additional sources of financing or conclude another sale, merger, amalgamation or other business combination on as favourable terms, in a timely manner, or at all; and

•

the Company likely will not be able to pay the amounts outstanding amounts owing under the Loan Agreements when due, or to extend the due date for those amounts, which may lead to foreclosure on the Helmer-Bovill Property by BV Lending and increase costs to the Company.

Shareholder Dissent Rights

Shareholders have the right to exercise Dissent Rights and demand payment of the fair value of their Shares in cash in connection with the Disposition in accordance with the CBCA. If there are a significant number of Shareholders who exercise Dissent Rights, BV Lending may elect not to complete the Disposition.

We might not be able to identify and acquire a new business

Following the completion of the Disposition, we will not have any mineral properties due to the sale of i-minerals USA, which owns the Helmer-Bovill Property. Accordingly, we will need to identify, and if successful, acquire a new business. There is a risk that we might not be able to identify and acquire a new business.

Risk Factors Relating to the Company Following the Disposition

We have a negative operating cash flow

Since inception, we have had negative operating cash flow and incurred losses. The Company is indebted to BV Lending in the amount of approximately US$35.4 pursuant to the terms of certain loan agreements previously entered into among the Company, BV Lending and i-minerals USA. Although it is anticipated that we will have a stronger balance sheet as virtually all of our debt will be eliminated, our negative operating cash flow and losses are expected to continue for the foreseeable future. We cannot predict when it will reach positive operating cash flow, if ever. Due to the expected continuation of negative operating cash flow, we will be reliant on future financings in order to meet our cash needs.

We incurred losses which we expect to continue into the future and we lack an operating history and have. If we do not obtain sufficient financing, our business will fail.

To date, we have been involved primarily in the acquisition, exploration and development of our mineral properties. We have not earned any significant revenues from business operations and have incurred continuous net losses since inception hence have not attained profitable operations. We have no operating history upon which an evaluation of our future success or failure can be made. Our ability to achieve and maintain profitability and positive cash flow is dependent upon: (i) our ability to locate a new profitable mineral property, (ii) our ability to identify and acquire new business and (iii) our ability to generate revenues.

In order to carry out our general continued operations and acquire a new business, we will need to raise additional financing. Obtaining financing would be subject to a number of factors, including the market prices for industry minerals. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us. Since our inception, we have relied on equity financings and loans to fund our operations. We have not attained profitable operations and are dependent upon obtaining financing to pursue our plan of operation.

43

We have expressed substantial doubt about our ability to continue as a going concern; as a result we could have difficulty finding additional financing.

Our financial statements have been prepared assuming that we will continue as a going concern. We have not generated significant revenues from our main operations since inception and have accumulated losses. As a result, we have expressed substantial doubt about our ability to continue as a going concern. Our ability to continue our operations depends on our ability to complete equity or debt financings or generate profitable operations. Such financings may not be available or may not be available on reasonable terms. Our financial statements do not include any adjustments that could result from the outcome of this uncertainty.

There has been a very limited public trading market for our securities in the United States, and the market for our securities in the United States may continue to be limited and be sporadic and highly volatile. Trading in our shares on the TSX Venture Exchange has sometimes been sporadic.

There is currently a limited public market for our common shares. Our common shares trade in Canada on the TSX Venture Exchange and over the counter in the United States on the OTC Pink market place. We cannot assure you that an active market for our shares will be established or maintained in the future. The OTC Pink is not a national securities exchange, and many companies have experienced limited liquidity when traded through this quotation system. Trading in our shares on the TSX Venture Exchange has sometimes been sporadic. Holders of our common shares may, therefore, have difficulty selling their shares, should they decide to do so. In addition, there can be no assurances that such markets will continue or that any shares, which may be purchased, may be sold without incurring a loss. The market price of our shares, from time to time, may not necessarily bear any relationship to our book value, assets, past operating results, financial condition or any other established criteria of value, and may not be indicative of the market price for the shares in the future.

In addition, the market price of our common shares may be volatile, which could cause the value of our common shares to decline. Securities markets experience significant price and volume fluctuations. This market volatility, as well as general economic conditions, could cause the market price of our common shares to fluctuate substantially. Many factors that are beyond our control may significantly affect the market price of our shares. These factors include:

•	price and volume fluctuations in stock markets;

•	changes in our operating results;

•	any increase in losses from levels expected by securities analysts;

•	changes in regulatory policies or law including changes to the laws and policies around mineral leases;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

Even if an active market for our common shares is established, stockholders may have to sell their shares at prices substantially lower than the price they paid for the shares or might otherwise receive than if an active public market existed.

We will likely conduct further offerings of our equity securities in the future, in which case your proportionate interest may become diluted.

Since our inception, we have relied on such sales of our common shares to fund our operations. We will likely be required to conduct additional equity offerings in the future to continue our operations and acquire a new business. If common shares are issued in return for additional funds, the price per share could be lower than that paid by our current shareholders. We anticipate continuing to rely on equity sales of our common shares in order to fund our business operations. If we issue additional shares, your percentage interest in us could become diluted.

44

Our securities are considered a penny stock.

Because our securities are considered a penny stock, shareholders will be more limited in their ability to sell their shares. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or quotation system. Because our securities constitute “penny stocks” within the meaning of the rules, the rules apply to us and to our securities. The rules may further affect the ability of owners of shares to sell our securities in any market that might develop for them. As long as the trading price of our common shares is less than $5.00 per share, the common shares will be subject to Rule 15g-9 under the Exchange Act. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that:

•	contains description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

•

contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of securities laws;

•	contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price;

•	contains a toll-free telephone number for inquiries on disciplinary actions;

•	defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and

•	contains such other information and is in such form, including language, type, size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with: (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such shares; and (d) a monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitably statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our shares.

FOR ALL OF THE AFORESAID REASONS AND OTHERS SET-FORTH AND NOT SET-FORTH HEREIN, AN INVESTMENT IN OUR SECURITIES INVOLVES A CERTAIN DEGREE OF RISK. ANY PERSON CONSIDERING TO INVEST IN OUR SECURITIES SHOULD BE AWARE OF THESE AND OTHER FACTORS SET-FORTH IN THIS REPORT AND IN THE OTHER REPORTS AND DOCUMENTS THAT WE FILE FROM TIME TO TIME WITH THE SEC AND SHOULD CONSULT WITH HIS/HER LEGAL, TAX AND FINANCIAL ADVISORS PRIOR TO MAKING AN INVESTMENT IN OUR SECURITIES. AN INVESTMENT IN OUR SECURITIES SHOULD ONLY BE ACQUIRED BY PERSONS WHO CAN AFFORD TO LOSE THEIR TOTAL INVESTMENT.

RIGHTS OF DISSENTING SHAREHOLDERS

The following description of the Dissent Rights of a Shareholder with respect to the Disposition is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of his, her or its Shares, and is qualified in its entirety by reference to the full text of Section 190 of the CBCA, which is attached as Appendix “B” to this Proxy Statement. A Dissenting Shareholder who intends to exercise Dissent Rights with respect to the Disposition should carefully consider and comply with the provisions of Section 190 of the CBCA. Failure to comply strictly with the provisions of Section 190 of the CBCA and to adhere to the procedures established therein may result in the loss of all rights thereunder.

45

Dissenting Shareholders may exercise Dissent Rights pursuant to and in the manner set forth under Section 190 of the CBCA, provided that notwithstanding Subsection 190(5) of the CBCA, the written objection to the Disposition Resolution must be sent to the Company by Dissenting Shareholders who wish to dissent with respect to the Disposition and received by the Company at or before the Meeting, which is not later than immediately before the end of the Meeting on February 15, 2023 or any date to which the Meeting may be postponed or adjourned. Shareholders who wish to dissent with respect to the Disposition should take note that the procedures for dissenting to the Disposition Resolution require strict compliance.

Summary of Dissent Rights

As indicated in the Notice of Meeting, any Registered Shareholder is entitled to be paid fair value for any Shares in accordance with Section 190 of the CBCA if such holder dissents to the Disposition and the Disposition becomes effective. There can be no assurance that a Dissenting Shareholder will receive consideration for his, her or its Shares of equal value to the consideration such Dissenting Shareholder would have received on completion of the Disposition.

A Registered Shareholder is not entitled to dissent with respect to such holder’s Shares if such holder votes any of their Shares in favour of the Disposition Resolution. For greater certainty, a proxy submitted by a Registered Shareholder that does not contain voting instructions will, unless revoked, be voted in favour of the Disposition Resolution. A brief summary of the provisions of Section 190 of the CBCA is set out below.

Section 190 of the CBCA

A Dissenting Shareholder has until immediately before the end of the Meeting on February 15, 2023, to send to the Company with respect to the Disposition a written notice of dissent (“Notice of Dissent”) pursuant to Section 190 of the CBCA and the Stock Purchase Agreement by registered mail. Within 10 days after the Shareholders adopt the Disposition Resolution, the Company will send to each Dissenting Shareholder who has filed an objection notice to the Disposition a notice stating that the Disposition Resolution has been adopted (the “Company Notice”). A Company Notice is not required to be sent to any Registered Shareholder who voted for the Disposition Resolution or who has withdrawn the Notice of Dissent.

The Dissenting Shareholder must, within 20 days after receipt of the Company Notice or, if the Dissenting Shareholder does not receive a Company Notice, within 20 days after learning that the Disposition Resolution has been adopted, send to the Company a written notice (the “Demand Notice”) containing the Dissenting Shareholder’s name and address, the number of Shares in respect of which the Dissenting Shareholder dissents and a demand for payment of the fair value of such Shares. A Dissenting Shareholder must, within 30 days after sending the Demand Notice, send the certificate(s) representing the Shares in respect of which the Dissenting Shareholder dissents to the Company or else the Dissenting Shareholder will lose such right to make a claim for the fair value of the Shares. On sending the Demand Notice, the Dissenting Shareholder ceases to have any rights as a Shareholder except the right to be paid the fair value of his or her Shares in respect of which the dissent has been given, except where the Registered Shareholder withdraws the Demand Notice before the Company sends its Offer to Purchase, or the Company decides not to proceed with the Disposition, in which case such Registered Shareholder’ rights are reinstated as of the date the Dissenting Shareholder sent the Demand Notice.

The Company is required, not later than seven days after the later of the Effective Date or the date the Company receives a Demand Notice, to deliver to each Dissenting Shareholder a written offer (the “Offer to Purchase”) to pay for the Shares held by the Dissenting Shareholder in an amount considered by the directors of the Company to be the fair value thereof, accompanied by a statement showing how the fair value was determined. Every Offer to Purchase shall be on the same terms as all other Offers to Purchase for the same class and series of Shares. Dissenting Shareholders who accept the Offer to Purchase will, unless such payment is prohibited by the CBCA, be paid within ten days. The Offer to Purchase lapses if the Company does not receive an acceptance within 30 days after the date on which the Offer to Purchase was made.

46

If the Company fails to make the Offer to Purchase, or the Dissenting Shareholder fails to accept the Offer to Purchase, the Company may apply to a court to fix a fair value for the Shares held by Dissenting Shareholders within 50 days after the Disposition or within such further period as the court may allow. Upon any such application by the Company, the Company shall notify each affected Dissenting Shareholder of the date, place and consequences of the application and of such Dissenting Shareholder’s right to appear and be heard in person or by counsel. If the Company fails to make such an application, a Dissenting Shareholder has the right to so apply within a further period of 20 days or within such further period as the court may allow. The applications referred to above shall be made to a court having jurisdiction in the place where the Company has its registered office (British Columbia, Canada and Idaho, United States) or in the province where the Dissenting Shareholder resides if the Company carries on business in that province. All Dissenting Shareholders whose Shares have not been purchased by the Company will be joined as parties to the application and will be bound by the decision of the court. The court may determine whether any person is a Dissenting Shareholder who should be joined as a party and the court will fix a fair value for the Shares of all Dissenting Shareholders. In its discretion, the court may appoint one or more appraisers to assist the court to fix a fair value for the shares of the Dissenting Shareholder. A court may include, in its discretion, a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the Effective Date until the date of payment. The final order of a court would be rendered against the Company in favour of each Dissenting Shareholder and for the amount of the shares as fixed by the court.

Addresses for Notice

All Notices of Dissent to the Disposition Resolution pursuant to Section 190 of the CBCA should be addressed to:

I-Minerals Inc.

1100 – 1199 West Hastings Street

Vancouver, British Columbia

Canada V6E 3T5

Attention: John Theobald, CEO

Strict Compliance with Dissent Provisions Required

The foregoing summary does not purport to provide a comprehensive statement of the procedures to be followed by a Dissenting Shareholder with respect to the Disposition. Section 190 of the CBCA, requires strict adherence to the procedures established therein and failure to do so may result in the loss of all Dissent Rights. Accordingly, each Shareholder who might desire to exercise Dissent Rights with respect to the Disposition should carefully consider and comply with the provisions of Section 190 of the CBCA, the full text of which is set forth in Appendix “B” to this Proxy Statement and consult such Shareholder’s legal advisor.

If, as of the Effective Date, Shareholders that, in the aggregate constitute greater than 5% of the number of Shares then outstanding, have indicated their intention in writing to exercise Dissent Rights, BV Lending will not be obligated to complete the Disposition. See “The Stock Purchase Agreement – Conditions Precedent to the Disposition – Additional Conditions in Favour of BV Lending”.

AUDIT COMMITTEE AND CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

During the fiscal year ended April 30, 2022, the Company’s Board of Directors held four meetings and various matters were approved by consent resolution of the entire board. The Company’s audit committee held four meetings during the fiscal year ended April 30, 2022. Although we do not have a formal policy regarding director attendance at annual general meetings, directors are encouraged to attend the Meeting absent extenuating circumstances.

Audit Committee

Audit Committee Charter

The Company’s audit committee is governed by an audit committee charter, the text of which is attached as Appendix “E” to this Proxy Statement.

Composition

The Company’s audit committee currently consists of three directors, W. Barry Girling, Gary Childress and Wayne Moorhouse. As defined in Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), Messrs. Childress and Moorhouse are considered “independent”, and Mr. Girling is not considered “independent”. A member of the audit committee is “independent” if the member has no direct or indirect material relationship with the Company. A material relationship means a relationship which could, in the view of the Company’s board of directors, reasonably interfere with the exercise of the member’s independent judgment.

47

None of the members of the audit committee are considered an “audit committee financial expert” as defined under Item 407(d)(5) of the Exchange Act.

Relevant Education and Experience

NI 52-110 provides that a member of the audit committee is considered to be “financially literate” if he has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexities of the issues that can reasonably be expected to be raised by the Company. All of the members of the Company’s audit committee are considered to be “financially literate”, as that term is defined in NI 52-110.

Barry Girling received a B. Comm. (Finance) from the University of British Columbia in 1990 and has been active in the public markets since then, serving as a director and/or officer of several public companies with relevant experience in financing, accounting and other functions.

Gary Childress was the General Manager and Secretary of The Edward Orton Jr. Ceramic Foundation. Mr. Childress has more than 25 years’ experience as a senior executive directly involved in the mining, processing and marketing of industrial minerals.

Wayne Moorhouse has extensive experience with public companies and has acted as the CFO, corporate secretary or president of a number of TSX and TSX Venture listed resource companies and their subsidiaries. In particular, Mr. Moorhouse served as CFO and corporate secretary of Genco Resources Ltd., a former TSX company that had a producing silver-gold property in Mexico, from June 2003 to October 2010, and as a special advisor to Silvermex Resources Ltd., a company listed on the TSX that was in process of developing advanced stage silver projects, from November 2010 to December 2011. Between January 2012 and September 2013, Mr. Moorhouse served as CFO of Roxgold Inc, a company listed on the TSX Venture Exchange engaged in in gold mining in Burkina Faso. Currently, Mr. Moorhouse is COO of EnviroLeach Technologies Inc., a company listed on the Canadian Securities Exchange engaged in the development of sustainable technologies for use in the mining and electronic waste processing industries to recover gold and other metals. Mr. Moorhouse is also a director of Midnight Sun Mining Corp. a TSX Venture listed company involved in exploring copper properties in Zambia.

The board of directors believes that the audit committee members have the relevant education and experience to comply with NI 52-110.

Audit Committee Oversight

At no time since the commencement of the Company’s most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Sections 2.4 and 6.1.1 of NI 52-110, or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading “Proposal Number Four – Ratification of Selection of Independent Registered Public Accounting Firm – Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors”.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

48

Compensation Committee

The Company does not have a compensation committee.

Director Nomination

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Company. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition. Nominees for director will be selected on the basis of their integrity, experience, achievements, judgment, intelligence, personal character, and capacity to make independent analytical inquiries, ability and willingness to devote adequate time to Board duties, and likelihood that he or she will be able to serve on the Board for a sustained period. Due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. At a minimum, each nominee will be expected to:

(a)	understand the Company's business and the industry in general;

(b)	regularly attend meetings of the Board and of any committees on which the director serves;

(c)	review in a timely fashion and understand materials circulated to the Board regarding the Company or the industry;

(d)	participate in meeting and decision making processes in an objective and constructive manner; and

(e)	be reasonably available, upon request, to advise the Company's officers.

Corporate Governance Practices

Director Independence

The Company’s common shares trade in Canada on the TSX Venture Exchange and in the over-the-counter in the United States on the OTC market place. The Company’s securities are not listed in the United States on a national securities exchange or an interdealer quotation system.

When assessing the independence of the Company’s Board of Directors, for corporate governance purposes, applies the rules of the TSX Venture Exchange. Under the rules of the TSX Venture Exchange, the Company is required to have a minimum of two independent directors. For purposes of the TSX Venture Exchange rules, a director is considered to be “independent” if he or she has no direct or indirect relationship that could, in the view of the Board of Directors, reasonably interfere with the exercise of his or her independent judgment. Under these rules, any person meeting the following criteria would be deemed to have a “material relationship” to us, and to not be independent:

(a)	Anyone that has been an employee or executive officer within the last 3 years;

(b)	Any immediate family member of a person that has been an executive officer within the last 3 years;

(c)

Any person that is a partner or employee of our internal or external auditors, or was a partner or employee of our internal or external auditors within the last 3 years and personally worked on our audit during that time;

(d)	Any person that has a spouse or a child that shares the person’s home that is a partner of our internal or external auditor;

(e)

Any person that is or has been, within the last 3 years, or has an immediate family member that is or has been, within the last 3 years, an executive officer of another entity, if any of our current executive officers serve or served at the same time with that person on the other entity’s compensation committee; and

(f)	Any person that received more than $75,000 in direct compensation from us during any 12 month period within the last three years.
49

However, when assessing the independence of the Company’s directors for purposes of this section, the Company has applied the definition of independence set out in NASDAQ Rule 5605(a)(2). Generally, NASDAQ Rule 5605(a)(2) provides that a director is independent if he or she is not an executive officer or employee, and does not otherwise have a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. The following persons are deemed, for purposes of Rule 5605(a)(2) to not be independent:

(a)	Any person that was employed by us within the last 3 years;

(b)	Any person that accepted, or has an immediate family member that accepted, compensation from us in excess of $120,000 during any 12 month period within the last 3 years;

(c)	Any person that is an immediate family member of another person that is, or was, at any time during the last 3 years, employed as an executive officer of our Company;

(d)

Any person that is, or has an immediate family member that is, a partner, controlling shareholder or executive officer of any organization to which we have made, or from which we have received, payments in excess of the lesser of (A) 5% of the recipients total gross revenues for that year, or (B) $200,000, within the last 3 years;

(e)

Any person that is, or has an immediate family member that is, an executive officer of another entity where, at any time during the last 3 years, one of our executive officers served on the compensation committee of that other entity; and

(f)

Any person that is, or has an immediate family member that is, a current partner of our outside auditors or was a partner or employee of our outside auditors during the last 3 years, and personally worked on our audit during that time.

The Company has determined that Gary Childress and Wayne Moorhouse are “independent” when applying both the definition of independence required under the rules of the TSX Venture Exchange, and the definition set out in NASDAQ Rule 5605(a)(2). John Theobald is not an independent director because of his position as our Chief Executive Officer and President, W. Barry Girling is not independent because he provides consulting services to us.

Directorships

Certain of the directors of the Company (or nominees for director) are presently a director in one or more other reporting issuers, as follows:

Directors	Other Issuers
John Theobald	Gold Hunter Resources Inc.
W. Barry Girling	Silver One Resources Inc. and SantaCruz Silver Mining Ltd.
Gary Childress	None.
Wayne Moorhouse	Midnight Sun Mining Corp.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company’s business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company’s records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to shareholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

50

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting “best practices” to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under Nevada law.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company’s small size and the Company’s stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Matthew Anderson, Chief Financial Officer, I-Minerals Inc., Suite 1100 – 1199 West Hastings Street, Vancouver, British Columbia, Canada V6E 3T5 and identify themselves as a shareholder. The Chief Financial Officer will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

In addition to John Theobald, the following persons are executive officers of the Company:

Matthew Anderson has been our Chief Financial Officer since July 2011. Mr. Anderson holds a Bachelor of Commerce degree from McGill University and obtained his Chartered Accountant designation in 2008 while articling at a large accounting firm. Matt is a Managing Director with Malaspina Consultants Inc., a private company that provides accounting and administrative infrastructure to junior public companies. He has worked with Malaspina Consultants Inc. since July 2009. He serves or has served as CFO of a number of junior public companies.

There are no family relationships between Mr. Anderson and any other director or executive officer. Mr. Anderson is currently not engaged in legal proceedings to which he is a party adverse to us or in which he has a material interest adverse to us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company’s name executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, (“Named Executive Officers”) as of its fiscal years ended April 30, 2022 and 2021.

51

SUMMARY COMPENSATION TABLE
Name & Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$)(3)	Non-Equity Incentive Plan Compen-sation (US$)	Nonqualified Deferred Compen-sation Earnings (US$)	All Other Compen-sation (US$)	Total (US$)
John Theobald(1)	2022	150,000	-	-	-	-	-	-	150,000
President, CEO & Director	2021	150,000	-	-	-	-	-	-	150,000
Matthew Anderson(2) CFO	2022	22,151	-	-	-	-	-	-	22,151
	2021	21,279	-	-	-	-	-	-	21,279

Notes:

(1)	Mr. John Theobald became President and CEO of the Company in March 2018. Mr. Theobald has an agreement dated March 1, 2018, pursuant to which he is paid a salary of US$12,500 per month.
(2)

Mr. Anderson is compensated pursuant to the terms of his consulting agreement dated October 1, 2011, pursuant to which he is paid an hourly rate. Mr. Anderson’s consulting agreement may be terminated on sixty days’ written notice.

(3)	The determination of non-cash value of option awards is based upon the grant date fair value determined using the Black-Scholes Option pricing model.

Outstanding Equity Awards at Fiscal Year End Table

The following table provides information concerning unexercised options for each of our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K as of our fiscal year end of April 30, 2022.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price (CAD$)	Option Expiration Date
JOHN THEOBALD Chief Executive Officer, President and Director	1,250,000	1,250,000	-	0.25	08/09/2023

52

Director Compensation

The following table sets forth the compensation paid to our directors during our April 30, 2022 fiscal year, other than directors who were also named executive officers as that term is defined in Item 402(m)(2). Compensation paid to directors who were also named executive officers during our April 30, 2022 fiscal year is set out in the tables above.

Name	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)	Option Awards (US$)(4)	Non-Equity Incentive Plan Compensation (US$)	Nonqualified Deferred Compensation Earnings (US$)	All Other Compensation (US$)	Total (US$)
Allen L. Ball(1)	-	-	-	-	-	-	-
W. Barry Girling(2)	-	-	-	-	-	96,000	96,000
Gary Childress(3)	14,326	-	-	-	-	-	14,326
Wayne Moorhouse(4)	17,566	-	-	-	-	-	17,566

Notes:

(1)	Mr. Ball resigned as a director of the Company on September 12, 2022.
(2)	Management and consulting fees of US$96,000 were charged by RJG Capital Corporation, a wholly-owned company of Mr. Girling.
(3)	Mr. Childress is compensated at a rate of CAD$4,500 per quarter for being a member of the Audit Committee.
(4)	Mr. Moorhouse is compensated at a rate of CAD$5,500 per quarter for acting as Chair of the Audit Committee.
(5)	The determination of non-cash value of option awards is based upon the grant date fair value determined using the Black-Scholes Option pricing model.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our review of the copies of such forms received by it, we believe that during the fiscal year ended April 30, 2022 all such filing requirements were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed below, none of the following parties has, during our last two fiscal years, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, in which the Company is a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets for the last two completed fiscal years:

(i)	Any of our directors or officers;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding common shares;
(iv)	Any of our promoters; and
(v)	Any relative or spouse of any of the foregoing persons who has the same house as such person.

Compensation Arrangements

See “Executive Compensation – Summary Compensation Table” and “Executive Compensation – Director Compensation”.

53

Indebtedness

As at April 30, 2022, the Company recorded accounts payable and accrued liabilities of US$224,627 (2021 - US$219,256) in connection with amounts owed to the Company’s directors, an officer and a former director. At April 30, 2022, the Company owed Wayne Moorhouse, Director, US$3,127, John Theobald, CEO and Director, US$25,000, RJG Capital Corporation, a company controlled by Barry Girling, US$21,500 and Ball Ventures, LLC, a company founded by Mr. Ball, US$175,000. At April 30, 2021, the Company owed Wayne Moorhouse, Director, US$3,256, John Theobald, CEO and Director, US$25,000, RJG Capital Corporation, a company controlled by Barry Girling, US$16,000 and Ball Ventures, LLC, a company founded by Mr. Ball, US$175,000. All amounts are non-interest bearing, unsecured, and due on demand.

Loan Agreements with Affiliate of Shareholder

All references to “$” shall mean US dollars in this section titled “Loan Agreements with Affiliate of Shareholder”.

First, Second and Third Promissory Notes

On September 13, 2013, January 27, 2014 and December 4, 2014, the Company entered into agreements with BV Lending LLC, an affiliate of BV Natural, which beneficially owns 39.4% of the Company (the “Lender”) pursuant to which US$5,787,280 was advanced to the Company in tranches (the “First Promissory Notes”). On February 18, 2015 and December 1, 2015, the Company entered into agreements with the Lender pursuant to which US$5,457,000 was advanced to the Company in tranches (the “Second Promissory Notes”). On June 1, 2016, October 25, 2017, January 19, 2018 and March 30, 2018, the Company entered into agreements with the Lender pursuant to which US$4,045,000 was advanced to the Company in tranches (the “Third Promissory Notes”). In addition, the First Promissory Notes and the Second Promissory Notes were amended and combined with the Third Promissory Notes with a modified maturity date of March 31, 2019.

On October 25, 2017, the Company entered into an amending agreement with the Lender to extend the maturity date of the outstanding Promissory Notes from December 2, 2017 to March 31, 2019. In consideration for the extension, the Company agreed to pay a 1% extension fee in the amount of US$168,152 with the fee deemed as advances (not subject to bonus shares or bonus warrants). On March 27, 2019, an amending agreement was entered into extending the maturity date of the Promissory Notes from March 31, 2019 to June 30, 2019 for no consideration. On June 28, 2019, the Third Promissory Notes maturity date was extended to October 31, 2019. On October 25, 2019, the Company entered into an amending agreement with the Lender extending the maturity date of the Third Promissory Notes, for no consideration to the earlier of (i) June 30, 2020 and (ii) 60 days after a pre-feasibility study has been filed on SEDAR. On June 4, 2020, the promissory notes were extended to December 15, 2020 for no consideration. On December 3, 2020, the maturity date was extended to March 15, 2021 for no consideration. On March 9, 2021 the maturity date was extended to April 15, 2021 for no consideration. On April 15, 2021 the maturity date was extended to May 15, 2021 for no consideration. On May 10, 2021 the maturity date was extended to June 15, 2021 for no consideration. On June 15, 2021 the maturity date was extended to July 15, 2021 for no consideration. On July 15, 2021 the maturity date was extended to August 15, 2021 for no consideration. In addition, the interest rate was decreased to 0.13% per annum effective May 1, 2021 from 12% to 14%. On August 13, 2021 the maturity date was extended to September 15, 2021 for no consideration. On September 13, 2021 the maturity date was extended to October 15, 2021 for no consideration. On October 13, 2021, the maturity date was extended to November 15, 2021 for no consideration. On November 15, 2021, the maturity date was extended to December 15, 2021 for no consideration. On December 15, 2021, the maturity date was extended to January 15, 2022 for no consideration. On January 13, 2022, the maturity date was extended to February 15, 2022 for no consideration. On February 15, 2022, the maturity date was extended to April 15, 2022 for no consideration. On April 14, 2022, the maturity date was extended to June 15, 2022 for no consideration. On June 14, 2022, the maturity date was extended to September 15, 2022 for no consideration.

Certain conditions may result in early repayment including immediate repayment in the event a person currently not related to the Company acquires more than 40% of the outstanding common shares of the Company.

The Third Promissory Notes bear interest at the rate of 0.13% per annum and during the year ended April 30, 2022, the Company recorded interest of US$32,880 (2021 - US$3,048,758). Interest is payable semi-annually as calculated on May 31st and November 30th of each year. Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender. A 5% late payment penalty may apply if payment is not paid within ten days after the due date. During the year ended April 30, 2022, the Lender elected to have interest payable from December 1, 2020 to November 30, 2021 of US$1,331,675 deemed as advances.

54

Fifth Promissory Notes

On September 11, 2018, the Company entered into a Loan Agreement the Lender pursuant to which up to US$2,500,000 will be advanced to the Company in tranches (the “Fifth Promissory Notes”). As at April 30, 2020, the Company had received US$2,500,000 in advances pursuant to the Fifth Promissory Notes. The Fifth Promissory Notes were due on December 31, 2019. On October 25, 2019, the Company entered into an amending agreement with the Lender extending the maturity date for both notes, for no consideration, to the earlier of (i) June 30, 2020 and (ii) 60 days after a pre-feasibility study has been filed on SEDAR. On June 4, 2020, the promissory notes were extended to December 15, 2020 for no consideration. On December 3, 2020, the maturity date was extended to March 15, 2021 for no consideration. On March 9, 2021 the maturity date was extended to April 15, 2021 for no consideration. On April 15, 2021 the maturity date was extended to May 15, 2021 for no consideration. On May 10, 2021 the maturity date was extended to June 15, 2021 for no consideration. On June 15, 2021 the maturity date was extended to July 15, 2021 for no consideration. On July 15, 2021 the maturity date was extended to August 15, 2021 for no consideration. In addition, the interest rate was decreased to 0.13% per annum effective May 1, 2021 from 12% to 14%. On August 13, 2021 the maturity date was extended to September 15, 2021 for no consideration. On September 13, 2021 the maturity date was extended to October 15, 2021 for no consideration. On October 13, 2021, the maturity date was extended to November 15, 2021 for no consideration. On November 15, 2021, the maturity date was extended to December 15, 2021 for no consideration. On December 15, 2021, the maturity date was extended to January 15, 2022 for no consideration. On January 13, 2022, the maturity date was extended to February 15, 2022 for no consideration. On February 15, 2022, the maturity date was extended to April 15, 2022 for no consideration. On April 14, 2022, the maturity date was extended to June 15, 2022 for no consideration. On June 14, 2022, the maturity date was extended to September 15, 2022 for no consideration. On September 15, 2022, the maturity date was extended to December 31, 2022 for no consideration.

The Fifth Promissory Notes bear interest at the rate of 0.13% per annum payable semi-annually as calculated on May 31st and November 30th of each year. Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender. During the year ended April 30, 2022 the Company recorded interest of US$4,017 (2021 - US$428,415). The lender elected to have interest payable of US$187,867 from December 1, 2020 to November 30, 2021 deemed as advances.

The Company and the Lender agreed that the Lender is to receive bonus shares equal to 6% of each loan tranche advanced under the Fifth Promissory Notes divided by the Company’s common share market price up to a maximum of 1,054,097 bonus shares. During the year ended April 30, 2020, the Company issued 1,054,097 bonus shares to the Lender at the fair value of US$106,858. The fair value of the bonus shares was determined by reference to the trading price of the Company’s common shares on the date the advances were received.

Sixth Promissory Notes

On October 25, 2019, the Company entered into a Loan Agreement with the Lender pursuant to which up to US$700,000 will be advanced to the Company in tranches (the “Sixth Promissory Notes”). On January 20, 2020 and July 8, 2020, the Company entered into an amending agreements whereby the Lender agreed to advance an additional US$600,000 and US$1,200,000, respectively, under the same terms as the Sixth Promissory Notes. As at April 30, 2022, the Company had received US$3,350,000 in advances pursuant to the Sixth Promissory Notes. Subsequent to April 30, 2022, the Company received US$575,000 pursuant to the Sixth Promissory Notes.

The Sixth Promissory Notes were due on the earlier of (i) June 30, 2020 and (ii) 60 days after a pre-feasibility study has been filed on SEDAR. On June 4, 2020, the promissory notes were extended to December 15, 2020 for no consideration. On December 3, 2020, the maturity date was extended to March 15, 2021 for no consideration. On March 9, 2021 the maturity date was extended to April 15, 2021 for no consideration. On April 15, 2021 the maturity date was extended to May 15, 2021 for no consideration. On May 10, 2021 the maturity date was extended to June 15, 2021 for no consideration. On June 15, 2021 the maturity date was extended to July 15, 2021 for no consideration. On July 15, 2021 the maturity date was extended to August 15, 2021 for no consideration. In addition, the interest rate was decreased to 0.13% per annum effective May 1, 2021 from 12% to 14%. On August 13, 2021 the maturity date was extended to September 15, 2021 for no consideration. On September 13, 2021 the maturity date was extended to October 15, 2021 for no consideration. On October 13, 2021, the maturity date was extended to November 15, 2021 for no consideration. On November 15, 2021, the maturity date was extended to December 15, 2021 for no consideration. On December 15, 2021, the maturity date was extended to January 15, 2022 for no consideration. On January 13, 2022, the maturity date was extended to February 15, 2022 for no consideration. On February 15, 2022, the maturity date was extended to April 15, 2022 for no consideration. On April 14, 2022, the maturity date was extended to June 15, 2022 for no consideration. On June 14, 2022, the maturity date was extended to September 15, 2022 for no consideration and the Lender agreed to advance an additional US$450,000, under the same terms as the Sixth Promissory Notes. On September 15, 2022, the maturity date was extended to December 31, 2022 for no consideration.

55

The Sixth Promissory Notes bear interest at the rate of 0.13% per annum and during the year ended April 30, 2022, the Company recorded interest of US$3,725 (2021 - US$248,064). Interest is payable semi-annually as calculated on May 31st and November 30th of each year. Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender. A 5% late payment penalty may apply if payment is not paid within ten days after the due date. During the year ended April 30, 2022, the Lender elected to have interest payable from December 1, 2020 to November 30, 2021 of US$127,921 deemed as advances.

The Third Promissory Notes, the Fifth Promissory Notes and the Sixth Promissory Notes are collateralized by the Company’s Helmer-Bovill Property. The promissory notes mature on December 31, 2022. As at April 30, 2022, the aggregate principal outstanding on all promissory notes was US$34,776,937 as well as accrued interest payable of US$78,579.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common shares owned beneficially as of December 20, 2022 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Shares(1)
DIRECTORS AND OFFICERS
Common Shares	JOHN THEOBALD Chief Executive Officer, President and Director	1,250,000 Common Shares(2) Direct	1.3%
Common Shares	MATTHEW ANDERSON Chief Financial Officer	150,000 Common Shares(3) Direct	0.2%
Common Shares	W. BARRY GIRLING Director	1,723,007 Common Shares(5) Direct and Indirect	1.8%
Common Shares	GARY CHILDRESS Director	-	0.0%
Common Shares	WAYNE MOORHOUSE Director	-	0.0%
	All Officers and Directors as a Group (5 persons)	3,123,007 Common Shares	3.3%
HOLDERS OF MORE THAN 5% OF THE COMPANY’S COMMON SHARES
Common Shares	BV NATURAL 2194 Snake River Pkwy, Suite 300 Idaho Falls, ID 83402	36,803,890 Common Shares(4) Direct and Indirect	39.4%
56

Notes:

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of our shares actually outstanding on December 20, 2022. As of December 20, 2022, there were 93,730,212 common shares issued and outstanding.

(2)	The number of shares listed as beneficially owned by Mr. Theobald consists of an option to purchase 1,250,000 common shares at a price of CAD$0.25 per share until August 9, 2023.
(3)	The number of shares listed as beneficially owned by Mr. Anderson consists of 150,000 common shares held directly by Mr. Anderson.
(4)	The number of shares listed as beneficially owned by Mr. Girling consists of 1,723,007 common shares.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. The Company recast its audited financial statements for the year ended April 30, 2022, which are contained in the Current Report on Form 8-K filed with the SEC on [*] (the “Current Report”).  A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2022, including financial statements but without exhibits, and the Current Report are available without charge to any person whose vote is solicited by this proxy upon written request to I-Minerals Inc., Suite 1100 – 1199 West Hastings Street, Vancouver, British Columbia, Canada V6E 3T5, Attention: Matthew Anderson, Chief Financial Officer. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

You can find more information about the Company on our website, which is located at http://www.imineralsinc.com but information contained on our website does not form part of this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS OF I-MINERALS INC.

Date: December 29, 2022

/s/ John Theobald
John Theobald Chief Executive Officer, President and Director
57

APPENDIX “A”

I-MINERALS INC.

(the “Company”)

INCENTIVE STOCK OPTION PLAN

(the "Plan")

1.             Purpose of the Plan

The purpose of the Plan is to assist the Corporation in attracting, retaining and motivating "Directors", "Employees" and "Consultants" of the Corporation (as those terms are defined in TSX Venture Exchange Policy 4.4, and which terms are hereinafter collectively referred to as "Directors, Employees and Consultants") and any of its subsidiaries and to closely align the personal interests of such Directors, Employees and Consultants with those of the shareholders by providing them with the opportunity, through options, to acquire common shares in the capital of the Corporation.

2.             Implementation

The Plan and the grant and exercise of any options under the Plan are subject to compliance with the applicable requirements of each stock exchange ("exchanges") on which the shares of the Corporation are listed at the time of the grant of any options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject.

3.             Administration

The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, subject to the approval of the exchanges, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board of Directors may delegate any or all of its authority with respect to the administration of the Plan and any or all of the rights, powers and discretions with respect to the Plan granted to it hereunder to such committee of directors of the Corporation as the Board of Directors may designate and upon such delegation such committee of directors, as well as the Board of Directors, shall be entitled to exercise any or all of such authority, rights, powers and discretions with respect to the Plan. When used hereafter in the Plan, "Board of Directors" shall be deemed to include a committee of directors acting on behalf of the Board of Directors.

4.             Shares Issuable Under the Plan

Subject to the requirements of the TSX Venture Exchange:

(a)

the aggregate number of shares (“Optioned Shares”) that may be issuable pursuant to options granted under the Plan will not exceed 10% of the number of issued shares of the Corporation at the time of the granting of options under the Plan;

(b)	no more than 5% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to any one Optionee (as hereinafter defined) in any 12 month period;

(c)	no more than 2% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to any one Consultant in any 12 month period;

(d)

no more than an aggregate of 2% of the issued shares of the Corporation, calculated at the date the option is granted, may be granted to Persons (as that term is defined in TSX Venture Exchange Policy 1.1) employed to provide "Investor Relations Activities" (as that term is defined in TSX Venture Exchange Policy 1.1) in any 12 month period.

5.             Eligibility

5.01         General

Options may be granted under the Plan to Directors, Employees and Consultants of the Corporation and any of its subsidiaries (collectively the “Optionees” and individually an “Optionee”). Subject to the provisions of the Plan, the total number of Optioned Shares to be made available under the Plan and to each Optionee, the time or times and price or prices at which options shall be granted, the time or times at which such options are exercisable, and any conditions or restrictions on the exercise of options, shall be in the full and final discretion of the Board of Directors.

5.02        Options Granted to Employees, Consultants or Management Company Employees

The Corporation represents that, in the event it wishes to grant options under the Plan to Employees, Consultants or “Management Company Employees” (as that term is defined in TSX Venture Exchange Policy 4.4), it will only grant such options to Optionees who are bona fide Employees, Consultants or Management Company Employees, as the case may be.

6.             Terms and Conditions

                All options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.01        Exercise price

The exercise price to each Optionee for each Optioned Share shall be determined by the Board of Directors but shall not, in any event, be less than the “Discounted Market Price” of the Corporation's common shares as traded on the TSX Venture Exchange (as that term is defined in TSX Venture Exchange Policy 1.1), or such other price as may be agreed to by the Corporation and accepted by the TSX Venture Exchange; provided that the exercise price for each Optioned Share in respect of options granted within 90 days of a “Distribution” by a “Prospectus” (as those terms are defined in TSX Venture Exchange Policy 1.1) shall not be less than the greater of the Discounted Market Price and the price per share paid by public investors for listed shares of the Corporation under the Distribution.

6.02        Reduction in the Exercise Price of Options Granted to Insiders

In the event the Corporation wishes to reduce the exercise price of any options held by “Insiders” (as that term is defined in TSX Venture Exchange Policy 1.1) of the Corporation at the time of the proposed reduction, the approval of the disinterested Shareholders of the Corporation will be required prior to the exercise of any such options at the reduced exercise price.

6.03        Option Agreement

All options shall be granted under the Plan by means of an agreement (the “Option Agreement”) between the Corporation and each Optionee in the form attached hereto as Schedule “A” or such other form as may be approved by the Board of Directors, such approval to be conclusively evidenced by the execution of the Option Agreement by any one director or officer of the Corporation, or otherwise as determined by the Board of Directors.

6.04        Length of Grant

Subject to sections 6.10, 6.11, 6.12, 6.13 and 6.14 all options granted under the Plan shall expire not later than that date which is 5 years from the date such options were granted.

6.05        Non-Assignability of Options

An option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by an Optionee other than by will or other testamentary instrument or the laws of succession and may be exercisable during the lifetime of the Optionee only by such Optionee.

6.06        Vesting Schedule for Options Granted to Consultants performing Investor Relations Activities

An Optionee who is a Consultant performing Investor Relations Activities who is granted an option under the Plan will become vested with the right to exercise one-quarter (1/4) of the option upon the conclusion of every 3 months subsequent to the date of the grant of the option, such that that Optionee will be vested with the right to exercise one hundred percent (100%) of his option upon the conclusion of 12 months from the date of the grant of the option. (By way of example, in the event that Optionee did not exercise one-quarter (1/4) of his option at the conclusion of 3 months from the date of the grant of the option, he would be entitled to exercise one-half (1/2) of his option upon the conclusion of 6 months from the date of the grant of the option.)

6.07        Right to Postpone Exercise

Each Optionee, upon becoming entitled to exercise the option in respect of any Optioned Shares in accordance with the Option Agreement, shall thereafter be entitled to exercise the option to purchase such Optioned Shares at any time prior to the expiration or other termination of the Option Agreement or the option rights granted thereunder in accordance with such agreement.

6.08        Exercise and Payment

Any option granted under the Plan may be exercised by an Optionee or, if applicable, the legal representatives of an Optionee, giving notice to the Corporation specifying the number of shares in respect of which such option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire exercise price (determined in accordance with the Option Agreement) for the number of shares specified in the notice. Upon any such exercise of an option by an Optionee the Corporation shall cause the transfer agent and registrar of shares of the Corporation to promptly deliver to such Optionee or the legal representatives of such Optionee, as the case may be, a share certificate in the name of such Optionee or the legal representatives of such Optionee, as the case may be, representing the number of shares specified in the notice.

6.09        Rights of Optionees

The Optionees shall have no rights whatsoever as shareholders in respect of any of the Optioned Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Optioned Shares in respect of which Optionees have exercised their option to purchase and which have been issued by the Corporation.

6.10        Third Party Offer

If at any time when an option granted under the Plan remains unexercised with respect to any common shares, an offer to purchase all of the common shares of the Corporation is made by a third party, the Corporation may upon giving each Optionee written notice to that effect, require the acceleration of the time for the exercise of the option rights granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.11        Alterations in Shares

In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification (other than pursuant to the Plan), amalgamation, merger, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may make such adjustment, if any, of the number of Optioned Shares, or of the exercise price, or both, as it shall deem appropriate to give proper effect to such event. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of shares in the Corporation for those in another corporation is imminent, the Board of Directors may, in a fair and equitable manner, determine the manner in which all unexercised option rights granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such rights by the Optionees and of the time for the fulfilment of any conditions or restrictions on such exercise. All determinations of the Board of Directors under this section 6.11 shall be full and final.

6.12        Termination for Cause

Subject to section 6.13, if an Optionee ceases to be either a Director, Employee, Consultant or Management Company Employee of the Corporation or of any of its subsidiaries as a result of having been dismissed from any such position for cause, all unexercised option rights of that Optionee under the Plan shall immediately become terminated and shall lapse, notwithstanding the original term of the option granted to such Optionee under the Plan.

6.13        Termination Other Than For Cause

If an Optionee ceases to be either a Director, Employee, Consultant or Management Company Employee of the Corporation or any of its subsidiaries for any reason other than as a result of having been dismissed for cause as provided in section 6.12 or as a result of the Optionee's death, such Optionee shall have the right for a period of 90 days (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of ceasing to be either a Director, Employee, Consultant or Management Company Employee to exercise the option under the Plan with respect to all Optioned Shares of such Optionee to the extent they were exercisable on the date of ceasing to be either a Director, Employee, Consultant or Management Company Employee. Upon the expiration of such 90 day period all unexercised option rights of that Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to such Optionee under the Plan.

If an Optionee engaged in performing Investor Relations Activities to the Corporation ceases to be employed in performing such Investor Relations Activities, such Optionee shall have the right for a period of 30 days (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of ceasing to perform such Investor Relations Activities to exercise the option under the Plan with respect to all Optioned Shares of such Optionee to the extent there were exercisable on the date of ceasing to perform such Investor Relations Activities. Upon the expiration of such 30-day period all unexercised option rights of that Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to such Optionee under the Plan.

6.14        Deceased Optionee

In the event of the death of any Optionee, the legal representatives of the deceased Optionee shall have the right for a period of one year (or until the normal expiry date of the option rights of such Optionee if earlier) from the date of death of the deceased Optionee to exercise the deceased Optionee's option with respect to all of the Optioned Shares of the deceased Optionee to the extent they were exercisable on the date of death. Upon the expiration of such period all unexercised option rights of the deceased Optionee shall immediately become terminated and shall lapse notwithstanding the original term of the option granted to the deceased Optionee under the Plan.

7.             Amendment and Discontinuance of Plan

Subject to the acceptance of the exchanges, the Board of Directors may from time to time amend or revise the terms of the Plan or may discontinue the Plan at any time, provided that no such action may in any manner adversely affect the rights under any options earlier granted to an Optionee under the Plan without the consent of that Optionee.

8.             No Further Rights

Nothing contained in the Plan nor in any option granted hereunder shall give any Optionee or any other person any interest or title in or to any shares of the Corporation or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any option, nor shall it confer upon the Optionees any right to continue as a Director, Employee or Consultant of the Corporation or of any of its subsidiaries.

9.             Compliance with Laws

The obligations of the Corporation to sell shares and deliver share certificates under the Plan are subject to such compliance by the Corporation and the Optionees as the Corporation deems necessary or advisable with all applicable corporate and securities laws, rules and regulations.

SCHEDULE “A”

I-MINERALS INC.

INCENTIVE STOCK OPTION PLAN

OPTION AGREEMENT

OPTION EXERCISE FORM

Without prior written approval of the TSX Venture Exchange and compliance with all applicable securities legislation, the securities represented by this agreement and any securities issued upon exercise thereof may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until Error! AutoText entry not defined. Error! AutoText entry not defined., Error! AutoText entry not defined. [four months and one day after the Grant Date].

This Option Agreement is entered into between I-Minerals Inc. (the “Company”) and the Optionee named below pursuant to the Company’s Incentive Stock Option Plan (the “Plan”), and confirms that:

1.             on _____ (the “Grant Date”);

2.             _____ (the “Optionee”);

3.             was granted the option (the “Option”) to purchase _____ Common Shares (the “Option Shares”) of the Company;

4.             for the price (the “Option Price”) of $_____ per share;

5.             which shall be exercisable as fully Vested as follows:  _____;

6.             terminating on _____(the “Expiry Date”);

all on the terms and subject to the conditions set out in the Plan. For greater certainty, once Option Shares have been granted, they continue to be exercisable until the termination or cancellation thereof as provided in this Option Agreement and the Plan.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

By signing this Option Agreement, the Optionee also acknowledges that, as required by the Canada Revenue Agency, the Optionee will be required to provide the Company with the following payments:

(a)	a payment for the number of Option Shares being exercised at the Option Price;

(b)

a payment equal to the income taxes due on the net stock option benefit, which amount is comprised of the full taxable employment benefit, less the 50% stock option benefit deduction to which the Optionee may be entitled; and

(c)

a payment equal to the Canada Pension Plan contribution due in respect of the full taxable employment benefit (without taking into consideration the 50% deduction) to be received by the Optionee through such exercise, notwithstanding that the Optionee may have already contributed the maximum amount of Canada Pension Plan contributions for the calendar year in which all or any portion of the Option is exercised, unless the Optionee provides the Company with a copy of the Election to stop paying into the Canada Pension Plan that has been filed with the Canada Revenue Agency, or the Optionee is over the age of 69.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement as of the _____.

(the Optionee)	I-Minerals Inc. Per: Authorized Signatory

APPENDIX “B”

CANADA BUSINESS CORPORATIONS ACT SECTION 190 – RIGHT TO DISSENT

Right to dissent

190 (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a)	amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)	amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c)	amalgamate otherwise than under section 184;

(d)	be continued under section 188;

(e)	sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f)	carry out a going-private transaction or a squeeze-out transaction.

Further right

(2) A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.

Payment for shares

(3) In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder.

Objection

(5) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

(6) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

Demand for payment

(7) A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a)	the shareholder’s name and address;

(b)	the number and class of shares in respect of which the shareholder dissents; and

(c)	a demand for payment of the fair value of such shares.

Share certificate

(8) A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

(9) A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

(10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Suspension of rights

(11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a)	the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b)	the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c)

 the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder’s rights are reinstated as of the date the notice was sent.

Offer to pay

(12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a)	a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b)	if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

(13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

Payment

(14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

(15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

(16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue

(17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

(18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

Parties

(19) On an application to a court under subsection (15) or (16),

(a)	all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b)	the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

(20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

(21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

(22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

(23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

Notice that subsection (26) applies

(24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

(25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a)	withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b)

retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

Limitation

(26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b)	the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

APPENDIX “C”

STOCK PURCHASE AGREEMENT

(See Attached)

Execution Version

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated effective as of September 14, 2022, is entered into by and among I-Minerals Inc., a Canadian corporation (“Seller”), BV Lending, LLC, an Idaho limited liability company (“Buyer”), and i-minerals USA, inc., an Idaho corporation and wholly owned subsidiary of Seller (the “Company”). Capitalized terms used in this Agreement have the meanings given to such terms below, as such definitions are identified by the cross-references set forth in Exhibit A to this Agreement.

RECITALS

A.                  Seller owns all the issued and outstanding shares of capital stock (the “Shares”) of the Company.  Seller desires to sell the Shares to Buyer, and Buyer desires to accept the Shares from Seller (the “Transaction”), subject to the terms and conditions set forth herein.

B.                  Pursuant to the Loan Agreements dated June 1, 2016, September 11, 2018, and October 25, 2019, each among Buyer, Seller and the Company (as amended to date, collectively the “Loan Agreements”), Buyer agreed to advance certain funds to Seller to develop that certain mining project referred to as the Bovill Project and located in Latah County, Idaho, U.S.A (the “Project”).

C.                  As of the date hereof, the aggregate amount of principal and interest outstanding and owed by Seller to Buyer under the Loan Agreements is equal to $35,400,000 (the “Seller Debt”).

D.                  Pursuant to advances made by Seller to the Company prior to the date hereof (together with any advances between the date hereof and Closing, collectively, the “Company Loan”), the Company owes Seller an aggregate amount of principal and interest outstanding equal to $25,700,000 (as such debt exists on the Closing Date, the “Company Debt”).

E.                   Pursuant to that certain contribution agreement to be entered into on or before the Closing between Seller and the Company (the “Contribution Agreement”), Seller will contribute and assign all of Seller’s right, title and interest in and to the right to receive payment of the Company Debt to the Company as a capital contribution to the Company, and the Company Debt will thereby be cancelled in its entirety.

F.                   Buyer and Seller have agreed the fair market value of the Shares, after giving effect to the Contribution Agreement, is $3,000,000 (the “Share Value”).

G.                 The Shares constitute all or substantially all of the property of Seller and, as such, the shareholders of Seller (“Seller Shareholders”) must approve the Transaction in accordance with Section 189(3) of the Canada Business Corporations Act and Section 5.6 of Multilateral Instrument – 61-101 (the “Seller Shareholder Resolution”).

H.                  Seller has received the opinion of RwE Growth Partners, Inc. (the “Financial Advisor”) to the effect that, as of the date of such opinion and based upon and subject to the qualifications set forth therein, the consideration to be received by Seller pursuant to Section 1.1 of this Agreement is fair, from a financial point of view, to the Seller Shareholders (the “Fairness Opinion”).

I.                    The special committee of independent directors (the “Special Committee”) established by the board of directors of Seller (the “Seller Board”) in connection with the transactions contemplated

115439161.13 0074720-00001

by this Agreement and the Seller Board have, after consultation with their financial and legal advisors and reviewing the Fairness Opinion, each unanimously (a) determined that this Agreement and the transactions contemplated hereunder are fair to and in the best interests of Seller and its shareholders, (b) declared it advisable for Seller to enter into this Agreement, (c) approved the execution, delivery and performance of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereunder, and (d) resolved to recommend that Seller Shareholders approve this Agreement and the consummation by Seller of the transactions contemplated hereunder (the “Board Recommendation”).

J.                    Buyer has entered into voting and support agreements dated the date hereof with each director and officer of Seller that owns securities of Seller (the “Supporting Seller Shareholders”), pursuant to which such Supporting Seller Shareholders have agreed, among other things, to vote the common shares in the Seller (the “Seller Shares”) beneficially owned by them in favour of the Seller Shareholder Resolution in accordance with the terms of such agreements.

The parties agree as follows:

AGREEMENT

1.                   Purchase and Sale.

1.1               Purchase and Sale.  Subject to the terms and conditions set forth herein, at the Closing, Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares, free and clear of any mortgage, pledge, lien, charge, security interest, claim, community property interest, option, equitable interest, restriction of any kind (including any restriction on use, voting, transfer, receipt of income, or exercise of any other ownership attribute), or other encumbrance (each, an “Encumbrance”), for a purchase price equal to the Share Value payable in the consideration specified in Section 1.2.

1.2               Consideration.  As full consideration for the Shares, Buyer and Seller agree that (a) the Buyer’s obligation to pay the purchase price in an amount equal to the Share Value, and (b) the Seller’s obligation to pay an amount of principal owing under the Loan Agreements equal to the Share Value shall be set-off against each other, dollar-for-dollar, immediately following which the Buyer shall transfer and assign to Seller all of Buyer’s right, title and interest in and to the right to receive payment of the remainder of the outstanding Seller Debt together with any additional interest thereon and any additional amounts loaned to the Seller from Buyer  from the date hereof until the Closing Date (exclusive of any amounts loaned pursuant to the FIRPTA Note) and any interest thereon, the balance of which shall be deemed written off and forgiven as of the Closing. As of the Closing Date, (i) the Loan Agreements, (ii) that certain General Security Agreement dated December 5, 2019, as amended, (iii) that certain Continuing and Unconditional Guaranty dated December 6, 2019, by the Company in favor of Buyer, as amended, and (iv) that certain Mortgage and Security Agreement dated December 5, 2019, by the Company in favor of Buyer, as amended, shall automatically without any action on the part of any party be terminated and no longer effective.

1.3               FIRPTA Withholding. The parties agree that Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”), will apply to the transfer of the Shares pursuant to this Agreement and Seller is obligated to pay, and Buyer is obligated to withhold and pay over to the Internal Revenue Service (the “IRS”), an amount equal to fifteen percent (15%) of the Share Value (such amount, the “FIRPTA Withholding”). Buyer shall timely after the Closing remit the FIRPTA Withholding, and such agreements, certificates, instruments and other documentation in connection therewith, to the IRS as required under applicable law.  The FIRPTA Withholding shall be funded from the following sources of

STOCK PURCHASE AGREEMENT - 2
115439161.13 0074720-00001

funds and in the following priority: (i) first, from the proceeds of the Seller Debt, if any, on hand with Seller as of the Closing Date, and (ii) second, from the proceeds of a promissory note delivered by Seller in favor of Buyer, dated as of the Closing Date, in such principal amount as necessary to fund the balance of the FIRPTA Withholding and in such form and substance as mutually acceptable to the parties (the “FIRPTA Note”).  Within three business days after receiving any refund of all or any portion of the FIRPTA Withholding from the IRS (the “Refunded Amount”), Seller shall remit the Refunded Amount to Buyer by wire transfer of immediately available funds to an account designated in writing by Buyer, and promptly after receipt of such remittance, the outstanding principal of the FIRPTA Note, if applicable, shall be deemed paid and reduced in an amount equal to the Refunded Amount. For the avoidance of doubt, the FIRPTA Note shall be deemed separate from the Seller Debt and shall not be forgiven pursuant to Section 1.2 above. After the date hereof, Seller shall provide Buyer with such assistance as may reasonably be requested by Buyer in connection with (i) the determination of Buyer’s withholding obligations under Section 1445 of the Code and the regulations promulgated thereunder, (ii) the preparation and submission of any documents or materials related to Buyer’s withholding obligations under Section 1445 of the Code and the regulations promulgated thereunder, including, without limitation, any request for a refund of the FIRPTA Withholding, and (iii) Buyer’s compliance with Section 1445 of the Code and the regulations promulgated thereunder. Such assistance shall include, but not be limited to, providing Buyer copies of relevant tax returns and supporting materials, providing Buyer with any records or information that may be relevant to the FIRPTA Withholding, and delivering such powers of attorney and other documents as may be reasonably necessary to carry out the intent of this Section 1.3.

1.4               Cancellation of the Company Debt.  The consummation of the Contribution Agreement shall occur immediately prior to the consummation of any other transaction under this Agreement on the Closing Date.

2.                   Seller Meeting.

2.1               Holding of Meeting. Subject to the terms and conditions of this Agreement, the Seller will take all action necessary in accordance with all applicable Laws to:

(a)                duly call, give notice of, convene and hold a special meeting of Seller Shareholders (including any adjournment or postponement of such special meeting in accordance with the terms of this Agreement, the “Seller Meeting”) to consider the Seller Shareholder Resolution as promptly as practicable, and in any event not later than the date that is 45 days after the date a definitive Proxy Statement (as defined below) is first mailed to the Seller Shareholders;

(b)               not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Seller Meeting without the prior written consent of Buyer, except (i) as required for quorum purposes (in which case the Seller Meeting shall be adjourned and not cancelled) or by applicable law; or (ii) if this Agreement is terminated as required or permitted under Section 10;

(c)                subject to the terms of this Agreement, solicit proxies in favour of the approval of the Seller Shareholder Resolution and against any resolution submitted by any Seller Shareholder that is inconsistent with the Seller Shareholder Resolution and the completion of any of the transactions contemplated by this Agreement, and, if requested by Buyer and at the expense of Buyer, engage a dealer and proxy solicitation agent for such purpose (such dealer and/or agent to be selected by Seller after consultation with Buyer), and cooperate with any such agent or other Persons engaged by Buyer to solicit proxies in favour of the approval of the Seller Shareholder Resolution;

STOCK PURCHASE AGREEMENT - 3
115439161.13 0074720-00001

(d)               provide Buyer with copies of or access to information regarding the Seller Meeting generated by any dealer or proxy solicitation services firm, as requested from time to time by Buyer;

(e)               consult with Buyer in fixing the record date for the Seller Meeting and the date of the Seller Meeting, give notice to Buyer of the Seller Meeting and allow Buyer’s representatives and legal counsel to attend the Seller Meeting;

(f)                 promptly advise Buyer, at such times as Buyer may reasonably request and at least on a daily basis on each of the last 10 Business Days prior to the date of the Seller Meeting, as to the aggregate tally of the proxies received by Seller in respect of the Seller Shareholder Resolution;

(g)                promptly advise Buyer of any communication (written or oral) from any Seller Shareholder in opposition to the Transaction, written notice of dissent, purported exercise or withdrawal of dissent rights, and written communications sent by or on behalf of Seller to any Seller Shareholder exercising or purporting to exercise dissent rights;

(h)               not make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to dissent rights without the prior written consent of Buyer;

(i)                  not, without Buyer’s consent, change the record date for the Seller Shareholders entitled to vote at the Seller Meeting in connection with any adjournment or postponement of the Seller Meeting unless required by Law;

(j)                 ensure that the Seller Shareholder Resolution will be the first substantive matter on the agenda for the Seller Meeting, unless otherwise previously agreed to in writing by Buyer; and

(k)                at the request of Buyer from time to time, provide Buyer with a list (in both written and electronic form) of (i) the Seller Shareholders, together with their addresses and respective holdings of Seller Shares, (ii) the names, addresses and holdings of all Persons having rights issued by Seller to acquire Seller Shares (including holders of options to purchase Seller Shares) and (iii) participants and book‑based nominee registrants such as CDS & Co., CEDE & Co. and Depository Trust Company, and non‑objecting beneficial owners of Seller Shares, together with their addresses and respective holdings of Seller Shares (the “Seller Shareholder Details”).  The Buyer shall only use the Seller Shareholder Details in accordance with applicable securities laws in Canada and the United States.  The Seller shall from time to time require that its registrar and transfer agent furnish Buyer with such additional information, including updated or additional lists of Seller Shareholders, and lists of securities positions and other assistance as Buyer may reasonably request in order to be able to communicate with respect to the Transaction with the Seller Shareholders and with such other Persons as are entitled to vote on the Seller Shareholder Resolution.

2.2               Proxy Statement; Schedule 13e-3.

STOCK PURCHASE AGREEMENT - 4
115439161.13 0074720-00001

(a)                Subject to Buyer’s compliance with Section 2.2(e), Seller shall promptly, and no later than 15 days after the date of this Agreement, (i) prepare and complete, in consultation with Buyer, the notice of the Seller Meeting and the accompanying management information circular, including all schedules, appendices and exhibits to, and information incorporated by reference in, such management information circular, to be sent to the Seller Shareholders in connection with the Seller Meeting, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement (the “Proxy Statement”), together with any other documents required by Law in connection with the Seller Meeting and the Transaction and (ii) submit the Proxy Statement and any other required documents for review and approval by the TSX Venture Exchange.

(b)               Within five (5) business days following approval of the Proxy Statement by the TSX Venture Exchange, Seller shall file the Proxy Statement and any other required documents with the United States Securities and Exchange Commission (“SEC”). Buyer and Seller shall cooperate to, concurrently with the preparation and filing of the Proxy Statement, jointly prepare and file with the SEC an SEC Rule 13e-3 transaction statement on Schedule 13e-3 (such transaction statement, including any amendment or supplement thereto, the “Schedule 13e-3”) relating to the transactions contemplated by this Agreement.

(c)                As promptly as practicable after the occurrence of the SEC Clearance Event (as defined below), Seller shall cause the Proxy Statement, the Schedule 13e-3 and such other documents to be filed with applicable Canadian securities regulatory authorities and sent to each Seller Shareholder and other Person as required by Law. For the purposes of this section, “SEC Clearance Event” means the occurrence of the following (i) the passing of 10 calendar days following the initial filing with the SEC of the Proxy Statement without notification from SEC staff being received indicating that the SEC will review the Proxy Statement, or (ii) notification from SEC staff that the SEC has completed its review of the Proxy Statement.

(d)               Seller shall ensure that the Proxy Statement and the Schedule 13e-3 comply in all material respects with Law, including without limitation the requirements of the Exchange Act and the rules and regulations promulgated thereunder, do not contain any untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made (a “Misrepresentation”) (except that Seller shall not be responsible for any information included in the Proxy Statement and the Schedule 13e-3 related to Buyer or its respective affiliates or managers that was furnished by Buyer for inclusion in the Proxy Statement and the Schedule 13e-3) and provides the Seller Shareholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Seller Meeting. Without limiting the generality of the foregoing, the Proxy Statement must include: (i) a copy of the Fairness Opinion, (ii) a statement that the Special Committee has received the Fairness Opinion, and has, after receiving legal and financial advice, unanimously recommended that the Seller Board approve this Agreement and that the Seller Shareholders vote in favour of the Seller Shareholder Resolution and (iii) a statement that the Seller Board has received the Fairness Opinion, and has unanimously, after receiving legal and financial advice and the recommendation of the Special Committee, determined that the Seller Shareholder Resolution is in the best interests of Seller and recommends that the Seller Shareholders vote in favour of the Seller Shareholder Resolution.

(e)               Seller, Buyer and the Company will cooperate and consult with each other in the preparation of the Proxy Statement and the Schedule 13e-3. Seller shall give Buyer and its legal counsel a reasonable opportunity to review and comment on drafts of the Proxy Statement and the Schedule

STOCK PURCHASE AGREEMENT - 5
115439161.13 0074720-00001

13e-3 and other related documents, and shall give reasonable consideration to any comments made by Buyer and its counsel, and agrees that all information relating solely to Buyer included in the Proxy Statement and the Schedule 13e-3 must be in a form and substance satisfactory to Buyer, acting reasonably. Seller shall as soon as reasonably practicable: (i) notify Buyer of the receipt of any comments from the SEC with respect to the Proxy Statement or the Schedule 13e-3 and any request by the SEC for any amendment to the Proxy Statement or the Schedule 13e-3 or for additional information; and (ii) provide Buyer with copies of all written correspondence between Seller and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement and the Schedule 13e-3. Seller shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all SEC comments with respect to the Proxy Statement and the Schedule 13e-3 as promptly as practicable after receipt thereof and to cause the Proxy Statement in definitive form to be cleared by the SEC as promptly as reasonably practicable. Seller shall consult with Buyer prior to responding to SEC comments with respect to the preliminary Proxy Statement and the Schedule 13e-3.

(f)                 Buyer shall promptly provide all necessary information concerning Buyer that is required by Law to be included by Seller in the Proxy Statement and the Schedule 13e-3 or other related documents to Seller in writing, and shall ensure that such information does not contain any Misrepresentation.

(g)                Each Party shall promptly notify the other parties if it becomes aware that the Proxy Statement or the Schedule 13e-3 contains a Misrepresentation, or otherwise requires an amendment or supplement. The parties shall co‑operate in the preparation of any such amendment or supplement as required or appropriate, and Seller shall promptly mail, file or otherwise publicly disseminate, as required or appropriate, any such amendment or supplement to the Seller Shareholders and, if required by law, file the same with the any applicable securities authorities or any other Governmental Authority, as required.

3.                   Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely by email exchange of documents and signatures (or their electronic counterparts) as may be appropriate within three (3) business days following approval of the Seller Shareholder Resolution (the date upon which the Closing takes place referred to herein as the “Closing Date”).  The Closing shall be deemed effective at 12:01 a.m. Mountain Time on the Closing Date, immediately following the execution and consummation of the Contribution Agreement.

4.                   Representations and Warranties of Seller.  Seller represents and warrants to Buyer that the statements contained in this Section 4 are true and correct as of the date hereof.  For purposes of this Section 4, “Seller's knowledge,” “knowledge of Seller,” and any similar phrases shall mean the actual knowledge of any director or officer of Seller, after due and diligent inquiry. For purposes of this Agreement, the term “Disclosure Schedules” means the disclosure schedules delivered by Seller concurrently with the execution and delivery of this Agreement.

4.1               Organization and Authority of Seller.  Seller is a corporation duly organized, validly existing, and in good standing under the Laws of Canada. Seller has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which Seller is a party, to carry out Seller’s obligations hereunder and thereunder, and, subject to approval of the Seller Shareholder Resolution, to consummate the transactions contemplated hereby and thereby. Subject to approval of the Seller Shareholder Resolution, the execution and delivery by Seller of this Agreement and any other

STOCK PURCHASE AGREEMENT - 6
115439161.13 0074720-00001

Transaction Document to which Seller is a party, the performance by Seller of its obligations hereunder and thereunder, and the consummation by Seller of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Seller. The Seller Shareholder Resolution is the only vote or consent of the holders of any class or series of Seller’s capital stock necessary to approve and adopt this Agreement and consummate the transactions contemplated hereby. This Agreement and each Transaction Document to which Seller is a party constitute legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency and other applicable Laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may be granted only in the discretion of a court of competent jurisdiction.

4.2               Organization, Authority, and Qualification of the Company.  The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the state of Idaho and has full corporate power and authority to own, operate, or lease the properties and assets now owned, operated, or leased by it and to carry on its business as it has been and is currently conducted.  Section 4.2 of the Disclosure Schedules sets forth each jurisdiction in which the Company is licensed or qualified to do business, and the Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary.

4.3               Capitalization.

(a)                The authorized shares of the Company consist of 10,000 shares of common stock, of which 100 shares are issued and outstanding and constitute the Shares.  All the Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record and beneficially by Seller, free and clear of all Encumbrances.  Upon the transfer, assignment, and delivery of the Shares and payment therefor in accordance with the terms of this Agreement, Buyer shall own all of the Shares, free and clear of all Encumbrances.

(b)               All the Shares were issued in compliance with applicable Laws.  None of the Shares were issued in violation of any agreement or commitment to which Seller or the Company is a party or is subject to or in violation of any preemptive or similar rights of any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (each, a “Person”).  For purposes of this Agreement, “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

(c)                There are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the shares of capital stock of the Company or obligating Seller or the Company to issue or sell any shares of capital stock of, or any other interest in, the Company.  There are no voting trusts, shareholder agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the Shares.

STOCK PURCHASE AGREEMENT - 7
115439161.13 0074720-00001

4.4               No Subsidiaries.  The Company does not have, or have the right to acquire, an ownership interest in any other Person.

4.5               No Conflicts or Consents.  Subject to approval of the Seller Shareholder Resolution, the execution, delivery, and performance by Seller of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the articles of incorporation, bylaws, or other governing documents of Seller or the Company; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, treaty, or other requirement of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Seller or the Company; (c) require the consent, notice, or filing with or other action by any Person or require any Permit (as defined in Section 4.16(b)), license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, or modify any contract, lease, deed, mortgage, license, instrument, note, indenture, joint venture, or any other agreement, commitment, or legally binding arrangement, whether written or oral (collectively, “Contracts”), to which Seller or the Company is a party or by which Seller or the Company is bound or to which any of their respective properties and assets are subject; or (e) result in the creation or imposition of any Encumbrance on any properties or assets of the Company.

4.6               Financial Statements.  True and complete copies of the following financial statements (the “Financial Statements”) have been delivered to Buyer:

(a)                The unaudited balance sheet of the Company as of April 30 in each of the years 2020, 2021, and 2022 (such balance sheet as of April 30, 2022 is referred to herein as the “Balance Sheet” and the date of April 30, 2022 as the “Balance Sheet Date”) and the related statements of income and retained earnings for the years then ended.

The Financial Statements have been prepared in accordance with generally accepted accounting principles in effect in the United States from time to time (“GAAP”), applied on a consistent basis throughout the period involved.  The Financial Statements are based on the books and records of the Company and fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated.  The Company maintains a standard system of accounting established and administered in accordance with GAAP.

4.7               Undisclosed Liabilities.  The Company has no liabilities, obligations, or commitments of any nature whatsoever, whether asserted, known, absolute, accrued, matured, or otherwise (collectively, “Liabilities”), except: (a) those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date; and (b) those which have been incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date and which do not, individually or in the aggregate, exceed $10,000.

4.8               Cancellation of the Company Debt.  The consummation of the Contribution Agreement as of the Closing Date immediately prior to the consummation of this Agreement shall effectively (i) transfer from Seller to the Company all of Seller’s right, title and interest in and to the right to receive payment of the Company Debt, (ii) cancel and forgive in its entirety the Company Debt, and (iii) release the Company from any and all obligations under the Company Loan and with respect to the Company Debt.  As of the Closing Date and after giving effect to the closing of the Contribution Agreement, the Company shall have no debts, liabilities or other obligations of any kind to Seller.

STOCK PURCHASE AGREEMENT - 8
115439161.13 0074720-00001

4.9               Absence of Certain Changes, Events, and Conditions.  Since the Balance Sheet Date, there has not been, with respect to the Company, any change, event, condition, or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of the Company and the Company has operated its businesses only consistent with the past practices of the Company and has taken action in the ordinary course of the normal day to day operations of the business of the Company.  Since the Balance Sheet Date, the Company has not transferred, assigned, sold or otherwise disposed of any material assets shown or reflected in its Financial Statements or cancelled any material debts or entitlements, has not declared or paid any dividends or declared or made any other payments or distribution on or in respect of any of its shares or authorized, agreed or otherwise become committed to do any of the foregoing.

4.10            Fairness Opinion.  As of the date hereof:

(a)                the Fairness Opinion has been delivered to the Special Committee;

(b)               the Fairness Opinion has been delivered to the Seller Board; and

(c)                the Company has been authorized by the Financial Advisor to permit inclusion of the Fairness Opinion and reference thereto in the Proxy Statement.

4.11            Material Contracts.

(a)                Section 4.11(a) of the Disclosure Schedules lists each Contract that is material to the Company (such Contracts, together with all Contracts concerning the occupancy, management, or operation of any Real Property (as defined in Section 4.12(a)), being “Material Contracts”), including the following:

(a)                each Contract of the Company involving aggregate consideration to be paid or received by the Company in excess of $10,000 and which, in each case, cannot be cancelled by the Company without penalty or without more than 90 days’ notice;

(b)               all Contracts that provide for the indemnification by the Company of any Person or the assumption of any Tax (as defined in Section 4.20(a)), environmental, or other Liability of any Person;

(c)                all Contracts relating to Intellectual Property (as defined in Section 4.13(a)), including all licenses, sublicenses, settlements, coexistence agreements, covenants not to sue, and permissions;

(d)               except for Contracts relating to trade receivables, all Contracts relating to indebtedness (including, without limitation, guarantees) of the Company;

(e)               all Contracts that limit or purport to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area or during any period of time;

STOCK PURCHASE AGREEMENT - 9
115439161.13 0074720-00001

(f)                 all Contracts relating to any joint venture, partnership, limited liability company or other similar Contract relating to the formation, creation, operation, management, sharing of profit or losses or control of any partnership, strategic alliance or joint venture;

(g)                all Contracts relating to the acquisition or disposition of any assets, business or real property (whether by merger, sale of stock, sale of assets or otherwise) that are material to the Company, taken as a whole, and with respect to which the Company has material obligations remaining to be performed or material liabilities continuing after the date of this Agreement;

(h)               all Contracts with a Governmental Authority or with any other Person that is a subcontract relating to a Contract between such Person and a Governmental Authority;

(i)                  all employment agreements and Contracts with independent contractors or consultants (or similar arrangements) to which the Company is a party; and

(j)                 any other Contract that is material to the Company and not required to be disclosed pursuant to the foregoing clauses (i) through (ix).

(b)               Each Material Contract is valid and binding on the Company in accordance with its terms and is in full force and effect, except as enforceability may be limited by general equitable principles.  None of the Company or, to the best of Seller’s knowledge any other party thereto, is in breach of or default under (or is alleged to be in breach of or default under), any Material Contract.  None of Seller, the Company, or any other party to any Material Contract has provided or received any notice of any intention to terminate any Material Contract.  Complete and correct copies of each Material Contract (including all modifications, amendments, and supplements thereto and waivers thereunder) have been made available to Buyer.

4.12            Real Property; Title to Assets.

(a)                The Company does not own any real property. Section 4.12(a) of the Disclosure Schedules lists all real property in which the Company has a leasehold (or sub-leasehold) interest (together with all buildings, structures, and improvements located thereon, and all water and water rights, mineral rights, easements and hereditaments appurtenant thereto, the “Real Property”), including each Contract relating to the Company’s leasehold interest in each parcel of Real Property.  Seller has delivered or made available to Buyer true, correct, and complete copies of all Contracts, title insurance policies, and surveys relating to the Real Property.

(b)               The Company has good and valid title to, or a valid leasehold interest in, all Real Property and personal property and other assets reflected in the Financial Statements or acquired after the Balance Sheet Date (other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date).  All Real Property and such personal property and other assets (including leasehold interests) are free and clear of Encumbrances except for those items set forth in Section 4.12(b) of the Disclosure Schedules. Each lease of Real Property is the legal, valid, binding and enforceable obligation of the Company and, to Seller’s knowledge, each other party thereto, and is in full force and effect, and the Company has complied with the terms of each such lease through and including the date of this Agreement.

(c)                Each of the Real Properties is in good standing before all relevant Governmental Authorities with respect to: (i) all obligations to file, register, or deliver any proof(s) of basic mining

STOCK PURCHASE AGREEMENT - 10
115439161.13 0074720-00001

forms, mining and environmental bonds, mining permits, reports, responses to any regulatory enquiries or inspections and assessment works or equivalent carried out at or in connection with any Real Properties as required by applicable Laws, (ii) any obligations to pay surface fees royalties, mining duties and/or Taxes as required by applicable Laws, (iii) any requirements under the environmental permits and the Environmental Laws, and (iv) all orders of a Governmental Authority relating to a Real Property. To the knowledge of the Company, there is no outstanding order from any Governmental Authority requiring payment or compliance with any obligation related to any Real Property and the Company has not received any communication in respect thereof.

(d)               To the knowledge of Seller, the Real Properties are sufficient in duration, scope, content and effect to permit the Company to conduct all activities currently contemplated to be conducted by them.

(e)               The Company is not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to possess, lease, occupy, or use any leased Real Property.  The use of the Real Property in the conduct of the Company's business does not violate any Law, covenant, condition, restriction, easement, license, permit, or Contract and no improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company.

(f)                 No Real Properties or assets of the Company has been taken or appropriated by any Governmental Authority, nor has any notice or proceeding in respect hereof been given or commenced, nor, to the knowledge of Seller, is there any intent or proposal to give any such notice or to commence any such proceeding.

4.13            Intellectual Property.

(a)                “Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (i) issued patents and patent applications; (ii) trademarks, service marks, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing; (iii) copyrights, including all applications and registrations; (iv) trade secrets, know-how, inventions (whether or not patentable), technology, and other confidential and proprietary information and all rights therein; (v) internet domain names and social media accounts and pages; and (vi) other intellectual or industrial property and related proprietary rights, interests, and protections.

(b)               Section 4.13(b) of the Disclosure Schedules lists all issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing, that are owned by the Company (the “Company IP Registrations”) as well as all material unregistered Intellectual Property.  The Company owns or has the valid and enforceable right to use all Intellectual Property used or held for use in or necessary for the conduct of the Company’s business as currently conducted (the “Company Intellectual Property”), free and clear of all Encumbrances.  All the Company Intellectual Property is valid and enforceable, and all Company IP Registrations are subsisting and in full force and effect.  The Company has taken all reasonable and necessary steps to maintain and enforce the Company Intellectual Property.

(c)                The conduct of the Company’s business as currently and formerly conducted has not infringed, misappropriated, or otherwise violated the Intellectual Property or other rights of any Person.  To the best of Seller’s knowledge, no Person has infringed, misappropriated, or otherwise violated any Company Intellectual Property.

STOCK PURCHASE AGREEMENT - 11
115439161.13 0074720-00001

4.14            Insurance.  Section 4.14 of the Disclosure Schedules sets forth a true and complete list of all current policies or binders of insurance maintained by Seller or the Company relating to the assets, business, operations, employees, officers, or directors of the Company (collectively, the “Insurance Policies”).  Such Insurance Policies: (a) are in full force and effect; (b) are valid and binding in accordance with their terms; (c) are provided by carriers who are financially solvent; and (d) have not been subject to any lapse in coverage.  Neither the Seller nor the Company has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies.  All premiums due on such Insurance Policies have been paid.  Neither the Seller nor the Company is in default under, or has otherwise failed to comply with, in any material respect, any provision contained in any Insurance Policy.  The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Company and are sufficient for compliance with all applicable Laws and Contracts to which the Company is a party or by which it is bound.

4.15            Legal Proceedings; Governmental Orders.

(a)                There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to Seller's knowledge, threatened against or by the Company, Seller, or any Affiliate of Seller: (i) relating to or affecting the Company or any of the Company's properties or assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement.  To the best of Seller’s knowledge, no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action.  For purposes of this Agreement: (x) “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person; and (y) the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

(b)               There are no outstanding Governmental Orders against, relating to, or affecting the Company or any of its properties or assets.

4.16            Compliance with Laws; Permits.

(a)                The Company has complied, and is now complying, with all Laws applicable to it or its business, properties, or assets.

(b)               All permits, licenses, franchises, approvals, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities (collectively, “Permits”) that are required for the Company to conduct its business as it has been or is currently conducted, including, without limitation, leasing or operating any of the Real Property as it has been or is currently operated by the Company, have been obtained and are valid and in full force and effect.  Section 4.16(b) of the Disclosure Schedules list all current Permits issued to the Company and no event has occurred that would reasonably be expected to result in the revocation or lapse of any such Permit.

STOCK PURCHASE AGREEMENT - 12
115439161.13 0074720-00001

4.17            Environmental Matters.

(a)                The Company has complied, and is now complying, with all applicable Environmental Laws.  Neither the Company nor Seller has received notice from any Person that the Company, its business or assets, or any real property currently or formerly owned, leased, or used by the Company is or may be in violation of any applicable Environmental Law or any applicable Law regarding Hazardous Substances.

(b)               There has not been any spill, leak, discharge, injection, escape, leaching, dumping, disposal, or release by Seller, the Company or any Affiliate of Seller of any kind of any Hazardous Substances in violation of any Environmental Law: (i) with respect to the business or assets of the Company; or (ii) at, from, in, adjacent to, or on any real property currently or formerly owned, leased, or used by the Company. There are no, and have not been, any Hazardous Substances unlawfully in, on, or about any real property currently or formerly owned, leased, or used by the Company, during the period that the Company owned, leased or used the real property or, to Seller’s knowledge, during any period prior thereto. No real property owned, lease or used by the Company is or was materially affected in any way by any Hazardous Substances during the period it was owned, leased or used by the Company or, to Seller’s knowledge, during any period prior thereto. To Seller’s knowledge, there are no Hazardous Substances migrating to any real property currently or formerly owned, leased, or used by the Company.  Schedule 4.17(b) sets forth the Operations and Reclamations Plan of the Company.

(c)                As used in this Agreement: (i) “Environmental Laws” means all Laws, now or hereafter in effect, in each case as amended or supplemented from time to time, relating to the regulation and protection of human health, safety, the environment, and natural resources, including any federal, state, or local transfer of ownership notification or approval statutes; and (ii) “Hazardous Substances” means: (A) “hazardous materials,” “hazardous wastes,” “hazardous substances,” “industrial wastes,” or “toxic pollutants,” as such terms are defined under any Environmental Laws; (B) any other hazardous or radioactive substance, contaminant, or waste; and (C) any other substance with respect to which any Environmental Law or Governmental Authority requires environmental investigation, regulation, monitoring, or remediation.

4.18            Employee Benefit Matters.

(a)                Except as set forth in Section 4.18(a) of the Disclosure Schedules, the Company has not established, maintained, sponsored, or contributed to any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (as amended, and including the regulations thereunder, “ERISA”), whether or not written and whether or not subject to ERISA, nor any supplemental retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, equity, change in control, retention, severance, salary continuation, or other similar agreement, plan, policy, program, practice, or arrangement (each, a “Benefit Plan”).

(b)               The Company has not incurred, and does not reasonably expect to incur: (i) any Liability under Title I or Title IV of ERISA, any related provisions of the Code, or applicable Law relating to any Benefit Plan; or (ii) any Liability to the Pension Benefit Guaranty Corporation.

(c)                Neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will, either alone or in combination with any other event: (i) entitle any current or former director, officer, employee, independent contractor, or consultant of the Company to any severance pay, increase in severance pay, or other payment, except for those payments that have or

STOCK PURCHASE AGREEMENT - 13
115439161.13 0074720-00001

will be disclosed to Buyer; (ii) accelerate the time of payment, funding, or vesting, or increase the amount of compensation (including stock-based compensation) due to any such individual; (iii) limit or restrict the right of the Company to amend or terminate any Benefit Plan; (iv) increase the amount payable under any Benefit Plan; (v) result in any “excess parachute payments” within the meaning of Section 280G(b) of the Code; or (vi) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code.

4.19            Employment Matters.

(a)                Section 4.19(a) of the Disclosure Schedules lists: (i) all employees, independent contractors, and consultants of the Company; and (ii) for each individual described in clause (i), (A) the individual's title or position, hire date, and compensation, (B) any Contracts entered into between the Company and such individual, and (C) all fringe benefits provided to each such individual.  All compensation payable to all employees, independent contractors, or consultants of the Company for services performed on or prior to the date hereof have been paid in full.

(b)               The Company is not, and has not been, a party to or bound by any collective bargaining agreement or other Contract with a union or similar labor organization (collectively, “Union”), and no Union has represented or purported to represent any employee of the Company.  There has never been, nor has there been any threat of, any strike, work stoppage, slowdown, picketing, or other similar labor disruption or dispute affecting the Company or any of its employees.

(c)                The Company is and has been in compliance with: (i) all applicable employment Laws and agreements regarding hiring, employment, termination of employment, plant closings and mass layoffs, employment discrimination, harassment, retaliation, and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee classification, employee health and safety, engagement and classification of independent contractors, payroll taxes, and immigration with respect to all employees, independent contractors, and contingent workers; and (ii) all applicable Laws relating to the relations between it and any labor organization, trade union, work council, or other body representing employees of the Company.

4.20            Taxes.

(a)                Except as set forth in Schedule 4.20(a), all returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (collectively, “Tax Returns”) required to be filed by the Company on or before the Closing Date have been timely filed.  Except as set forth in Schedule 4.20(a), such Tax Returns are true, correct, and complete in all respects.  All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid.  No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company.  Seller has delivered to Buyer copies of all Tax Returns and examination reports of the Company and statements of deficiencies assessed against, or agreed to by, the Company for all Tax periods ending on or after December 31, 2017.  The term “Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

STOCK PURCHASE AGREEMENT - 14
115439161.13 0074720-00001

(b)               The Company has no Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or foreign Law), as transferee or successor, by contract, or otherwise.

(c)                There are no liens for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company.

4.21            Books and Records. All the minute books and share records and transfer books of the Company are correct and complete, are currently maintained in accordance with applicable Laws and have been made available to Buyer.

4.22            Anti-Money Laundering. The activities of the Company are and have been conducted at all times in compliance with the anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency to which they are subject (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any Governmental Authority or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is, to the knowledge of Seller, pending or threatened.

4.23            Foreign Corrupt Practices. With respect to the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or the Corruption of Foreign Public Officials Act (Canada) (the “CFPOA”):

(a)                the Company or, to the knowledge of Seller, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company, is not aware of or has not taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA or the CFPOA, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or the CFPOA;

(b)               the Company has instituted and maintains policies and procedures designed to ensure compliance with the FCPA and the CFPOA; and

(c)                the Company or, to the knowledge of Seller, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company, has not (i) conducted or initiated any review, audit or internal investigation that concluded that the Company or any of its directors, officers, agents, employees, affiliates or other persons acting on behalf of the Company have violated the FCPA or the CFPOA, or (ii) made a voluntary or involuntary disclosure to any Governmental Authority responsible for enforcing the FCPA or the CFPOA, in each case with respect to any alleged act or omission arising under or relating to non compliance with either the FCPA or the CFPOA, or received any notice, request or citation from any Governmental Authority alleging non compliance with the FCPA or the CFPOA, other than such actions which have not had and would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

4.24            Material Adverse Effect.  Seller does not have knowledge of any material fact or applicable Laws or governmental position, or any announced, pending or contemplated change thereto or any announced, pending or contemplated new law or regulation or governmental position that, in any of these cases, would reasonably be expected to have a Material Adverse Effect.

STOCK PURCHASE AGREEMENT - 15
115439161.13 0074720-00001

4.25            Brokers.  No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Seller.

4.26            Full Disclosure.  No representation or warranty by Seller in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

5.                   Representations and Warranties of Buyer.  Buyer represents and warrants to Seller that the statements contained in this Section 5 are true and correct as of the date hereof.  For purposes of this Section 5, “Buyer's knowledge,” “knowledge of Buyer,” and any similar phrases shall mean the actual knowledge of any director or officer of Buyer, after due inquiry.

5.1               Organization and Authority of Buyer.  Buyer is a limited liability company duly organized, validly existing, and in good standing under the Laws of the state of Idaho.  Buyer has full limited liability company power and authority to enter into this Agreement and the other Transaction Documents to which Buyer is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.  The execution and delivery by Buyer of this Agreement and any other Transaction Document to which Buyer is a party, the performance by Buyer of its obligations hereunder and thereunder, and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Buyer.  This Agreement and each Transaction Document to which Buyer is a party constitute legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms.

5.2               No Conflicts; Consents.  The execution, delivery, and performance by Buyer of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the articles of organization, operating agreement, or other governing documents of Buyer; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Buyer; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any Permit, license, or Governmental Order.

5.3               Investment Purpose.  Buyer is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof or any other security related thereto within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).  Buyer acknowledges that Seller has not registered the offer and sale of the Shares under the Securities Act or any state securities laws, and that the Shares may not be pledged, transferred, sold, offered for sale, hypothecated, or otherwise disposed of except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

STOCK PURCHASE AGREEMENT - 16
115439161.13 0074720-00001

5.4               Brokers.  No broker, finder, or investment banker is entitled to any brokerage, finder's, or other fee or commission in connection with the transactions contemplated by this Agreement or any other Transaction Document based upon arrangements made by or on behalf of Buyer.

6.                   Covenants.

6.1               Confidentiality.  From and after the date hereof, Seller shall, and shall cause its Affiliates and its and their respective directors, officers, employees, consultants, counsel, accountants, and other agents (collectively, “Representatives”) to, hold in confidence any and all information, in any form, concerning the Company, except to the extent that Seller can show that such information: (a) is generally available to and known by the public through no fault of Seller, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Seller, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by any obligation.  If Seller or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, Seller shall promptly notify Buyer in writing and shall disclose only that portion of such information which is legally required to be disclosed; provided, that Seller shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

6.2               Non-Competition; Non-Solicitation.

(a)                For a period of five (5) years commencing on the Closing Date (the “Restricted Period”), Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly: (i) own any interest in, manage, control, participate in (whether as an officer, director, manager, employee, partner, member, agent, representative or otherwise), consult with, render services for, or in any other manner engage anywhere in the United States (the “Restricted Territory”) in any business engaged directly or indirectly in a business substantially similar to, or competitive with, the business of the Company as it is conducted or is proposed to be conducted as of the date hereof, including, without limitation, the business of mining, processing, selling and distributing clay, quartz, mica, feldspar, kaolinite and halloysite; but excluding all other minerals, or (ii) intentionally interfere in any material respect with the business relationships (whether formed prior to or after the date of this Agreement) between the Company and customers or suppliers of the Company. Seller acknowledges that the Company’s business has been conducted or is proposed to be conducted as of the date hereof throughout the Restricted Territory and that the geographic restrictions set forth above are reasonable and necessary to protect the goodwill of the Company’s business.

(b)               During the Restricted Period, Seller shall not, and shall not permit any of its Affiliates to, directly or indirectly, hire or solicit any current or former employee of the Company or encourage any employee to leave the Company’s employment, except pursuant to a general solicitation which is not directed specifically to any such employees; provided, that nothing in this Section 6.2(b) shall prevent Seller or any of its Affiliates from hiring: (i) any employee terminated by the Company; or (ii) after one hundred eighty (180) days from the date of resignation, any employee that has resigned from the Company.

(c)                Seller acknowledges that a breach or threatened breach of this Section 6.2 would give rise to irreparable harm to Buyer, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by Seller of any such obligations, Buyer shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, or specific performance (without any requirement to post bond).

STOCK PURCHASE AGREEMENT - 17
115439161.13 0074720-00001

(d)               Seller acknowledges that the restrictions contained in this Section 6.2 are reasonable and necessary to protect the legitimate interests of Buyer and constitute a material inducement to Buyer to enter into this Agreement and consummate the transactions contemplated by this Agreement.  In the event that any covenant contained in this Section 6.2 should ever be adjudicated to exceed the time, geographic, product or service, or other limitations permitted by applicable Law in any jurisdiction or any Governmental Order, then any court is expressly empowered to reform such covenant, and such covenant shall be deemed reformed, in such jurisdiction to the maximum time, geographic, product or service, or other limitations permitted by applicable Law or such Governmental Order.  The covenants contained in this Section 6.2 and each provision hereof are severable and distinct covenants and provisions.  The invalidity or unenforceability of any such covenant or provision as written shall not invalidate or render unenforceable the remaining covenants or provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such covenant or provision in any other jurisdiction.

6.3               Further Assurances.  Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents and instruments and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

7.                   Tax Matters.

7.1               Tax Covenants.

(a)                Without the prior written consent of Buyer, Seller shall not take any of the following actions on behalf of the Company: (i) make, change, or rescind any Tax election; (ii) amend any Tax Return; (iii) take any position on any Tax Return; or (iv) take any action, omit to take any action, or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer or the Company, in respect of any taxable period that begins after the Closing Date or, in respect of any taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of such Straddle Period beginning after the Closing Date.

(b)               Except for the FIRPTA Withholding, all transfer, documentary, sales, use, stamp, registration, value added, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents, if any, shall be borne and paid by Seller when due.  The FIRPTA Withholding shall be paid as set forth in Section 1.3.  Seller shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

(c)                Buyer shall prepare, or cause to be prepared, all Tax Returns required to be filed by the Company after the Closing Date with respect to any taxable period or portion thereof ending on or before the Closing Date and all Straddle Period Tax Returns.  Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method.

STOCK PURCHASE AGREEMENT - 18
115439161.13 0074720-00001

7.2               Straddle Period.  In the case of Taxes that are payable with respect to a Straddle Period, the portion of any such Taxes that are allocated to Pre-Closing Tax Periods shall be: (a) in the case of Taxes (i) based upon, or related to, income, receipts, profits, wages, capital, or net worth, (ii) imposed in connection with the sale, transfer, use or assignment of property, or (iii) required to be withheld, the amount of Taxes which would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, the amount of such Taxes for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period. For purposes of this Agreement, a “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date.

7.3               Termination of Existing Tax Sharing Agreements.  There are no Tax sharing agreements, Tax indemnity agreements or other similar Contracts with respect to or involving the Company.

7.4               Tax Indemnification.  Seller shall indemnify the Company, Buyer, and each Buyer Indemnitee (as defined in Section 9.1) and hold them harmless from and against (a) any loss, damage, liability, deficiency, Action, judgment, interest, award, penalty, fine, cost or expense of whatever kind (collectively, including reasonable attorneys' fees and the cost of enforcing any right to indemnification under this Agreement, “Losses”) attributable to any breach of or inaccuracy in any representation or warranty made in Section 4.20; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking, or obligation in this Section 7; (c) all Taxes of the Company or relating to the business of the Company for all Pre-Closing Tax Periods (as defined above) except those Taxes set out in the Disclosure Schedule; (d) all Taxes of any member of an affiliated, consolidated, combined, or unitary group of which the Company (or any predecessor of the Company) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state, or local Law; and (e) any and all Taxes of any Person imposed on the Company arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date.  In each of the above cases, together with any out-of-pocket fees and expenses (including reasonable attorneys' and accountants' fees) incurred in connection therewith, Seller shall reimburse Buyer for any Taxes of the Company that are the responsibility of Seller pursuant to this Section 7.4 within ten business days after payment of such Taxes by Buyer or the Company and provision of such documentation by Buyer in connection therewith, provided, however, Seller shall have no liability for any Taxes paid by Buyer to the extent Seller is prejudiced by Buyer not providing Seller with a commercially reasonable opportunity to evaluate, defend, dispute, or otherwise negotiate with respect to such Taxes (it being agreed that thirty (30) days advance written notice of any claims for Taxes shall be a sufficient, but not necessarily minimum, notice period).

7.5               Cooperation and Exchange of Information.  Seller and Buyer shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this Section 7 or in connection with any proceeding in respect of Taxes of the Company, including providing copies of relevant Tax Returns and accompanying documents.  Each of Seller and Buyer shall retain all Tax Returns and other documents in its possession relating to Tax matters of the Company for any Pre-Closing Tax Period (collectively, “Tax Records”) until the expiration of the statute of limitations of the taxable periods to which such Tax Records relate.

STOCK PURCHASE AGREEMENT - 19
115439161.13 0074720-00001

7.6               Survival.  Notwithstanding anything in this Agreement to the contrary, the provisions of Section 4.20 and this Section 7 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof) plus 90 days.

8.                   Conditions to Closing.

8.1               Conditions to Obligations of All Parties. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver (if permissible under applicable Law), at or prior to the Closing, of each of the following conditions:

(a)                The Seller Shareholder Resolution shall have been approved by the Seller Shareholders at the Seller Meeting.

(b)               No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

8.2               Conditions to Obligations of Buyer. The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Buyer's waiver, at or prior to the Closing, of each of the following conditions:

(a)                The representations and warranties of Seller contained in this Agreement and the other Transaction Documents shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date other than the date hereof, the accuracy of which shall be determined as of that specified date in all material respects).

(b)               Seller shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.

(c)                No Action shall have been commenced against Buyer, Seller or the Company, which would prevent the Closing. No injunction or restraining order shall have been issued by any Governmental Authority, and be in effect, which restrains or prohibits any transaction contemplated hereby.

(d)               Since the date of this Agreement, there has not been, with respect to the Company, any change, event, condition, or development that is, or could reasonably be expected to be, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise), or assets of the Company.

(e)               Seller shall have delivered to Buyer a stock certificate evidencing the Shares, free and clear of all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank.

STOCK PURCHASE AGREEMENT - 20
115439161.13 0074720-00001

(f)                 Seller shall have delivered to Buyer a certificate of the secretary (or other officer) of Seller certifying: (i) that attached thereto are true and complete copies of the resolutions of the Seller Board, the Seller Shareholders, the Company and the shareholder of the Company, authorizing the execution, delivery, and performance of this Agreement and the other agreements, instruments, and documents required to be delivered in connection with this Agreement or at the Closing (collectively, the “Transaction Documents”) to which Seller is a party and the consummation of the transactions contemplated hereby and thereby, and that such resolutions are in full force and effect; (ii) the names, titles, and signatures of the officers of Seller authorized to sign this Agreement and the other Transaction Documents; and (iii) that attached thereto are true and complete copies of the governing documents of the Company, including any amendments or restatements thereof, and that such governing documents are in full force and effect.

(g)                Seller shall have delivered to Buyer resignations of the directors and officers of the Company, effective as of the Closing Date.

(h)               Seller shall have delivered to Buyer a good standing certificate (or its equivalent) for the Company from the secretary of state or similar Governmental Authority of the jurisdiction in which the Company is organized and each jurisdiction where the Company is required to be qualified, registered, or authorized to do business.

(i)                  Seller shall have delivered to Buyer a copy of the Contribution Agreement, dated as of the Closing Date, duly executed and delivered by the parties thereto.

(j)                 Any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Authority, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Authority, in each case in connection with the Transaction shall have been obtained, including approval of the TSX Venture Exchange.

(k)                Dissent rights shall not have been validly exercised (and not withdrawn) with respect to more than 5% of the issued and outstanding Seller Shares.

(l)                No Material Adverse Effect shall have occurred. For the purposes of this Agreement, a  “Material Adverse Effect” is any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, states of facts or circumstances that is or would reasonably be expected to be material and adverse to the business, operations, results of operations, assets, properties, capitalization, condition (financial or otherwise) or liabilities (contingent or otherwise) of the Company, taken as a whole, except any such change, event, occurrence, effect, or circumstance resulting from or arising in connection with: (1) any change in general global economic, business, regulatory, political or market conditions; (2) any change in GAAP or laws that are of a generally applicable nature; (3) any changes in currency or exchange rates; (4) any natural disaster, epidemic, pandemic, commencement or continuation of war, armed hostilities or acts of terrorism; (5) any action taken (or omitted to be taken) by the Company which is required to be taken (or omitted to be taken) pursuant to this Agreement; (6) any actions taken (or omitted to be taken) upon the written request or with the prior written consent of the Buyer; (7) any change solely attributable to the announcement of the transactions contemplated hereby; or (8) the failure of the Company to meet any internal or published projections, forecasts, guidance or estimates of revenues, earnings or cash flow for any period ending on or after the date of this Agreement (it being understood that the causes underlying such failure may be taken into account in determining whether a Material

STOCK PURCHASE AGREEMENT - 21
115439161.13 0074720-00001

Adverse Effect has occurred); provided, however, that (i) with respect to the foregoing clauses (1) through (4), such matter does not have a disproportionate effect on the Company, taken as a whole, relative to other companies and entities operating in the industry in which the Company operates; (ii) notwithstanding anything to the contrary herein, any termination, suspension, revocation, material limitation or similar action by any Governmental Authority with respect to any of the Real Properties shall each be deemed to be a Material Adverse Effect; and (iii) unless expressly provided in any particular section of this Agreement, references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a “Material Adverse Effect” has occurred.

(m)             Seller shall have delivered to Buyer a certificate, dated as of the Closing Date and signed by a duly authorized officer of Seller, certifying that each of the conditions set forth in Section 8.2(a) and Section 8.2(b) have been satisfied.

(n)               Seller shall have delivered to Buyer all other Transaction Documents to which Seller is a party as otherwise set forth in this Agreement and/or in a closing checklist agreed upon by the parties in connection with this Agreement, or as Buyer otherwise reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

8.3               Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or Seller’s waiver, at or prior to the Closing, of each of the following conditions:

(a)                The representations and warranties of Buyer contained in this Agreement and the other Transaction Documents shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date other than the date hereof, the accuracy of which shall be determined as of that specified date in all material respects).

(b)               Buyer shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement and the other Transaction Documents to be performed or complied with by it prior to or on the Closing Date.

(c)                Buyer shall have delivered to Seller a certificate of the Secretary (or other officer) of the manager of the sole member of Buyer certifying: (i) that attached thereto are true and complete copies of all resolutions of the sole member of Buyer authorizing the execution, delivery, and performance of this Agreement and the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, and that such resolutions are in full force and effect; and (ii) the names, titles, and signatures of the officers of the manager of the sole member of Buyer authorized to sign this Agreement and the other Transaction Documents to which it is a party.

(d)               Buyer shall have delivered to Seller a certificate, dated as of the Closing Date and signed by a duly authorized officer of Buyer, certifying that each of the conditions set forth in Section 8.3(a) and Section 8.3(b) have been satisfied.

(e)               Buyer shall have delivered to Seller all other Transaction Documents to which Buyer is a party as otherwise set forth in this Agreement and/or in a closing checklist agreed upon by the parties in connection with this Agreement, or as Seller otherwise reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

STOCK PURCHASE AGREEMENT - 22
115439161.13 0074720-00001

9.                   Indemnification.

9.1               Indemnification by Seller.  Subject to the other terms and conditions of this Section 9, Seller shall indemnify and defend each of Buyer and its Affiliates (including the Company) and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to, or by reason of:

(a)                any inaccuracy in or breach of any of the representations or warranties of Seller contained in this Agreement or the other Transaction Documents;

(b)               any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Seller pursuant to this Agreement or the other Transaction Documents; or

(c)                any third party claim based upon, resulting from or arising out of (but only to the extent based upon, resulting from or arising out of) the business, operations, properties, assets or obligations of the Company conducted or arising on or prior to the Closing Date.

9.2               Indemnification by Buyer.  Subject to the other terms and conditions of this Section 9,, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to, or by reason of:

(a)                any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or the other Transaction Documents; or

(b)               any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement or the other Transaction Documents.

9.3               Indemnification Procedures.  Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”).  In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party.  The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense.  If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of such defense or settlement to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom.  The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

STOCK PURCHASE AGREEMENT - 23
115439161.13 0074720-00001

9.4               Survival.  Subject to the limitations and other provisions of this Agreement, all representations and warranties contained herein and all related rights to indemnification shall survive the Closing and shall remain in full force and effect until the date that is two years from the Closing Date; provided, however, that the representations and warranties in (a) Section 4.1 (Authority of Seller), Section 4.3 (Capitalization), Section 4.21 (Seller Brokers), Section 5.1 (Authority of Buyer), and Section 5.4 (Buyer Brokers) shall survive indefinitely; (b) Section 4.17 (Environmental) shall survive for a period of three years after the Closing; and (c) Section 4.18 (Employee Benefits) and Section 4.20 (Taxes) shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation, or extension thereof) plus 90 days.  Subject to Section 7, all covenants and agreements of the parties contained herein shall survive the Closing indefinitely unless another period is explicitly specified herein.  Notwithstanding the foregoing, any claims which are timely asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

9.5               Tax Claims.  Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event, or proceeding in respect of Taxes of the Company (including, but not limited to, any such claim in respect of a breach of the representations and warranties in Section 4.20 hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking, or obligation in Section 7) shall be governed exclusively by Section 7.

9.6               Effect of Investigation.  The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate.

9.7               Cumulative Remedies.  The rights and remedies provided for in this Section 9 (and in Section 7) are cumulative and are in addition to and not in substitution for any other rights and remedies available at Law or in equity or otherwise.

10.               Termination.

10.1            Termination. This Agreement may be terminated at any time prior to the Closing:

(a)                by the mutual written consent of the parties hereto;

(b)               by Buyer by written notice to Seller if:

(a)                Buyer is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Seller pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 8 and such breach, inaccuracy or failure has not been cured by Seller within ten (10) days of Seller's receipt of written notice of such breach from Buyer;

STOCK PURCHASE AGREEMENT - 24
115439161.13 0074720-00001

(b)               the Seller Board or any committee of the Seller Board fails to unanimously recommend or withdraws, amends, modifies or qualifies, publicly proposes or states its intention to do so, or fails to publicly reaffirm (without qualification) within three Business Days after having been requested in writing by Buyer, acting reasonably, to do so, the Board Recommendation, or the Seller Board or any committee of the Seller Board resolves or proposes to take any of the foregoing actions; or

(c)                any of the conditions set forth in Section 8.1 or Section 8.2 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by December 31, 2022, unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c)                by Seller by written notice to Buyer if:

(a)                Seller is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Buyer pursuant to this Agreement that would give rise to the failure of any of the conditions specified in Section 8 and such breach, inaccuracy or failure has not been cured by Buyer within ten (10) days of Buyer's receipt of written notice of such breach from Seller; or

(b)               any of the conditions set forth in Section 8.1 or Section 8.3 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by December 31, 2022, unless such failure shall be due to the failure of Seller to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing.

10.2            Effect of Termination. In the event of the termination of this Agreement in accordance with this Section 9, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a)                as set forth in this Section 10 and Section 6.1 and Section 11 hereof; and

(b)               that nothing herein shall relieve any party hereto from liability for any fraud, intentional misrepresentations, or willful breach of any provision hereof.

11.               Miscellaneous.

11.1            Expenses.  All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

11.2            United States Dollars. References herein to “dollars” or “$” shall mean United States dollars.

11.3            Notices.  All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date shown on the applicable email when delivered by email transmission, provided that no “bounce back” or similar error message is received with respect to such email transmission, if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid, if sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.3):

STOCK PURCHASE AGREEMENT - 25
115439161.13 0074720-00001

If to Seller:	I-Minerals Inc. Suite 880, 580 Hornby Street Vancouver, BC, V6C 3B6, Canada Attention: John Theobald Email: [redacted]
with a copy (which shall not constitute notice) to:	O’Neill Law LLP Suite 704, 595 Howe Street Vancouver, BC V6C 2T5, Canada Attention: Charles Hethey Email: [redacted]
If to Buyer:	BV Lending, LLC Attention: Cortney Liddiard 2194 Snake River Parkway, Suite 300 Idaho Falls, Idaho 83402 P.O. Box 51298 Idaho Falls, Idaho 83405
with copies (which shall not constitute notice) to:	BV Lending, LLC Attention: Thel Casper 2194 Snake River Parkway, Suite 300 Idaho Falls, Idaho 83402 P.O. Box 51298 Idaho Falls, Idaho 83405
Kris Ormseth Stoel Rives LLP 101 S. Capitol Blvd., Suite 1900 Boise, Idaho 83702 Email: [redacted]

11.4            Interpretation; Headings.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.  The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

11.5            Disclosure Schedules.  A qualification or exception set forth in the Disclosure Schedules to any representation, warranty, or covenant contained in this Agreement shall not be construed as a qualification or exception to any other representation, warranty, or covenant contained in this Agreement unless the qualification or exception expressly refers to the other representation, warranty, or covenant or it is reasonably apparent on its face that such qualification or exception applies to the other representation, warranty or covenant.

STOCK PURCHASE AGREEMENT - 26
115439161.13 0074720-00001

11.6            Severability.  If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

11.7            Entire Agreement.  This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

11.8            Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.  No assignment shall relieve the assigning party of any of its obligations hereunder.

11.9            Amendment and Modification; Waiver.  This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto.  No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof.  No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

11.10        Governing Law; Submission to Jurisdiction.  All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Idaho without giving effect to any choice or conflict of law provision or rule (whether of the State of Idaho or any other jurisdiction).  Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America or the courts of the State of Idaho in each case located in Ada County, Idaho, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

11.11        Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

STOCK PURCHASE AGREEMENT - 27
115439161.13 0074720-00001

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLER: I-Minerals Inc., a Canadian corporation By: "John Theobald" Name: John Theobald Title: CEO, President and Director

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT
115439161.13 0074720-00001

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

BUYER:

BV Lending, LLC,

an Idaho limited liability company

By: Ball Ventures, LLC

Its: Member

By: BV Management Services, Inc.

Its: Manager

By:  "Cortney Liddiard”

Name: Cortney Liddiard

Title: President

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT
115439161.13 0074720-00001

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

COMPANY: i-minerals USA, inc., an Idaho corporation By: "John Theobald" Name: John Theobald Title: Director

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT
115439161.13 0074720-00001

EXHIBIT A

Definitions Cross-Reference Table

The following terms have the meanings set forth in the location in this Agreement referenced below:

Term	Section
Loan Agreements	Recitals
Actions	Section 4.15(a)
Affiliate	Section 4.14
Agreement	Preamble
Anti-Money Laundering Laws	Section 4.22
Balance Sheet	Section 4.6
Balance Sheet Date	Section 4.6
Benefit Plan	Section 4.18(a)
Board Recommendation	Recitals
Buyer	Preamble
CFPOA	Section 4.23
Closing	Section 3
Closing Date	Section 3
Code	Section 4.18(b)
Company	Preamble
Company Debt	Recitals
Company Loan	Recitals
Company Intellectual Property	Section 4.13(b)
Company IP Registrations	Section 4.13(b)
Contracts	Section 4.5
Contribution Agreement	Recitals
Control	Section 4.15
Disclosure Schedules	Section 4
Encumbrance	Section 1.1
Environmental Laws	Section 4.17(c)
ERISA	Section 4.18(a)
Fairness Opinion	Recitals
FCPA	Section 4.23
Financial Advisor	Recitals
Financial Statements	Section 4.6
FIRPTA Note	Section 1.3
FIRPTA Withholding	Section 1.3
GAAP	Section 4.6
Governmental Authority	Section 4.3(b)
Governmental Order	Section 4.5
Hazardous Substances	Section 4.17(c)
Insurance Policies	Section 4.14
Intellectual Property	Section 4.13(a)
IRS	Section 1.3
Law	Section 4.5
Liabilities	Section 4.7
Losses	Section 7.4

115439161.13 0074720-00001

Material Adverse Effect	Section 8.2(l)
Material Contracts	Section 4.11(a)
Misrepresentation	Section 2.2(c)
Permits	Section 4.16(b)
Person	Section 4.3(b)
Pre-Closing Tax Period	Section 7.2
Proxy Statement	Section 2.2(a)
Purchase Price	Section 1.2
Real Property	Section 4.12(a)
Refunded Amount	Section 1.3
Representatives	Section 6.1
Restricted Period	Section 6.2(a)
Restricted Territory	Section 6.2(a)
SEC	Section 2.2(a)
SEC Clearance Event	Section 2.2(b)
Securities Act	Section 5.3
Seller	Preamble
Seller Board	Recitals
Seller Debt	Recitals
Seller Meeting	Section 2.1(a)
Seller Shareholders	Recitals
Seller Shareholder Resolution	Recitals
Seller Shares	Recitals
Shares	Recitals
Special Committee	Recitals
Straddle Period	Section 7.1(a)
Supporting Seller Shareholders	Recitals
Taxes	Section 4.20(a)
Tax Records	Section 7.5
Tax Returns	Section 4.20(a)
Transaction	Recitals
Transaction Documents	Section 8.2(f)
Union	Section 4.19(b)

APPENDIX "D"

FAIRNESS OPINION

(See Attached)

FAIRNESS OPINION

Proposed Transaction between

I-Minerals Inc.

and

BV Lending LLC

Prepared for:

Independent Members of the Board and Special Committee

of I-Minerals Inc.

1100 - 1199 West Hastings Street

Vancouver, B.C.

V6E 3T5

September 13, 2022

Fairness Opinion I-Minerals Inc. / BV Lending LLC	September 13, 2022

TABLE OF CONTENTS

Page

1.0 ASSIGNMENT AND PROPOSED TRANSACTION.	1

2.0 .BACKGROUND.	5

3.0 SCOPE OF THE REPORT.	7

4.0 CONDITIONS AND RESTRICTIONS OF THE REPORT.	10

5.0 ASSUMPTIONS OF THE REPORT.	12

6.0 DEFINITION OF FAIR VALUE AND FAIR MARKET VALUE.	13

7.0 VALUATION METHODOLOGIES.	14

8.0 VALUATION METHOD USED.	15

9.0 VALUATION OF THE COMPANY.	22

10.0 FAIRNESS CONSIDERATIONS.	23

11.0 CONCLUSION AS TO FAIRNESS.	24

12.0 QUALIFICATIONS AND CERTIFICATE.	25

APPENDIX AND SCHEDULES

Appendix 1.0	– NI 43-101 Technical Report – Bovill Project: Pre-Feasibility Study - March 31, 2021 - as prepared by Millcreek Mining Group, in conjunction with Mine Development Associates

Schedule 1.0	– Balance Sheet

Schedule 2.0	– Tangible Asset Backing Value

Schedule 3.0	– Adjusted Book

Schedule 4.0	– Trading Price Method

Schedule 5.0	– Weighted Fair Value Method

Schedule 6.0	– Fairness Calculations

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 1

1.0         ASSIGNMENT AND PROPOSED TRANSACTION

RwE Growth Partners, Inc. (“RwE” or the “authors of the Report”) was engaged by the independent members of the Board of Directors (the “Board”) and special committee of I-Minerals Inc. (hereinafter referred to as “I-Minerals” or “IMA” or the “Company”) of Vancouver, British Columbia, Canada, to prepare this Fairness Opinion (the “Report”) regarding a transaction being considered by the Board of IMA.

The Report opines as to the fairness of a planned transaction whereby BV Lending LLC (“BVL”), an Idaho limited liability company, intends to acquire 100% of the issued and outstanding shares of IMA. The details of which are as follows (provided by the legal counsel to IMA)::

1.	The Company has entered into a stock purchase agreement with BVL and I- Minerals USA, Inc. (“IMA-USA”). IMA-USA is a wholly owned subsidiary of the Company.

2.	IMA has agreed to sell all of the issued and outstanding shares of IMA- USA to BVL via a Stock Purchase Agreement (the “Agreement”).

3.	The Agreement specifies that:

a.       Immediately prior to closing of the Transaction, the Company will contribute to i-minerals USA an intercompany debt owed by i-minerals USA in the amount of US $25.8 million, resulting in the cancellation of the indebtedness.

b. The Company will sell the shares of IMA-USA to BVL for an amount equal to US$3,000,000.

c. With regard to b. above, the US$3,000,000 will be satisfied on a non- cash basis by the set-off of an equal amount of debt owed by the Company to BVL.

d. BVL will also forgive the balance of the debt, owed by the Company, not including the US$3,000,000 outlined in c. above.

e. At the same time, previously entered into loan agreements between the Company and BVL, including all security granted thereunder, will be terminated and/or discharged.

All of the above is the “Proposed Transaction”. Readers are advised to obtain from IMA the actual Agreement and to read all of it for a thorough understanding of the Proposed Transaction. RwE has been advised by the Company that the Agreement will be available at IMA offices.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 2

The Report determines whether this is fair, from a financial point-of-view to the IMA shareholders; i.e., where the IMA shareholders are defined in this Report as those IMA shareholders that exclude BVL and any shareholders that are controlled by BVL, or are BVL related parties (the “IMA shareholders”).

The Report is intended for review by the Independent members of the Board to assist them in either supporting or not supporting the Proposed Transaction.

I-Minerals Inc.

I-Minerals Inc. was incorporated under the laws of British Columbia, Canada, in 1984.

The Company is listed for trading on the TSX Venture Exchange under the symbol “IMA” and the OTCQB marketplace under the symbol “IMAHF”.

The Company’s principal business is the development of the Helmer-Bovill industrial mineral property (“the Property”) located in Latah County, Idaho. Since inception, the Company has been in the exploration and evaluation stage but moved into the development stage in fiscal 2018.

In fiscal 2019, the Company reverted back to the evaluation stage as management determined that the Feasibility Study on the property should be considered non-current.

The Helmer-Bovill property (the “Property” or the “Project”) was comprised of eleven mineral leases that host potentially economic deposits of feldspar, quartz and kaolinitic clays, primarily kaolinite and halloysite. The Company previously had an undivided 100% interest in 11 State of Idaho mineral leases. The State of Idaho mineral leases are subject to a 5% production royalty on gross sales.

In March 2022, the Company amended the terms of the State of Idaho mineral leases through the Idaho Department of Lands (the “IDL”) and acquired these amended leases at an auction.

Of the 11 mineral leases that the Company held previously, 8 mineral leases were amended and acquired at auction and the Company elected to relinquish 3 of the mineral leases. The amended leases now expire in March 2042 and, upon commercial production on one lease, other leases can be held through mine development or exploration work.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 3

In May 2017, the Idaho Department of Lands accepted the Company’s operation and reclamation plan.

Together with a water rights permit from the Idaho Department of Water Resources, the Company was able to proceed with development and construction of the mine, subject to obtaining sufficient financing. As a result, management made the decision to begin capitalizing all development expenditures directly related to the Helmer-Bovill Property. In February 2019, the Company determined that the Feasibility Study should be considered non-current and accordingly, the Company has returned to the evaluation stage for accounting purposes.

The Company has debt obligations through a series of six promissory notes that it has in place with a former director (i.e., Mr. Allen L. Ball – who controls BVL).

For readers information, Mr. Mr. Ball is a successful Idaho business man and has been involved in many business ventures including farming, farm implement sales, vending machines, cosmetics industry, mining, timber, construction and related materials, high tech venture capital, commercial car washes, A/R factoring, septic system sales / installation / servicing, lending, real estate development, hospitality, assisted living, pharmaceutical, firearms manufacturing, fishing lodge/outfitting, and motorsports sales, but he is probably most known for his involvement in forming Melaleuca, Inc. In 1983, Allen and his brother Roger started a business formulated around “tea tree oil” which is obtained from the melaleuca plant. This evolved into the privately held firm, which is now known as Melaleuca, Inc. where Allen continues as a major shareholder and Chairman of the Board.

RwE has been advised by the Board that they collectively believe that the Proposed Transaction will maximize the realizable value for the Company given the fair value of its net assets less its material liabilities.

Given this, the Board and special committee of the Company is interested in obtaining an independent opinion as to the fairness of the Proposed Transaction, from a financial point of view of the shareholders of record of IMA at the completion of the Proposed Transaction.

IMA paid RwE a fixed professional fee, plus costs, plus taxes to prepare this Report.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 4

In preparing the Report, RwE has used the updated CIMVAL Code for the Valuation of Mineral Properties, as prepared by the Special Committee of the Canadian Institute of Mining, Metallurgy and Petroleum on the Valuation of Mineral Properties (CIMVAL), adopted by the CIM Council on November 29, 2019.

The CIMVAL Code was adopted by the Canadian Institute of Mining, Metallurgy & Petroleum (the "CIM") Council on November 29, 2019.

As part of these standards, RwE has relied on the technical and geological information, materials, findings and technical analysis / conclusions that were contained in the National Instrument 43-101 Technical Report - Bovill Project: Pre-Feasibility Study (the “Technical Report”).

The Technical Report was prepared by Mr. Steven B. Kerr, C.P.G., Principal Consultant

- Geology, Millcreek Mining Group Mr. Alister D. Horn, MMSA (QP), Principal Consultant – Mining, Millcreek Mining Group, Effective Date: February 18, 2020, Report Date: March 31, 2020 and Project Number: 190079. Readers are asked to carefully review and read the Technical Report.

The Technical Report is attached in the Appendix 1.0 and are available directly from the Company.

RwE, its principals and partners, staff and associates, do not assume any type of responsibility and/or business/financial liability for losses incurred by IMA / BVL and/or any of IMA / BVL’s shareholders or securityholders, IMA / BVL directors and/or its management, and/or any regulatory bodies and/or stock exchanges and/or other parties as a result of the circulation, publication, reproduction, or use of the Report, as well as any as any use contrary to the provisions of the Report and the RwE engagement letter.

The Report is based on the scope of work that has been undertaken, the data and information provided by the Companies and the assumptions made.

RwE has not audited the information and data provided by IMA, nor has it performed any forensic review, nor can it be expected to catch or identify any fraud and/or misleading data or information from the Company. Instead, RwE has relied on the fact that IMA and its Board has provided RwE accurate and reliable data. RwE also reserves the right to review all calculations included or referred to in the Report and, if RwE considers it necessary, to revise the Report in light of any information existing at the Valuation Date (i.e., as at or near June 30, 2022, 60 days after the date of the latest financial information) which becomes known to RwE after the date of the Report. Unless otherwise indicated, all monetary amounts are stated in United States dollars (US$).

All U.S. dollars (US$) are converted to C$ as at the rate of 1.263619, which was the rate near the Valuation Date.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 5

2.0         BACKGROUND

RwE has reviewed the Technical Report. RwE found that the best way for readers to get a thorough understanding of the Company and the Project is to view the Company’s corporate Website as at: https://www.imineralsinc.com/ and the full Technical Report:

https://www.imineralsinc.com/assets/docs/I-Minerals%20Bovill%20PFS%20Report_04062020.pdf

The Project is described in the Technical Report as:

“The Bovill Project is located in Latah county, in north-central Idaho, within an area referred to as the ‘Idaho Clay District’ which lies between the towns of Moscow and Bovill. Mining in the district began as early as 1910 and continues to this day. The Bovill Project has been planned as an open-pit truck and excavator operation. Only open-pit mining methods are considered for mining at Bovill. Material being mined consists of clays, sands, and soils, and no drilling or blasting is anticipated. Mining operations will occur in various smaller pits, with the operations being performed by a mining contractor. The mining rate will average approximately 243 kilotons per year (ktpa). Waste will be disposed of in external dumps, as well in backfill of the pits. Halloysite grades average 8.3% and kaolinite grades average 17.7% through the life-of-mine (LOM). The mine will be accessed and supplied using existing forest roads with some modifications for safety and effectiveness. Electrical power and natural gas will tie-into existing nearby networks. Process water will generally be available from run-off from the tailing area, or provided by water wells or a surface reservoir, while potable water will be provided by potable water wells. Tailings disposal will consist of a dry stack storage facility located near the process plant. The Bovill Project has been the subject of a number of comprehensive test-work programs extending back nearly a decade. Previous test work, including additional test work completed by Ginn Mineral Technology (GMT) in 2019, successfully processed material from the resource using production scaled systems to generate metakaolin, a standardgrade HalloPure® halloysite; a high-purity ULTRA HalloPure® halloysite; and specialty sands. (HalloPure® and ULTRA HalloPure® are registered trademarks of the branded products that I-Minerals intend to produce and market. Any further reference to ‘HalloPure’ or ULTRA HalloPure within this report is to those trademarked products.) Ore will be fed to the plant with a front-end loader for comminution then fed to a sand/clay separation circuit using cyclones. Sand will be sent to dry stack tailing with the exception of a screening operation to produce specialty sand. Clays will be split, with the oversize fraction sent to waste and the halloysite and kaolin cyclone overflow fraction transferred to a fractionation centrifuge to separate the halloysite and kaolin fractions. The halloysite can then subjected to differential flotation to upgrade standard halloysite to a premium halloysite product, while the kaolin is conditioned, filtered, dried and calcined to form metakaolin. The calcined metakaolin is milled to produce the final product. A 3D block model of the deposit was generated and then audited to confirm its validity. The portion of the deposit with reasonable prospects for eventual economic extraction was considered to be mineral resource.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 6

Millcreek considers the kaolinite and halloysite mineralization at the Bovill Project to be amenable to extraction using open-pit mining methods. Since the previous resource report, the commodity quartz & K-spar sands are no longer considered resources. No cut-off grade has been applied to the resource because all recovered material in the resource estimation contains sufficient kaolinite or halloysite to be mined for a profit. The table below presents the Mineral Resource Statement for the Bovill Project, audited and confirmed by MMG:

Reasonable mining costs and plant recoveries were used as early-stage inputs to the pitshell optimization model. Optimized pit shells were designed accounting for bench design, ramps, dilution, etc. Mine planning and economic modelling based on those pit shells were then found to demonstrate the feasibility of economic recovery of a portion of the mineral resource. These mineral reserves are summarized as follows:”

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 7

3.0         SCOPE OF THE REPORT

RwE has relied on the following documents and information:

•	Interviewed the Company’s Board and management and collected data from IMA technical personnel. BVL did not provide access of its management/Board to RwE.

•	Collected data on mining in Idaho and on the Project.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 8

•

Collected data from ASX and other companies exploring / industrial minerals. The ASX companies included: Latin Resources Ltd, Red Mountain Mining Ltd., Archer Materials Ltd., Accelerate Resources Limited, Technology Metals Australia Limited, Andromeda Metals Limited and the Industrial Minerals Association (https://www.ima- na.org/).

•	Reviewed data on the Company’s Website.
•

Collected a quantity of data and information from the various online sources and the Technical Report. This data provided basic and current geology and historical data that allowed us to gain a general understanding of the Project as well as the various technical opportunities and potential and the exploration and development plans going forward.

•	Collected data from companies exploring / mining gold in the western U.S.

•	This included: Hycroft Mining, Corp., Nevada Gold Mines, LLC, SSR Mining, Coeur Rochester, Inc., McEwen Mining Nevada, Inc., Hecla Mining Co., and Jerritt Canyon Gold, LLC.

•	Reviewed valuation literature:

•	Bureau of Economic Analysis. Accounting for Subsoil Mineral Resources. Survey of Current Business, February 2000.

•

Carson, Carol S. 1994. Accounting For Mineral Resources: Issues and BEA's Initial Estimates. (Bureau of Economic Analysis). The updated website link is now found at: https://www.nap.edu/read/9077/chapter/9

•	De Vera, Benjamin and Bennagen, Ma. Eugenio C. 2000. Philippine Mineral Accounts.

•

Environmental and Natural Resources Accounting Project (ENRAP 4). Department of Environment and Natural Resources. Paper presented to the Conference on Resource Accounting and Policy, February 3 and 4, 2000.

•	The International Valuation Standards Council (IVSC) has published documentation on mineral properties. https://www.ivsc.org/files/file/view/id/939

•	Farzin Y. Hossein. The Effect of the Discount Rate on Depletion of Exhaustible Resources; The Journal of Political Economy, Vol. 92, No. 5 (Oct., 1984), pp. 841- 851.

•

M. del Mar Rubio Varas, 2005. "Value and Depreciation of Mineral Resources Over the Very Long Run: An Empirical Contrast of Different Methods," Economics Working Papers 867, Department of Economics and Business, Universitat Pompeu Fabra. Updated link at: https://ideas.repec.org/p/upf/upfgen/867.html.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 9

•

Roscoe, William E. Valuation of Mineral Exploration Properties Using the Cost Approach. The updated link to this document can be found at the following: http://www.rpacan.com/site_Files/Content/Valuation_of_Mineral_Exploration_Pr operties_Using_the_Cost_Approach.pdf

•	Additional link is: http://www.rpacan.com/site_Files/Content/Valuation_of_Non- Producing_Mineral_Properties.pdf

•	Rowthorn, Bob and Gardner Brown. 1999. When a High Discount Rate Encourages Biodiversity. International Economic Review 40 (2), 315–332.

•	Valuation of Exploration Properties. CIM Bulletin, v. 89, no. 1004, pp. 69-72.

•	Valuation of Mineral Assets: Accountancy or Alchemy? Paper presented at the CIM Annual General Meeting, Quebec, May 2, 1989.

•	Review of glo0bal mining disclosure can be found at the following website link: https://www.lexology.com/library/detail.aspx?g=db67d372-e693-4c9f-b5d7- b7ab4fbea652

•	Reviewed the audited IMA financial statements for the periods ending April 30, 2018 to April 30, 2022

•	Did not receive any management compiled financial statements of IMA for the period since April 30, 2022. Readers are cautioned regarding this.

•	Reviewed the MD&A of IMA’s from 01/30/2020 to 04/30/2022 financial statements.

•	Reviewed a small sample of available industrial mineral companies and their projects in Australia that was available on the ASX Website.

•	Reviewed available information on the mining and industrial mineral exploration industries from google.ca searches as well as from various online mining exploration sources.

•

Conducted limited due diligence on what other junior-stage exploration and mine development companies’ experiences have been with regard to developing their own properties and projects. Used information and data gathered here as a basis of determining industry rules-of-thumb and opinions as to value related to previous work conducted and value related to future work identified by the Technical Report, engineering studies and other geological/expert work.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 10

•

Reviewed and collected information on different valuation methods accepted by the Canadian Institute of Chartered Business Valuators and the American Society of Appraisers. Our diligence did find that exploration companies can be valued on different categories of resource, measured, indicated, inferred.

•

Also, collected data from IMA and online sources regarding historical expenditures on the Project. RwE then carefully analyzed this data as compared to the findings in the documentation provided to it by other parties and reached certain valuation and viability conclusions as to the Project.

•	Reviewed market conditions regarding mining, which can be summarized as:

•

Reached out to the Idaho Geological Survey (“IGS”). https://www.idahogeology.org/ IGS is a non-regulatory state agency that leads in the collection, interpretation, and dissemination of geologic and mineral data for Idaho. The agency has served the state since 1919 and prior to 1984 was named the Idaho Bureau of Mines and Geology. Gained an understanding of mining within the State of Idaho.

4.0          CONDITIONS AND RESTRICTIONS OF THE REPORT

•	The Report is for the Board of the Company and for their use for internal circulation purposes and only the final signed Report can be relied on by the Company’s Board and related regulatory bodies.

•	RwE understands that a summary of the signed Report may be included in the documentation advising IMA’s shareholders of such findings.

•

The signed Report may be used for inclusion in public disclosure documents in Canada and the U.S. only. RwE will require that it review public disclosure documents in order to ensure accuracy and consistency with the Report. Such consent will not be unreasonably withheld.

•	The Report cannot be submitted to any international stock exchanges and or foreign regulatory authorities, or to the CRA or the IRS.

•	RwE did apply generally accepted CICBV valuation principles to the financial information it did receive from the Company and followed CIMVal Standards.

•

RwE has assumed that the information, which is contained in the Report, is 100% accurate, correct and complete, and that there are no material omissions of information that would affect the conclusions contained in the Report that IMA, or their representatives, are aware of.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 11

•	RwE did not attempt to audit the accuracy or completeness of the financial, technical, exploration, development and business data and information provided to it.

•

This Report contains conclusions on fair value and on the fair market value of assets based on the review and analysis undertaken. RwE provides no opinion as to the value of the Company or any other parties.

•

This Report has been prepared in light of those standards of the Canadian Institute of Chartered Business Valuators and the American Society of Appraiser (both of which Richard W. Evans is a member in good standing).

•

Should the assumptions used in the Report be found to be incorrect, then the valuation and conclusions may be rendered invalid and would likely have to be reviewed in light of correct and/or additional information.

•

The Report, and more specifically the assessments and views contained therein, is meant as independent review of the Project and the Company as at the Valuation Date respecting the scope outlined above.

•	The authors of the Report make no representations, conclusions, or assessments, expressed or implied, regarding the Companies after the Valuation Date.

•	The information/assessments contained in the Report pertain only to the conditions prevailing at the time the Report was completed in July and August of 2022.

•	RwE denies any responsibility, financial or legal or otherwise, for any use and/or improper use of the Report however occasioned.

•

Any legal disputes or legal action against RwE Growth Partners, Inc. as a result of the Report, or any other matter, is agreed by IMA and BVL, and heir management, officers, directors and their respective shareholders are agreed to be settled only in a Canadian court of law.

•

RwE as well as all of its principals, partner, staff or associates’ total liability for any errors, omissions or negligent acts, whether they are in contract or in tort or in breach of fiduciary duty or otherwise, arising from any professional services performed or not performed by RwE, its principals, partner, any of its directors, officers, shareholders or employees, shall be limited to the fees charged and paid for the Report.

•	No claim shall be brought against any of the above parties, in contract or in tort, more than two years after the date of the Report.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 12

5.0         ASSUMPTIONS OF THE REPORT

The authors of the Report have made the following assumptions in completing the Report:

(1)

As at the Valuation Date all assets and liabilities of IMA have been recorded in their accounts and financial statements and follow U.S. GAAP standards. An additional audit of IMA’s financial statements – as set out and used in the Schedules of this Report - would not result in any material change to the provided financial statements to RwE.

(2)

RwE has relied on the provided documentation by the Company, including data on the historical development and exploration costs on the Project. RwE also assumed data collected from other parties’ and related corporate financial statements were accurate and reliable as well data in the Technical Report reviewed.

(3)	The book value of the Company’s balance sheet used in the Schedules to the Report equals their fair value unless otherwise noted in the Report.

(4)

The Company and all of their related parties and their principals had no contingent liabilities, unusual contractual arrangements, or substantial commitments, other than in the ordinary course of business, nor litigation pending or threatened, nor judgments rendered against, other than those disclosed by management and included in the Report that would affect the evaluation or comment.

(5)	RwE has used the financial statements of IMA as at April 30, 2022 and assumed that there was no material change from this date to the closing of the Proposed Transaction.

(6)

Critical Assumption. The IMA shareholders are assumed to be treated as one entity and RwE has assumed that this is reasonable as at the Valuation Date. These IMA shareholders exclude BVL, and/or shareholders that are directly or indirectly controlled/managed by BVL, and/or are non arms’ length from BVL.

(7)	Have assumed that the Company has ownership of the Project and all assets as set out in the IMA financial statements so that one can complete the Proposed Transaction.

(8)

The Company has complied with all rules and regulations of the TSX-V and the Exchange, government taxation and regulatory practices as well as all aspects of their contractual agreements that would have an effect on the Report and there are no other material agreements entered into by the Company that is not disclosed in the Report.

(9)

All conditions precedent to the closing of the Proposed Transaction have, or will be completed, or waived, as set out in the Report, as at or before the closing of the Proposed Transaction and that both parties’ complete the Proposed Transaction without any material change/concern/addition/deletion to the consideration issued by BVL as set out in Schedule 6.0, including forgiving of the stated debt.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 13

(10)	There are no other dilutive events at the close of the Proposed Transaction other than what has been disclosed by the Company’s Board in the Report to the IMA shareholders.

(11)

BVL has no other material information, not stated within this Report, that would provide it financial reasons as to completing the Proposed Transaction. For example, has an offer from another party as to the sale of the Property and/or Company. RwE needed to make this assumption as BVL did not allow RwE to discuss the Proposed Transaction with BVL.

(12)	There will be no unforeseen and/or material negative tax consequences to the Company’s shareholders and/or securityholders through the closing of the Proposed Transaction.

(13)	RwE has been advised by the Board that there will be no other element(s) to the Proposed Transaction other then as is set out in the Report.

(14)

The Board has noted to RwE that it is not aware of any other facts or data involving the Proposed Transaction or and other matter that would have any material effect on the conclusions in the Report that has not been provided to RwE.

RwE reserves the right to review all information and calculations included or referred to in this Report and, if it considers it necessary, to revise its views in the light of any information which becomes known to it during or after the date of this Report.

6.0         DEFINITION OF FAIR VALUE AND FAIR MARKET VALUE

In preparing the Report, RwE had to consider IFRS 3; which states that, at the acquisition date, the acquirer shall classify or designate, as necessary, the identifiable assets acquired and the liabilities assumed, in order to subsequently apply other IFRSs.

With respect to identified intangible assets, the relevant standard is International Accounting Standards (“IAS”) No. 38, Intangible Assets (“IAS 38”), wherein an intangible asset shall be measured initially at cost; it further explains that if an intangible asset is acquired in a business combination, the cost of that intangible asset is its fair value at the acquisition date, as defined within IFRS No. 13, Fair Value Measurement (“IFRS 13”).

Under IFRS 13, fair value is defined as

The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 14

Fair value is considered a market-based measurement, as opposed to an entity-specific measurement. Underlying the definition of fair value is the presumption that it reflects an exit price received by a market participant in an orderly transaction.

Fair value is not, therefore, the amount a market participant would receive or pay in a forced transaction, involuntary liquidation, or distressed sale.

Fair value, as defined above, may or may not equal the purchase or sale price in an actual open market transaction.

In the open market, there may exist special interest or strategic purchasers, who may be willing to pay a price in excess of fair value because they can, or believe they can, enjoy post acquisition synergies, economies of scale, or strategic advantages by combining the acquired assets/liabilities with their own operations. Such synergies, economies of scale, and strategic advantages are referred to as net economic value added.

The quantification of the premiums such purchasers may pay, if any, is difficult, if not impossible, without identifying specific purchasers or exposing the assets/liabilities for sale, on a standalone basis, to the open market.

Therefore, we have provided our analysis of the acquired assets and liabilities on a “stand- alone” basis without reference to the prices that might be paid by purchasers who perceive post-acquisition net economic value added.

As noted above, special interest purchasers might be prepared to pay a price higher than fair market value for the synergies noted above. Such special purchaser consideration was not included in the value of the acquired assets and liabilities.

7.0         VALUATION METHODOLOGIES

7.1         Overview

In valuing an asset and/or a business, there is no single or specific mathematical formula. The particular approach and the factors to consider will vary in each case.

Valuation approaches are primarily income-based or asset-based. Income-based approaches are appropriate where an asset and/or enterprise’s future earnings are likely to support a value in excess of the value of the net assets employed in its operation.

Commonly used income-based approaches are the Capitalization of Indicated Earnings or Capitalization of Maintainable Cash Flows or a Discounted Cash Flow. Asset-based approaches can be founded on either going concern assumptions (i.e. an enterprise is viable as a going concern but has no commercial goodwill) or liquidation assumptions (i.e. an enterprise is not viable as a going concern, or going concern value is closely related to liquidation value).

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 15

Standard valuation methods applicable to determining value can be grouped into five general categories:

(1)	Cost approach;
(2)	Market approach (or sales comparison approach);
(3)	Income-based approach;
(4)	Rules-of-Thumb approach; and
(5)	Combination of any of the above approaches.

As there are many definitions of cost, the Cost approach generally reflects the original cost of the assets and/or business in question or the cost to reproduce the intangible assets of the business itself. This approach is premised on the principle that the most a notional purchaser and/or an investor will pay for an investment is the cost to obtain an investment of equal utility (whether by purchase or reproduction).

The Market or Sales Comparison approach uses the sales price of comparable assets as the basis for determining value. If necessary, the market transaction data is adjusted to improve its comparability and applicability to the asset being valued. The Income-Based Approach considers the earnings to be derived through the use of the asset. The capitalized value of the Company’s earnings or cash flows is determined with the application of a capitalization rate, reflecting an investor’s required rate of return on such an investment. The Rules-of- Thumb approach can be applied to certain assets to serve as a useful determination of value when industry professionals provide specific information as to standard industry characteristics and/or acknowledged and accepted rules. Rules-of-Thumb often involve the input of specific industry competitors and professionals to indicate certain measurable criteria that can be assessed and applied to as indications of value.

Lastly, a combination of the above approaches may be necessary to consider the various elements that are often found within specialized companies and/or are associated with various forms of intangible assets.

8.0         VALUATION METHOD USED

8.1         Standards Approach

RwE has used the updated CIMVAL Code for the Valuation of Mineral Properties, as prepared by the Special Committee of the Canadian Institute of Mining, Metallurgy and Petroleum on the Valuation of Mineral Properties (CIMVAL), adopted by the CIM Council on November 29, 2019.

The CIMVAL Code was adopted by the Canadian Institute of Mining, Metallurgy & Petroleum (the "CIM") Council on November 29, 2019.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 16

Per CIMVAL Code the Qualified Valuator is an individual who

a.	is a professional with demonstrated extensive experience in the Valuation of Mineral Properties.

b.	has experience relevant to the numerous mineral properties over the last twenty plus years – and is relying on the Technical Report as MGG can be considered as the Qualified Person for the Project.

c.

RwE is regulated by and is a member in good standing of a Professional Association or a Self-Regulatory Professional Organization; i.e., the Canadian Institute of Chartered Business Valuators and the American Society of Appraisers.

In dealing with:

(a)  RwE has conducted numerous valuations and fairness opinions of resource properties and companies in which its clients and their accountants have been satisfied and relied on RwE as a qualified valuator (some of which are Canadian, U.S. and International public companies).

A sample of companies that RwE has conducted work on are listed below. Though each of these firms explored various kinds of minerals – each were at various stages of exploration and faced similar exploration challenges:

Zimtu Capital	Minco Gold / Silver

Dunnedin Ventures Inc.	GGX Gold

Trans African Gold Corp.	Ascot Mining plc.

Sandstorm Resources Inc.	Luna Gold Corp.

Lowell Mineral Exploration	Cosigo Resources Inc.

Horseshoe Gold Mining Inc.	Able Trust Inc.

Imperial Metals Corp.	Batero Gold Corp.

Sandstorm Metals & Energy Ltd.	Compass Gold Corp.

Evolving Gold Corp.	Columbus Gold Corp.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 17

CIC Resources Inc.	CIC Resources Inc.

Entrée Gold Corp.	Columbus Silver Corp.

Selkirk Metals Corp.	Canex Minerals Inc.

(b) RwE has relied upon the people in the Technical Report. Specifically, RwE has relied on the most current Technical Report writers as the Qualified Person(s).

(c) RwE is a member in good standing with both the Canadian Institute of Chartered Business Valuators and the American Society of Appraisers both of which are regulated and are self-regulatory professional organizations.

CIMVAL Code, November 2019

The six fundamental principles in undertaking Valuations and Valuation Reports are Competence, Materiality, Reasonableness, Transparency, Independence and Objectivity.

Competence

A Qualified Valuator who is not Competent in all aspects of a Valuation assignment must seek assistance from one or more Qualified Valuators or other Experts who are Competent in the applicable field or discipline necessary to address those aspects. For example, in a Valuation, a Qualified Valuator may rely on a Technical Report prepared by a Qualified Person. That has been done in this Report as noted above.

Materiality

A Valuation must address all Material information. All Material information must be included or adequately referenced in the Valuation Report. Materiality is the principle that determines whether certain information is relevant to the Valuation.

Materiality applies to the nature of the items assessed and their influence on the quantum of a Valuation. RwE has clearly set out all material assumptions regarding the input parameters, risks, limitations, and the associated effects in the Report.

Reasonableness

RwE is comfortable that the Report’s conclusions are reasonable. All Assumptions are clearly outlined in the Report. The Report’s valuation methods relied upon are reasonable within the context of the purpose of the Report and regarding fair value. The test of reasonableness is to consider what appropriately qualified and experienced Qualified Valuators, acting reasonably, would likely conclude in the circumstances.

RwE is of the view that our opinion is reasonable in the circumstances, that is, what RwE believes is rational and plausible in the circumstances and would be viewed as such if considered by other appropriately qualified and experienced Qualified Valuators with the same information and at the same time.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 18

Transparency

The Valuation process and Valuation Report must be transparent, such that its material assumptions and conclusions must be clear and unambiguous and therefore understandable to the reader. All material assumptions and any limitation to the Valuation that could affect the Valuation conclusion must be disclosed in the Valuation Report. RwE has done this in the Report and Schedules.

Independence

For the Qualified Valuator to be able to develop a Valuation that users can confidently accept as free from bias, it is preferred, and may be mandated that the Qualified Valuator be Independent of the outcome of the Valuation, and thus be objective in exercising their judgement. This is clearly set out in section 12.2.

Objectivity

The Qualified Valuator should approach a Valuation with Objectivity. This is promoted by an environment that is supported by data and minimizes the influence of subjective factors, such as the Valuator’s personal bias, on the Valuation process.

The process of valuation requires the valuator to make impartial judgements as to the reliability of inputs and assumptions. For a valuation to be credible, it is important that those judgements are made in a way that promotes transparency and minimizes the influence of any subjective factors on the process. Judgement used in a valuation must be applied objectively to avoid biased analyses, opinions and conclusions (Adapted from IVS Framework, Section 40.1). RwE has carried out the Report’s work, analysis and conclusions objectively.

Additional CIMVAL Code Items:

Valuation Approaches

The Qualified Valuator has the responsibility to decide which Valuation approaches and methods to use. The choice of the specific approaches and methods used, or excluded, must be justified and explained by the Qualified Valuator. The limitations of each method must be explained.

The three generally accepted Valuation approaches of Income, Market, and Cost must be considered and discussed in the Valuation Report. More than one approach should be used in the Valuation of each Mineral Property if it is reasonably possible and appropriate to apply them. If a Qualified Valuator is of the opinion that only one approach should be used in particular circumstances, the Qualified Valuator must justify and explain why other approaches are not used in such circumstances. A Market Method was not used as no other reasonable comparable transactions and/or companies were found by the Company’s management/Board (and given to RwE) or by RwE.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 19

Method Used by RwE:

Cost Method – RwE has used the reported costs of the Project as reported on IMA’s April 30, 2022 balance sheet as the basis of fair value of the leases/rights held on the Property by IMA. Doing this has meant that RwE considered expenditures as recorded and stated by the Company’s auditors on its April 30, 2022 year-end financial statements.

RwE has relied on these 2022 year-end IMA financial statement amounts as the most indicative measure of the value related to the leases/rights of the Project. No other financial data related to the Property appeared to be more reasonable or accurate as to account for the present value related to the Project. While historical costs have been incurred undertaking the work on the Property, RwE is of the view that the audited statements reflect what arms’ length parties would recognize as fair value for such assets as at the Valuation Date, especially given the materials costs still needed to be incurred.

Identification of the Property and Interest Being Valued

The Mineral Property, including the interest or right that is the subject of the Valuation, must be described in adequate detail to identify the property, and the physical, legal, and economic characteristics relevant to the Valuation. This description is required in particular when the subject of the Valuation is economically interdependent with other properties, in which case the assumptions used in the Valuation must be stated. This is set out in the Report, which IMA management has reviewed and confirmed is an accurate summary.

Using TSX-V Guidelines

TSX Venture Exchange Corporate Finance Bulletin dated January 28, 2020 clarifies that with respect to the CIMVAL Code for the Valuation of Mineral Properties November 29, 2019, all references to a valuation report for a mineral property in the Manual, and the associated guidance in respect of those reports, continue to be a reference to a Comprehensive Valuation Report (as defined in the New CIMVAL Code).

The Exchange has reviewed the above report for compliance with Exchange Valuation Standards and Guidelines for Minerals Properties, Appendix 3G: which incorporate Canadian Institute of Mining, Metallurgy and Petroleum Standards and Guidelines for Valuation of Mineral Properties Adopted by the CIM Council on November 29, 2019.

For properties without mineral reserves:

•	Comparable transactions whereby properties similar in all aspects are incorporated into the analysis, whereby fair market value can be determined.

•

Modified appraised value method whereby only the retained past expenditures (also known as “historical costs” or “replacement costs”) are included. The Exchange does not generally accept the inclusion of warranted future expenditures for the purposes of the appraised value method. Associated administrative costs will generally not be accepted.”

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 20

Given all of the above, RwE has followed CIMVAL, November 2019 Code and standards and has used methods to value the Project based on these. The Report complies with the CIMVAL Code and Standards, November 2019 in its entirety.

8.2         Overview

In valuing a mineral property, especially previous to resource estimates, there is no single or specific mathematical formula. The particular approach and the factors to consider will vary in each case.

Where there is evidence of open market transactions having occurred involving the mineral property, those transactions may often form the basis for establishing the value of the mineral property.

In the absence of comparable arms’ length open market transactions, the three basic, generally-accepted approaches for valuing a business interest are:

(a)	The Income / Cash Flow Approach;

(b)	The Market Approach; and

(c)	The Cost or Asset-Based Approach.

A summary of these generally-accepted valuation approaches is provided below.

The Income/Cash Flow Approach is a general way of determining a value indication of a mineral property once a clear economic assessment, using one or more methods wherein a value is determined by discounting anticipated future cash flows and benefits.

This approach contemplates the continuation of the mining operation, as if it is a “going concern”.

With regards to a company involved in exploration and development of a mineral property, or the valuation of a mineral property itself, the Income Approach generally relates to the current value of expected future income or cash flow arising from the potential development of a mineral project. The Market Approach to valuation is a general way of determining a value indication of a business or an equity interest therein using one or more methods that compare the subject entity to similar mineral properties which has been sold. Examples of methods applied under this approach include, as appropriate: (a) the “Trading Price Method”, (b) the “Guideline Public Company Method”, (c) the “Merger and Acquisition Method”; and (d) analyses of prior transactions of ownership interests in the subject entity.

The Cost Approach is based upon the economic principle of substitution. This basic economic principle asserts that an informed, prudent purchaser will pay no more for an asset than the cost to obtain an opportunity of equal utility (that is, either purchase or construct a similar asset). From an economic perspective, a purchaser will consider the costs that they will avoid and use this as a basis for value. The Cost Approach typically includes a comprehensive and all- inclusive definition of the cost to recreate an asset. Typically the definition of cost includes the direct exploration costs, labour and all forms of obsolescence applicable to the asset.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 21

With regards to mineral properties, the Cost Approach involves a review of the historical exploration expenditures and their contribution to the current value of the mineral property. Lastly, a combination of the above approaches may be necessary (i.e., a “Weighted Approach”) to consider the various elements that are often found within specialized companies and/or are associated with various forms of intellectual property and where one or two approaches to value is insufficient to capture the nature of the business operations and its assets.

8.3         Mineral Assets – Stage of Maturity

RwE reviewed the Project within the mineral exploration fields and found that mineral assets and mineral securities can be defined by their level of actual asset maturity:

i.	“Exploration Areas” refer to properties where mineralization may or may not have been identified, but where a mineral resource has not been identified.

ii.

“Advanced Exploration Areas and Pre-Development Projects” are those where Mineral Resources have been identified and their extent estimated, but where a positive commercial development decision has not been made.

iii.	“Development Projects” refers to properties which have been committed to production, but which have not been commissioned or are not operating at design levels.

iv.	“Operating Mines” are those mineral properties which have been fully commissioned and are in production.

The Project falls within (ii) above.

8.4         The Valuation Approach

Given the approaches of valuation outlined above as well as section 8.1 above, it is the view of the authors of the Report that that the most appropriate method in determining the range of the fair market value for the Company is as set out in Schedules 1.0 to 5.0.

At the same time, RwE undertook a fairly detailed, in-depth and extensive review of various CSE and TSX-V and other market comparable transactions in order to get a sense of what the actual mining exploration marketplace was placing on such identified firms and resource transactions. It did appear that the marketplace was not placing a premium on industrial mineral projects at the current stage of development and for firms that had the debt level that IMA had. While RwE’s review was limited, RwE also did not received any information from IMA’s Board that suggested any different conclusions from IMA’s own Board regarding this. RwE was comfortable with the method used as being the most realistic.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 22

9.0         VALUATION OF THE COMPANY

The analysis and work were carried out in Schedules 1.0 to 5.0. Readers are advised that they should review and everyone of these Schedules.

In undertaking the above described valuation approach, it was apparent that based on and subject to all of the foregoing, it is reasonable for RwE to outline that the fair market value of a 100% of the equity of the Company as at the Valuation Date, was in the range of C$1,150,000.

Our conclusions considered the facts that:

1.	The relative amounts of known immediate exploration costs and work commitments versus future contingent work commitments.

2.	The likely development / exploration methods and the ongoing material Project development costs.

3.	The country in which the Project is located and the political environment.

4.	The infrastructure located at or near the Project.

5.	The new permitting of the Project.

6.

IMA ‘s Board advises RwE that the debt/promissory notes are tied directly to IMA, not just the Project, meaning that spinning-out the Project and retaining the public entity on a go-forward basis is not possible.

7.

Reviewed the financial statements of the Company from 2017 - 2022. Examined whether there should be any adjustment based on an appraised value method. Examined the NI 43-101 Technical Report and saw the stated resources/reserves. RwE then tried to assess whether any companies might be willing to pay a premium above its stated book value for access to such resources/reserves. RwE found no evidence that arms’ length parties / companies would pay a premium for such existing resources / reserves and/or work to-date. Multiple reasons existed for this:

(1)

uncertainty as to the costs to realize the resources/reserves. While the 43-101 Technical Report writers note that, "the economic viability of the Project" - there remains up to $500,000 that must be "spent to demonstrate the economic feasibility of the Project and develop a more detailed estimate of the Project's value to support major investment decisions".

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 23

After which, the Project still needs almost US$50 million of capital to realize the build-out of the Project.

While technical/feasibility studies indicate potential to be realized from mining exploration, build-out, material real financial risk remains as at the Valuation Date as to whether the Project can realize such potential. Even if the promissory note debt was removed/forgiven at 100%, the adjusted BV of IMA would only be in the range be nominal. In other words, it would still not increase the realizable fair market value of the Company beyond the valuation methods used.

The independent members of the IMA Board also advise RwE that it has received / found no offer better than the one received from BVL after its own internal review / search / assessment;

(2)	industrial minerals have experienced mixed demand in 2021/2022, while interest exists for some (especially halloysite, etc.), market demand has been mixed overall (Source: EvalueServe, 2022); and

(3)

off-take agreements (a cornerstone to realizing value from industrial minerals) can not yet be secured due to the long timeframe to production making measuring economic success currently very difficult.

8.

The Company could wait and not do a transaction now, however, there appeared to be no evidence that BVL would accept this, or that BVL would fund the Company further (this is based on IMA’s Board disclosure to RwE). This makes waiting impractical.

9.	The measured resources/reserves located on the Project.

10.	The potential forecasted by the Technical Report regarding the Project.

11.	Many CSE and TSX-V and other exploration stage projects are not being valued favorably due to the market’s perceived high risk to get such projects to actual revenues / earnings.

12.	There is no certainty that the next stage project development will occur on favorable terms for IMA and/or for BVL.

13.	Additional technical and mining development may be positive and/or negative from future work, there is no material certainty that can be applied to the Project.

10.0       FAIRNESS CONSIDERATIONS

The fairness of a Proposed Transaction for IMA’s shareholders is tested by:

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 24

i.	assessing the latest available financial statements of IMA;

ii.	considering the fair value likely for the assets held by IMA;

iii.	considering the fair value of the BVL consideration;

iv.	the terms of the IMA acquisition by BVL – i.e., whereby IMA’s Board advises RwE that the Proposed Transaction will be exactly as is set out in Schedule 6.0 of the Report; and

v.	the material external debt/promissory notes that appears can never be serviced by the Company in the immediate and medium-term, making surviving extremely difficult.

There are many events that are assumed will occur between the Valuation Date and the closing of the Proposed Transaction.

These events are either conditions of the Proposed Transaction or are necessary (e.g. due diligence, legal costs and other cost incurred in connection with the Proposed Transaction) aspects of the closing process.

Readers should refer to Schedule 1.0 to 6.0.

11.0       CONCLUSION AS TO FAIRNESS

Based upon RwE’s valuation work and subject to all of the foregoing, RwE is of the opinion, as at the Valuation Date, that the terms of the Proposed Transaction is fair, from a financial point of view, to the shareholders of IMA as is shown in Schedule 6.0.

In assessing the fairness of the Proposed Transaction to the shareholders of IMA, RwE has considered, inter alia, the following:

1.

Comparison of the Company’s value prior to completion of the Proposed Transaction and the fair value of the consideration issued for 100% of the equity of the Company as at the closing of the Proposed Transaction.

The consideration offered for 100% of the equity of the Company exceeds the fair market value of the Company on a pre-Proposed Transaction basis.

2.	Other potential issues related to not completing the Proposed Transaction:

i.

The acquisition of IMA appears to be the most viable option for IMA given that BVL will not continue to fund the Project/Company given the current corporate structure, costs related to a TSX-V listing and other future capital still needed to fund Project work.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 25

ii.	Survivability of the Company appears challenging if BVL funds are not provided or available.

iii.	Even if the Company could be re-structured, private placements remain difficult for small mining and mineral exploration firms that do not yet have a producing property.

Terms and conditions, although improving, still do not appear as favorable to such companies as at the Valuation Date as they once did. This Project still requires material capital (as set out in the Technical Report) and there is material risk as to the timing of when such CAPEX and OPEX costs / capital can be recovered – if ever.

iv.

Private placements remain a viable financing option for more senior and strong larger companies, especially those with a focus on gold in this Western US region; however, financing for industrial mineral deals/transactions appears to be even more challenging. This is because the market for some of the Company’s possible future minerals do not appear as favorable as they once were (i.e., substitutes are now available).

When one considers all of the above together, it is reasonable to conclude that the Proposed Transaction is fair, from a financial viewpoint to the shareholders of IMA.

12.0       QUALIFICATIONS AND CERTIFICATE

12.1       Qualifications

The Report preparation, and related fieldwork and due diligence investigations, were carried out by Richard W. Evans, MBA, CBV, ASA and other analysts of RwE, who were fully supervised by Mr. Evans.

Since 1994 Richard W. Evans has been involved in the financial services and management consulting fields and has been involved in the preparation of over 3,000 technical and assessment reports, business plans, business valuations, and feasibility studies.

Richard Evans is a Principal of RwE. He has fifteen years of experience working in the areas of valuation, litigation support, mergers & acquisitions and capital formation.

He has more than 10 years of management experience in the high-tech field where he held various positions in technical support, development, marketing, project manager, channels management and senior management positions.

Prior to focusing on expanding and diversifying a small financial consulting firm, Richard was extensively involved in the high technology sector in Western Canada and the U.S. Pacific Northwest where he served for two years as the General Manager of Sidus Systems Inc. At Sidus he was directly responsible for managing the firm’s US$15 million business operation throughout Western Canada and the Pacific Northwest.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 26

Previous to this, he spent almost nine years with Digital Equipment of Canada Limited where he was involved in a technical support, sales, marketing, project management and eventually channels management capacity.

RwE has conducted numerous valuations and fairness opinions of resource properties and companies in which its clients, their advisors, buyers, planners, accountants and the courts and regulatory bodies have been satisfied and relied on RwE as a qualified valuator.

A sample of such engagements is:

Trans African Gold Corp.	Ascot Mining plc.	CIC Resources Inc.
Sandstorm Resources Inc.	Luna Gold Corp.	Selkirk Metals Corp.
Lowell Mineral Exploration	Cosigo Resources Inc.	Entrée Gold Corp.
Horseshoe Gold Mining Inc.	Able Trust Inc.	Terra Mining Corp.
Imperial Metals Corp.	Batero Gold Corp.	Canex Minerals Inc.
Sandstorm Metals & Energy Ltd.	Compass Gold Corp.	Western Mountain Index
Evolving Gold Corp.	Columbus Gold Corp.	Columbus Silver Corp.

Many of the reports he has authored have been used by the court systems in B.C., Alberta and Ontario as well as in the U.S. and Europe. He has also done work for public regulatory boards and groups worldwide.

Richard has been actively involved in the above professional services with hundreds of companies and has served as a board member for a select number of public and private firms. His area of professional expertise is in middle market and micro-cap companies, especially firms needing advice and assistance with their business plans, operating plans and valuations.

He has also undertaken work used on and relied upon by public companies and regulatory bodies in Canada, the United States, Europe and Asia. He has undertaken valuation work for the Courts in British Columbia, Alberta, Ontario and Australia as well as for the Family Court in B.C.

Richard is extensively involved in sports coaching management and volunteer work throughout BC helping young adults and volunteer associations.

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC	Page 27

He obtained his Bachelor of Business Administration degree from Simon Fraser University, British Columbia in 1981 as well as completed his Master’s degree in Business Administration at the University of Portland, Oregon in 1984 (where he graduated with honors). Richard holds the professional designations of Chartered Business Valuator and Accredited Senior Appraiser. He is a member in good standing with both the Canadian Institute of Chartered Business and the American Society of Appraisers.

12.2       Certification and Independence

The analyses, opinions, calculations and conclusions were developed, and this Report has been prepared in accordance with the standards set forth by the Canadian Institute of Chartered Business Valuators and follows CIMVAL Code, November 2019 given the technical data and material provided.

RwE was paid a professional fee, plus out-of-pocket disbursements for the preparation of the Report by IMA. The fee established for the Report has not been contingent upon the value or other opinions presented. The authors of the Report have no present or prospective interest in the parties that have prepared the Technical Report, IMA and/or any other entity

/ company that is the subject of this Report. RwE and its principal has no personal interest with respect to any of the parties involved with any of the entities or properties described within this Report.

RwE has relied on information and data provided to it by IMA’s Board and management. All readers are advised to seek the advice from their own advisors as to the value of the Project and the Company and the nature of BVL offer.

RwE can not provide any assurance that outside parties, including shareholders from the Company (excluding interested and non-arms’ length BVL parties that own IMA shares), regulatory parties, the TSX-V and/or other parties will agree with the conclusions of RwE – all readers are cautioned regarding this.

RwE Growth Partners, Inc.

Richard W. Evans, MBA, CBV, ASA

Chartered Business Valuator – Canadian Institute of Chartered

Business Valuators Accredited Senior Appraiser – American

Society of Appraiser

Telephone:       (778) 373-5432

REPRESENTATION & WARRANTY LETTER

Independent Members of the Board of I-Minerals Inc.

Suite 880, 580 Hornby Street, Vancouver

British Columbia, Canada V6C 3B6

TO:	RwE Growth Partners, Inc.	Attention: Richard W. Evans
4720 Kingsway Unit 2600 Metrotower 2 Burnaby, British Columbia Canada V5H 4N3

Dear Sir:

Disclosure of Information for the Fairness Opinion (the "Report")

regarding the Proposed Transactions involving

I-Minerals Inc.

&

BV Lending LLC

We acknowledge and confirm that I-Minerals Inc. (the “Company”) has provided all pertinent and necessary information, to the best of our knowledge and ability, to RwE Growth Partners, Inc. (“RwE”) for their preparation of a ready to be issued Report, dated, for reference, September 13, 2022.

We further acknowledge that we reviewed the entire September 13, 2022 DRAFT document and thereafter provided all necessary feedback and information to RwE so that RwE is now in a position to issue a final, signed Report.

In summary, we and all representatives of the Company have made full, true and plain disclosure to RwE concerning the Company, its assets and liabilities, the terms and conditions of the Proposed Transaction (all as stated in the Report) and all elements related to the Proposed Transaction – as is reflected in the Report.

We confirm, to the best of our knowledge and belief, the following representations made to you during the preparation of the Report:

1.

We are responsible for the fair presentation of information regarding the history of the Company and all aspects related to its assets and liabilities as defined in the Report. The Company’s financial information provided by us is, to the best of our knowledge, accurate. The information contained in the Report represents accurately the history of the Company and all of its assets and liabilities and there are no material facts or omissions of information that would materially affect the disclosures contained therein.

2.	We have made available to you (to the best of your knowledge):

•	Financial records and related data on the Company and on all aspects of the Proposed Transaction and all related matters;

•	Available financial data;

•	Any material contracts and agreements; and

•	Existing and previous data, documentation, and other information required for the completion of the Report

3.	There have been, and are, no:

•

Irregularities involving the Company and/or any of its assets, the Company’s directors, management or anyone else involved in the Proposed Transaction. or with any of the related parties to either form that have not been entirely disclosed.

•

Communications from any government, court, commission or regulatory body or agency of the federal, provincial, or municipal governments or related bodies concerning any violations of any laws, regulations or rulings thereof concerning the assets of the Company or the Company or any matters involved in the Proposed Transaction (to the best of our knowledge) and any related parties.

•	Nor has there been any such violation or possible violations that could have any material effect on the Report.

5.	We have no plans or intentions that may cause the representations, disclosures and information made in the Report to be inaccurate or misleading.

6.

As at the date of the Report there are no issues of litigation threatened or implied, including any class action lawsuits or shareholder dissent remedies, actions against the Company or the planned go-forward entities not disclosed in the Report.

7.	As at the date of the Report no minority shareholder interests (to the best of our knowledge), or any related parties or non-arms’ length parties are presently being oppressed in any manner.

8.	The Company is in good standing with all securities regulators and there is no litigation(s) pending or threatened.

9.

The Company (to the best of our knowledge) has satisfactory title to all of the assets as described in the Report, and there are no liens or encumbrances on such assets nor has any assets been pledged, except as disclosed in the Report.

10.	No events have occurred subsequent to the date of the Report that would require amendment, revision, or disclosure in the Report.

11.

There is no material facts, data or information regarding the Company and/or any of its assets that is not disclosed in the Report that would be material to its conclusions (to the best of our knowledge).

We declare that we have provided RwE complete, full, true, and plain disclosure about the Company and all of its assets and liabilities as set out in the Report (to the best of our knowledge).

Given that we declare all of the above is accurate, complete and true, we are now in agreement that RwE may immediately issue to the Independent Members of the Board a final, signed September 13, 2022 Report.

Yours very truly,

Independent Member of the Board of I-Minerals Inc.

______________________________       Wayne Moorhouse

Signature                                                   Printed Name

I-Minerals, Inc                                         Director

Entity Representing                                  Title or Position

September 13, 2022

Date

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC

APPENDIX 1.0

NI 43-101 Technical Report

Bovill Project - Pre-Feasibility Study - March 31, 2021

** AVAILBLE DIRECTLY FROM I-MINERALS INC’S - BOARD OF DIRECTORS **

Fairness Opinion: September 13, 2022 I-Minerals Inc. / BV Lending LLC

SCHEDULES 1.0 TO 6.0

I-Minerals Inc.
Effective Date of the Valuation: June 30, 2022
Balance Sheet
U.S. dollars	Schedule 1.0

I-Minerals Inc.
Effective Date of the Valuation: June 30, 2022
Allocation of Adjusted Net Assets
U.S. dollars	Schedule 2.0

Net Book Value As at 04/30/2022 Audited	Fair Value Adjustment	Normalized Net Book Value	Redundant Net Assets	Allocation Financing Liabilities	Operating Net Assets
ASSETS						
CURRENT ASSETS						
Cash	$ 20,456	$ -	$ 20,456	$ -	$ -	$ 20,456
Accounts receivable	$ 19,584	$ -	$ 19,584	$ -	$ -	$ 19,584
Inventories	$ -	$ -	$ -	$ -	$ -	$ -
Due from related parties	$ -					
Prepaid expenses	$ 28,804	$ -	$ 28,804	$ -	$ -	$ 28,804
	$ 68,844	$ -	$ 68,844	$ -	$ -	$ 68,844
OTHER ASSETS						
Property, plant and equipment	$ 18,242	$ -	$ 18,242	$ -	$ -	$ 18,242
Mineral property interest/deferred development liabilities	$ 1,892,410	$ -	$ 1,892,410	$ -	$ -	$ 1,892,410
Deposits	$ 29,208	$ -	$ 29,208	$ -	$ -	$ 29,208
	$ 1,939,860	$ -	$ 1,939,860	$ -	$ -	$ 1,939,860
Total Assets	$ 2,008,704	$ -	$ 2,008,704	$ -	$ -	$ 2,008,704
LIABILITIES						
CURRENT LIABILITIES						
Accounts payable and accrued liabilities	$ 1,389,577	$ -	$ 1,389,577	$ -	$ -	$ 1,389,577
Lease liability - current	$ 13,475	$ -	$ 13,475	$ -	$ -	$ 13,475
Promissory notes due to related party	$ 34,776,937	$ -	$ 34,776,937	$ -	$ 34,776,937	$ -
Derivative liabilities	$ -	$ -	$ -	$ -	$ -	$ -
	$ 36,179,989	$ -	$ 36,179,989	$ -	$ -	$ 1,389,577
LONG-TERM LIABILITIES						
Lease liability - non-current	$ -	$ -	$ -	$ -	$ -	$ -
	$ -	$ -	$ -	$ -	$ -	$ -
Total Liabilities	$ 36,179,989	$ -	$ 36,179,989	$ -	$ -	$ 1,389,577
Net Assets	-$ 34,171,285	$ -	-$ 34,171,285	$ -	$ -	$ 619,127

I-Minerals Inc.
Effective Date of the Valuation: June 30, 2022
Adjusted Book Value
U.S. dollars converted to Canadian dollars	Schedule 3.0

I-Minerals Inc.
Effective Date of the Valuation: June 30, 2022
Trading Price Method
Stock Volatility
Canadian dollars	Schedule 4.0

I-Minerals Inc.
Weighted Valuation Approach
Canadian dollars	Schedule 5.0

Low Range

Methods	*Estimated Amount*	*Weighting*	*Amount*
Adjusted Book Value	$ -	20%	$ -
Trading Price	$ 1,381,000	80%	$ 1,104,800
Amount, say			$ 1,105,000
		100%	

High Range

Methods	*Estimated Amount*	*Weighting*	*Amount*
Adjusted Book Value	$ -	0%	$ -
Trading Price	$ 1,381,000	100%	$ 1,381,000
Amount, say			$ 1,380,000
		100%	

Midpoint, say	$ 1,240,000	

	Low	High
Determined Ranges	$ 1,105,000	$ 1,380,000
Project Economic Viability Risk	10%	5%
Discount	$ 110,500	$ 69,000
Range, say	$ 990,000	$ 1,310,000
Fair Market Value, say		$ 1,150,000

Proposed Acquisition of 100% of the Equity of I-Minerals Inc. ("IMA") by BV Lending LLC ("BVL") - Proposed Transaction
Fairness Calculation for the IMA Independent Board Members
based on Fair Market Value of the IMA	SUMMARY: to the I-Minerals Inc. shareholders, from a financial point of view
Canadian dollars

APPENDIX “E”

I-MINERALS INC.

(the “Company”)

AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company is to provide an open avenue of communication between management, the Company’s independent auditor and the Board and to assist the Board in its oversight of:

•	the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;

•	the Company’s compliance with legal and regulatory requirements related to financial reporting; and

•	the independence and performance of the Company’s independent auditor.

The Committee shall also perform any other activities consistent with this Charter, the Company’s articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chairman from among their number. A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company. The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”). Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditor’s responsibility is to audit the Company’s financial statements and provide its opinion, based on its audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditor to be nominated for the purpose of auditing the Company’s financial statements, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditor. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

AUTHORITY AND RESPONSIBILITIES

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.	Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.	Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.

Review with management and the independent auditor the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.

Review with management and the independent auditor the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.

Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.

Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.

Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditor’s judgment about the quality and appropriateness of the Company’s accounting policies. This review may include discussions with the independent auditor without the presence of management.

8.	Review with management and the independent auditor significant related party transactions and potential conflicts of interest.

9.	Pre-approve all non-audit services to be provided to the Company by the independent auditor.

10.

Monitor the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and all non-audit work performed for the Company by the independent auditor.

11.	Establish and review the Company’s procedures for the:

•	receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

•	confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.

Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.

Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (Canada) and the by-laws of the Company.

APPENDIX "F"

I-MINERALS INC.

(the “Company”)

AUDITED FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEARS ENDED

APRIL 30, 2022 AND 2021

(See Attached)

I-Minerals Inc.

Consolidated Financial Statements

April 30, 2022 and 2021

(Expressed in US dollars)

ITEM 8                 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Tel: 604-688-5421 Fax: 604-688-5132 www.bdo.ca Vancouver, BC V6E 3P3	BDO Canada LLP 1100 – Royal Centre 1055 West Georgia Street

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors

I-Minerals Inc.

Vancouver, Canada

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of I-Minerals Inc. (the “Company”) as of April 30, 2022 and 2021, the related consolidated statements of loss, capital deficit, and cash flows for each of the years then ended and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at April 30, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Material Uncertainty Related to Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ “BDO CANADA LLP”

Chartered Professional Accountants

Vancouver, Canada

July 21, 2022 except for Notes 1, 2, 3, 4, 5, 6, 8, 12 and 13 as to which date is December 29, 2022

We have served as the Company's auditor since 2004.

BDO Canada LLP, a Canadian limited liability partnership, is a member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

I-Minerals Inc. Consolidated Balance Sheets April 30, 2022 and 2021
(Expressed in US dollars) (Prepared in accordance with US GAAP)

	Notes	2022 $	2021 $
ASSETS
Current assets
Cash and cash equivalents		14,029	89,120
Receivables		19,584	5,819
Prepaids		23,079	60,788
Assets held-for-sale	12	1,952,012	1,993,800

TOTAL ASSETS		2,008,704	2,149,527

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	4,9	1,250,188	2,785,881
Promissory notes due to related party	6	34,776,937	32,029,474
Liabilities held-for-sale	12	152,864	150,533

TOTAL LIABILITIES		36,179,989	34,965,888

CAPITAL DEFICIT
Capital Stock
Authorized:
Unlimited common shares with no par value
Issued and fully paid: 93,730,212 (April 30, 2021 – 93,730,212)	7	19,225,087	19,225,087
Additional paid-in capital		1,865,342	1,865,342
Deficit		(55,261,714)	(53,906,790)
TOTAL CAPITAL DEFICIT		(34,171,285)	(32,816,361)

TOTAL LIABILITIES AND CAPITAL DEFICIT		2,008,704	2,149,527

Basis of Presentation and Going Concern (Note 1)

Subsequent events (Notes 6, 12 and 13)

On behalf of the Board

“John Theobald” Director	“W. Barry Girling” Director

The accompanying notes are an integral part of these consolidated financial statements.

I-Minerals Inc. Consolidated Statements of Loss For the years ended April 30, 2022 and 2021
(Expressed in US dollars)

		2022	2021
	Notes	$	$

OPERATING EXPENSES
Amortization		-	2,040
Management and consulting fees	9	103,893	103,602
General and miscellaneous		129,525	144,210
Professional fees	9	207,027	156,821

		(440,445)	(406,673)
OTHER (EXPENSE) INCOME FROM CONTINUING OPERATIONS
Foreign exchange gain		2,280	4,300
Interest expense	6	(104,091)	(3,725,237)

LOSS FOR THE YEAR FROM CONTINUING OPERATIONS		(542,256)	(4,127,610)

Loss for the year from discontinued operations	12	(812,668)	(771,649)

LOSS FOR THE YEAR		(1,354,924)	(4,899,259)

Loss per share from continuing operations – basic and diluted		(0.00)	(0.00)
Loss per share from discontinued operations – basic and diluted		(0.01)	(0.05)

Weighted average number of shares outstanding		93,730,212	93,730,212

The accompanying notes are an integral part of these consolidated financial statements.

I-Minerals Inc. Consolidated Statements of Cash Flows For the years ended April 30, 2022 and 2021
(Expressed in US dollars)

	2022 $	2021 $
OPERATING ACTIVITIES
Net loss for the year	(1,354,924)	(4,899,259)
Items not involving cash:
Amortization	2,534	7,294
Change in non-cash operating working capital items:
Receivables	(13,765)	3,365
Prepaids	37,163	(47,151)
Accounts payable and accrued liabilities	138,764	3,749,427

Cash flows used in operating activities from continuing operations	(406,542)	(460,988)
Cash flows used in operating activities from discontinued operations	(783,686)	(725,336)
	(1,190,228)	(1,186,324)

INVESTING ACTIVITIES
Purchase of equipment	-	(879)

Cash flows used in investing activities from discontinued operations	-	(879)

FINANCING ACTIVITIES
Proceeds from promissory notes received	1,100,000	950,000

Cash flows from financing activities from continuing operations	1,100,000	950,000

DECREASE IN CASH	(90,228)	(237,203)

CASH, BEGINNING OF THE YEAR	110,684	347,887

CASH, END OF THE YEAR	20,456	110,684

SUPPLEMENTAL CASH FLOW INFORMATION (Note 11)

Interest paid	-	-
Taxes paid	-	-

The accompanying notes are an integral part of these consolidated financial statements.

I-Minerals Inc. Consolidated Statements of Capital Deficit For the years ended April 30, 2022 and 2021
(Expressed in US dollars)

	Number of Shares #	Amount $	Commitment to Issue Shares $	Additional Paid-in Capital $	Accumulated Deficit $	Total Capital Deficit $

Balance at April 30, 2020	93,730,212	19,225,087	-	1,865,342	(48,685,278)	(27,594,849)
Adoption of ASU 2018-07 adjustment (Note 2)	-	-	-	-	16,541	16,541
Balance at May 1, 2020	93,730,212	19,225,087	-	1,865,342	(48,668,737)	(27,578,308)

Withholding tax (Note 6)	-	-	-	-	(338,794)	(338,794)
Loss for the year	-	-	-	-	(4,899,259)	(4,899,259)

Balance at April 30, 2021	93,730,212	19,225,087	-	1,865,342	(53,906,790)	(32,816,361)

Loss for the year	-	-	-	-	(1,354,924)	(1,354,924)

Balance at April 30, 2022	93,730,212	19,225,087	-	1,865,342	(55,261,714)	(34,171,285)

The accompanying notes are an integral part of these consolidated financial statements.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

1.	NATURE OF BUSINESS AND BASIS OF PRESENTATION AND LIQUIDITY:

I-Minerals Inc. (the “Company”) was incorporated under the laws of British Columbia, Canada, in 1984.  The Company is listed for trading on the TSX Venture Exchange under the symbol “IMA” and the OTCQB marketplace under the symbol “IMAHF”.

The Company’s principal business is the development of the Helmer-Bovill industrial mineral property (“the Property”) located in Latah County, Idaho.  Since inception, the Company has been in the exploration and evaluation stage but moved into the development stage in fiscal 2018.  In fiscal 2019, the Company reverted back to the evaluation stage as management determined that the Feasibility Study on the property should be considered non-current.  The Helmer-Bovill property is comprised of eleven mineral leases that host potentially economic deposits of feldspar, quartz and kaolinitic clays, primarily kaolinite and halloysite.

Basis of Presentation and Going Concern

The accompanying consolidated financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) on the basis that the Company will continue as a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for the next year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern.  At April 30, 2022, the Company had not yet achieved profitable operations, had an accumulated deficit of $55,261,714 since inception and expects to incur further losses in the development of its business, all of which casts substantial doubt upon the Company’s ability to continue as a going concern and, therefore, that it may be unable to realize its assets and discharge its liabilities in the normal course of business.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to develop the Property and to meet its obligations and repay its liabilities arising from normal business operations when they come due. Although the Company has been successful in the past in obtaining financing, there is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms advantageous to the Company. The Company has been receiving funds from a company controlled by a director of the Company through promissory notes (Note 6). Management considers that the Company will be able to obtain additional funds by promissory notes; however, there is no assurance of additional funding being available. The Company has historically satisfied its capital needs primarily by issuing equity securities and/or promissory notes. Management plans to continue to provide for its capital needs by issuing promissory notes. Upon completion of the sale, the Company plans to undertake a financing to fund its operations and reduce monthly expenses in an effort to conserve cash.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation and Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries, i-Minerals USA, Inc. and CKD Ventures Ltd.  All inter-company accounts and transactions have been eliminated.  The Company’s fiscal year-end is April 30th.

Use of Estimates

The preparation of these consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets, stock-based compensation, amortization of promissory notes financing fees, valuation of derivative liabilities, and deferred income tax asset valuation allowances.  The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources.  The actual results experienced by the Company may differ materially and adversely from the Company’s estimates.  To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

Cash and cash equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.  As at April 30, 2022 and 2021, the Company had no cash equivalents.

Equipment

Equipment is carried at cost and is amortized over the estimated useful economic lives using the declining balance method at an annual rate of 30%.

Mineral Property Acquisition and Exploration Costs

Mineral property acquisition costs are capitalized when incurred. Acquisition costs include cash consideration and the fair market value of shares issued on the acquisition of mineral property claims.

Costs related to the development of mineral reserves are capitalized when it has been determined an ore body can be economically developed.  The development stage begins when an ore body is determined to be economically recoverable based on proven and probable reserves and appropriate permits are in place, and ends when the production stage or exploitation of reserves begins.  Major mine development expenditures are capitalized, including primary development costs such as costs of building access ways, tailings impoundment, development of water supply and infrastructure developments.

Exploration costs include those relating to activities carried out (a) in search of previously unidentified mineral deposits, or (b) at undeveloped concessions.  Pre-development activities involve costs incurred in the exploration stage that may ultimately benefit production that are expensed due to the lack of evidence of economic development, which is necessary to demonstrate future recoverability of these expenses.  Secondary development costs are incurred for preparation of an ore body for production in a specific ore block or work area, providing a relatively short-lived benefit only to the mine area they relate to, and not to the ore body as a whole.

Once production has commenced, capitalized costs will be depleted using the units-of-production method over the estimated life of the proven and probable reserves. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to the Consolidated Statements of Loss in that period.

We assess the carrying cost of our mineral properties for impairment whenever information or circumstances indicate the potential for impairment.  Such evaluations compare estimated future net cash flows with our carrying costs and future obligations on an undiscounted basis.  If it is determined that the future undiscounted cash flows are less than the carrying value of the property, a write down to the estimated fair value is charged to the Consolidated Statements of Loss for the period.  Where estimates of future net cash flows are not available and where other conditions suggest impairment, management assesses if the carrying value can be recovered.

For significant development projects, interest is capitalized as part of the historical cost of developing and constructing assets in accordance with ASC 835-20. Interest is capitalized until the asset is ready for service. Capitalized interest is determined by multiplying the Company’s weighted-average borrowing cost on general debt by the average amount of qualifying costs incurred. Once an asset subject to interest capitalization is completed and placed in service, the associated capitalized interest is expensed through depletion or impairment.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

Debt Issuance Costs

Debt issuance costs paid to the purchaser of the debt are considered to be a reduction of the debt proceeds and a component of debt discount.  Subsequently, the costs comprising this debt discount are amortized as financing fees over the term of the promissory notes using the effective interest method.  During the year ended April 30, 2022, the Company amortized financing fees totaling $nil (2021 – $nil).

Financial Instruments and Fair Value Measures

The book value of cash, receivables, accounts payable and accrued liabilities approximate their fair values due to the immediate or short-term maturity of those instruments.  The fair value hierarchy under US GAAP is based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

Level 1 - quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 - observable inputs other than Level I, quoted prices for similar assets or liabilities in active prices whose inputs are observable or whose significant value drivers are observable; and

Level 3 - assets and liabilities whose significant value drivers are unobservable by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company’s promissory notes are carried at amortized cost.

A summary of the Company’s Level 3 liabilities for the years ended April 30, 2022 and 2021 is as follows:

	2022 $	2021 $

Non-employee options (Note 7)

Beginning fair value	-	16,541
Transfer value on exercise	-	-
Fair value of options on vesting	-	-
Change in fair value	-	-
Adoption of ASU 2018-07 adjustment	-	(16,541)

Total Level 3 liabilities	-	-

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). There were no assets or liabilities measured at fair value on a nonrecurring basis during the years ended April 30, 2022 and 2021.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

Loss Per Share

The basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. For the year ended April 30, 2022, loss per share excludes 1,250,000 (2021 – 2,750,000) potentially dilutive common shares (related to outstanding options and warrants) as their effect was anti-dilutive.

Foreign Currency Translation

The Company’s functional and reporting currency is the US dollar.  Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date and non-monetary items are translated at exchange rates prevailing when the assets were acquired or obligations incurred.  Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income.

Income Taxes

The Company accounts for income taxes using the asset and liability method.  The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry-forwards.  Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse.  The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

The Company has adopted the provisions of FASB ASC 740 "Income Taxes" regarding accounting for uncertainty in income taxes. The Company initially recognizes tax positions in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions are initially and subsequently measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority, assuming full knowledge of the position and all relevant facts. Application requires numerous estimates based on available information. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, and its recognized tax positions and tax benefits may not accurately anticipate actual outcomes. As additional information is obtained, there may be a need to periodically adjust the recognized tax positions and tax benefits. These periodic adjustments may have a material impact on the consolidated statements of operations. When applicable, the Company classifies penalties and interest associated with uncertain tax positions as a component of income tax expense in its consolidated Statement of Loss.

Stock-Based Compensation

The Company accounts for all stock-based payments and awards under the fair value based method.  Stock-based payments to non-employees are measured at the fair value of the consideration received, or the fair value of the equity instruments issued, or liabilities incurred, whichever is more reliably measurable.

The fair value of stock-based payments to non-employees is periodically re-measured until the counterparty performance is complete, and any change therein is recognized over the vesting period of the award and in the same manner as if the Company had paid cash instead of paying with or using equity based instruments.  The cost of the stock-based payments to non-employees that are fully vested and non-forfeitable as at the grant date is measured and recognized at that date, unless there is a contractual term for services in which case such compensation would be amortized over the contractual term.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

The Company accounts for the granting of stock options to employees using the fair value method whereby all awards to employees will be recorded at fair value on the date of the grant.  The fair value of all stock options is expensed over their vesting period with a corresponding increase to additional paid-in capital.

Compensation costs for stock-based payments that do not include performance conditions are recognized on a straight-line basis. Compensation cost associated with a share-based award having a performance condition is only recognized over the requisite service period if it is probable. Share based awards with a performance condition are accrued on an award by award basis.

The Company uses the Black-Scholes option valuation model to calculate the fair value of stock options at the date of the grant. Option pricing models require the input of highly subjective assumptions, including the expected price volatility. Changes in these assumptions can materially affect the fair value estimates.

Concentration of Risk

The Company is subject to interest rate risk on its debt financings. The Company generally uses fixed interest rates.

Held-for-sale assets and liabilities

Items are classified as being held-for-sale once they meet criteria relating to the intention to sell and the likelihood of a sale taking place. All of I-Minerals USA’s assets and liabilities have been accounted for as held-for-sale.

Adoption of New Accounting Pronouncements

Income Taxes

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. ASU 2019-12 will simplify the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. The amendments also improve consistent application of and simplify GAAP for other areas of Topic 740 by clarifying and amending existing guidance. For public business entities, the amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Effective May 1, 2021, the Company adopted the new standard. The adoption of this ASU did not result in any adjustments to the financial statements.

Recently Issued Accounting Pronouncements

Financial Instruments - Credit Losses

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 replaced the incurred loss impairment methodology under current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. ASU 2016-13 requires use of a forward-looking expected credit loss model for accounts receivables, loans, and other financial instruments. ASU 2016-13 is effective for fiscal years beginning after December 15, 2019, with early adoption permitted. In October 2019, the FASB issued ASU No. 2019-10, “Financial Instruments-Credit Losses (Topic 326): Effective Dates”, to finalize the effective date delays for private companies, not-for-profits, and smaller reporting companies applying the CECL standards. The ASU is effective for reporting periods beginning after December 15, 2022 and interim periods within those fiscal years. Early adoption is permitted. The Company has not early adopted this update and it will become effective on April 1, 2023 assuming the Company will remain an emerging growth company. The Company is currently assessing the impact of adopting this standard on its consolidated financial statements.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

3.	MINERAL PROPERTY INTEREST AND DEFERRED DEVELOPMENT COSTS:

Helmer-Bovill Property – Latah County, Idaho

The Company previously had an undivided 100% interest in 11 State of Idaho mineral leases. The State of Idaho mineral leases are subject to a 5% production royalty on gross sales.

In March 2022, the Company amended the terms of the State of Idaho mineral leases through the Idaho Department of Lands (the “IDL”) and acquired these amended leases at an auction.  Of the 11 mineral leases that the Company held previously, 8 mineral leases were amended and acquired at auction and the Company elected to relinquish 3 of the mineral leases.  The amended leases now expire in March 2042 and, upon commercial production on one lease, other leases can be held through mine development or exploration work.

In May 2017, the Idaho Department of Lands accepted the Company’s operation and reclamation plan.  Together with a water rights permit from the Idaho Department of Water Resources, the Company was able to proceed with development and construction of the mine, subject to obtaining sufficient financing.  As a result, management made the decision to begin capitalizing all development expenditures directly related to the Helmer-Bovill Property.  In February 2019, the Company determined that the Feasibility Study should be considered non-current and accordingly, the Company has returned to the evaluation stage for accounting purposes.

A portion of the balances are included on the balance sheet as either mineral property interest and deferred development costs or as assets held-for-sale (Note 12).  At April 30, 2022 and 2021, $nil is included as mineral property interest and deferred development costs.  At April 30, 2022 and 2021, $1,892,410 is included in assets held-for-sale (Note 12).

$

Balance at April 30, 2018	1,145,906

Engineering and consulting	177,820
Metallurgy	263,056
Permitting and environmental	17,684
Interest on Promissory Notes	207,266
Other direct costs	80,678
746,504

Balance at April 30, 2019, 2020, 2021 and 2022	1,892,410

4.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES:

	April 30, 2022 $	April 30, 2021 $

Trade payables	189,615	160,503
Amounts due to related parties (Note 9)	224,627	219,256
Withholding tax and interest on deemed dividends (Note 6)	896,756	896,756
Interest payable on promissory notes (Note 6)	78,579	1,621,951

Total accounts payable and accrued liabilities	1,389,577	2,898,466

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

A portion of the balances are included on the balance sheet as either accounts payable and accrued liabilities or as liabilities held-for-sale (Note 12).  At April 30, 2022, $1,250,188 is included as accounts payable and accrued liabilities (2021 - $2,785,881).  At April 30, 2022, $139,389 is included in liabilities held-for-sale (2021 - $112,585) (Note 12).

The Company has obtained an indemnification from BV Lending, LLC for the Company’s withholding tax liability, interest and penalties owing.

5.	LEASE LIABILITY:

A portion of the balances are included on the balance sheet as either lease liability or as liabilities held-for-sale (Note 12).  At April 30, 2022 and 2021, $nil is included as lease liability.  At April 30, 2022, $13,475 is included in liabilities held-for-sale (2021 - $37,948) (Note 12).

The Company entered into a property lease in October 2020 and the Company recognized a lease obligation with respect to the operating lease.  The terms and the outstanding balances as at April 30, 2022 and 2021 are as follows:

	April 30, 2022 $	April 30, 2021 $

Right-of-use asset from property lease repayable in monthly instalments of $2,332 and an interest rate of 13% per annum and an end date of October 15, 2022	13,475	37,948
Less: current portion	(13,475)	(27,982)

Non-current portion	-	9,966

The following is a schedule of the Company’s future minimum lease payments related to the office lease obligation:

April 30, 2022 $

2022	-
2023	13,991
Total minimum lease payments	13,991
Less: imputed interest	(516)
Total present value of minimum lease payments	13,475
Less: current portion	(13,475)
Non-current portion	-

6.	PROMISSORY NOTES DUE TO RELATED PARTY:

	April 30, 2022 $	April 30, 2021 $

Third promissory notes	27,736,602	26,404,927
Fifth promissory notes	3,387,673	3,199,806
Sixth promissory notes	3,652,662	2,424,741

Total promissory notes	34,776,937	32,029,474

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

The Company has Third Promissory Notes, Fifth Promissory Notes and Sixth Promissory Notes due to BV Lending, LLC, a company controlled by a director of the Company (the “Lender”).  The Third Promissory Notes were due on March 31, 2019.  On March 27, 2019, an amending agreement was entered into extending the maturity date of the Promissory Notes from March 31, 2019 to June 30, 2019 for no consideration.  On June 28, 2019, the Company entered into an amending agreement with the Lender further extending this maturity date to October 31, 2019 for no consideration.  The Fifth Promissory Notes were due on December 31, 2019.  On October 25, 2019, the Company entered into an amending agreement with the Lender extending the maturity date for both notes, for no consideration, to the earlier of (i) June 30, 2020 and (ii) 60 days after a pre-feasibility study has been filed on SEDAR.  The Sixth Promissory Notes have the same maturity date. On June 4, 2020, all three promissory notes were extended to December 15, 2020 for no consideration.  On December 3, 2020, the maturity date was extended to March 15, 2021 for no consideration.  On March 9, 2021 the maturity date was extended to April 15, 2021 for no consideration. On April 15, 2021 the maturity date was extended to May 15, 2021 for no consideration. On May 10, 2021 the maturity date was extended to June 15, 2021 for no consideration. On June 15, 2021 the maturity date was extended to July 15, 2021 for no consideration. On July 15, 2021 the maturity date was extended to August 15, 2021 for no consideration.  In addition, the interest rate was decreased to 0.13% per annum effective May 1, 2021 from 12% to 14%.  On August 13, 2021 the maturity date was extended to September 15, 2021 for no consideration.  On September 13, 2021 the maturity date was extended to October 15, 2021 for no consideration. On October 13, 2021, the maturity date was extended to November 15, 2021 for no consideration. On November 15, 2021, the maturity date was extended to December 15, 2021 for no consideration. On December 15, 2021, the maturity date was extended to January 15, 2022 for no consideration. On January 13, 2022, the maturity date was extended to February 15, 2022 for no consideration.  On February 15, 2022, the maturity date was extended to April 15, 2022 for no consideration.  On April 14, 2022, the maturity date was extended to June 15, 2022 for no consideration.  On June 14, 2022, the maturity date was extended to September 15, 2022 for no consideration. On September 15, 2022, the maturity date was extended to December 31, 2022 for no consideration.

In accordance with the guidance of ASC 470-50 and ASC 470-60, the Company determined that the March 27, 2019, June 28, 2019, October 25, 2019, June 4, 2020, December 3, 2020, March 9, 2021, April 15, 2021, May 10, 2021, June 15, 2021, July 15, 2021, August 13, 2021, September 13, 2021, October 13, 2021, November 15, 2021, December 15, 2021, January 13, 2022, February 15, 2022 and April 14, 2022 extension agreements qualified as troubled debt restructurings.  However, as the Company did not transfer assets or grant an equity interest to the Lender and since the carrying amount of the promissory notes at the time of the restructurings did not exceed the total future cash payments specified by the new terms, this change was accounted for prospectively using the effective interest rate that equates the carrying amount to the expected future cash flows.

Certain conditions may result in early repayment including immediate repayment in the event a person currently not related to the Company acquires more than 40% of the outstanding common shares of the Company.

The Company determined that accrued interest on the promissory notes are subject to withholding taxes as the Lender controls over 25% of the common shares of the Company and the Company’s debt to equity ratio exceeded certain statutory limits that caused interest expense deductibility to be partially restricted.  The withholding taxes are payable based on the amount of restricted interest, when such interest is paid or at the end of a fiscal year and are accounted for as a deemed dividend in accordance with ASC 740-10-15-4.  As at April 30, 2022, the Company had recorded $896,756 of withholding tax and interest on the deemed dividends (2021 - $896,756)

Third Promissory Notes

The Third Promissory Notes bear interest at the rate of 0.13% per annum and during the year ended April 30, 2022, the Company recorded interest of $32,880 (2021 - $3,048,758).  Interest is payable semi-annually as calculated on May 31st and November 30th of each year.  Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender.  A 5% late payment penalty may apply if payment is not paid within ten days after the due date.  During the year ended April 30, 2022, the Lender elected to have interest payable from December 1, 2020 to November 30, 2021 of $1,331,675 deemed as advances.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

Fifth Promissory Notes

On September 11, 2018, the Company entered into a Loan Agreement with the Lender pursuant to which up to $2,500,000 will be advanced to the Company in tranches (the “Fifth Promissory Notes”).  As at April 30, 2022, the Company had received $2,500,000 (2021 - $2,500,000) in advances pursuant to the Fifth Promissory Notes. The Fifth Promissory Notes bear interest at the rate of 0.13% per annum and during the year ended April 30, 2022, the Company recorded interest of $4,017 (2021 - $428,415). Interest is payable semi-annually as calculated on May 31st and November 30th of each year.  Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender.  A 5% late payment penalty may apply if payment is not paid within ten days after the due date.  During the year ended April 30, 2022, the Lender elected to have interest payable from December 1, 2020 to November 30, 2021 of $187,867 deemed as advances.

Sixth Promissory Notes

On October 25, 2019, the Company entered into a Loan Agreement with the Lender pursuant to which up to $700,000 will be advanced to the Company in tranches (the “Sixth Promissory Notes”).  On January 20, 2020 and July 8, 2020, the Company entered into amending agreements whereby the Lender agreed to advance an additional $600,000 and $1,200,000, respectively, under the same terms as the Sixth Promissory Notes.  As at April 30, 2022, the Company had received $3,350,000 in advances pursuant to the Sixth Promissory Notes (2021 - $2,250,000). On November 15, 2021, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $500,000, under the same terms as the Sixth Promissory Notes.  On March 21, 2022, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $250,000, under the same terms as the Sixth Promissory Notes.  On June 14, 2022, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $450,000, under the same terms as the Sixth Promissory Notes. On September 15, 2022, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $450,000, under the same terms as the Sixth Promissory Notes.

The Sixth Promissory Notes bear interest at the rate of 0.13% per annum and during the year ended April 30, 2022, the Company recorded interest of $3,725 (2021 - $248,064). Interest is payable semi-annually as calculated on May 31st and November 30th of each year.  Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender.  A 5% late payment penalty may apply if payment is not paid within ten days after the due date. During the year ended April 30, 2022, the Lender elected to have interest payable from December 1, 2020 to November 30, 2021 of $127,921 deemed as advances.

During the year ended April 30, 2022, the Company recorded accrued interest of $60,000 with respect to the accrued withholding tax payable.

The Third Promissory Notes, the Fifth Promissory Notes and the Sixth Promissory Notes are collateralized by the Company’s Helmer-Bovill Property.

The following table outlines the estimated cash payments required, by calendar year, in order to repay the principal balance of the Third Promissory Notes, the Fifth Promissory Notes and the Sixth Promissory Notes:

2022 $	2023 $	2024 $	2025 $	2026 $	Total $
34,776,937	-	-	-	-	34,776,937

7.	SHARE CAPITAL:

Common shares

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)
a)	Authorized:

Unlimited number of common shares, without par value.

The holders of common shares are entitled to receive dividends which are declared from time to time, and are entitled to one vote per share at meetings of the Company. All shares are ranked equally with regards to the Company’s residual assets.

b)	Stock transactions:

During the years ended April 30, 2022 and 2021, the Company did not complete any stock transactions.

c)	Stock options:

The Company has granted stock options under the terms of its Stock Option Plan (the “Plan”).  The Plan provides that the directors of the Company may grant options to purchase common shares to directors, officers, employees and service providers of the Company on terms that the directors of the Company may determine are within the limitations set forth in the Plan.  The maximum number of shares available under the Plan is limited to 10% of the issued common shares.  The maximum term of stock options is ten years.  All stock options vest on the date of grant, unless otherwise stated.  As at April 30, 2022, the Company had 8,123,021 stock options available for grant pursuant to the Plan (2021 – 6,623,021).

The Company’s stock options outstanding as at April 30, 2022 and 2021 and the changes for the years then ended are as follows:

	Number Outstanding	Weighted Average Exercise Price (in CAD$)

Balance outstanding at April 30, 2020	2,950,000	0.26
Expired	(200,000)	0.25

Balance outstanding at April 30, 2021	2,750,000	0.26
Expired	(1,500,000)	0.26

Balance outstanding at April 30, 2022	1,250,000	0.25

Balance exercisable at April 30, 2022	-	-

Summary of stock options outstanding at April 30, 2022:

Security	Number Outstanding		Number Exercisable		Exercise Price (CAD$)	Expiry Date	Remaining Contractual Life (years)

Stock options	1,250,000	(1)	-	(1)	0.25	August 9, 2023	1.28

Notes:
(1)

1,250,000 stock options vest on the completion of certain milestones including equity financing, project financing, mine construction and achieving commercial production.  200,000 stock options vested as to 25% every three months from the date of grant.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

Non-Employee Stock Options

In accordance with the guidance of ASU 2018-07, the measurement and classification of stock options awarded to non-employees is aligned with that for employees. The ASU retains the existing cost attribution guidance, which requires entities to recognize compensation cost for nonemployee awards in the same period and in the same manner (i.e. capitalize or expense) they would if they paid cash for the goods or services, but it moves the guidance to ASC 718. Effective May 1, 2020, the Company adopted the new standard. Upon adoption, the Company applied the modified retrospective transition approach and recorded an adjustment on May 1, 2020 to decrease derivative liabilities by $16,541 and decrease opening deficit by $16,541.

The non-employee stock options are accounted for at their respective fair values and are summarized as follows for the years ended April 30, 2022 and 2021:

	2022 $	2021 $

Fair value of non-employee options, beginning of the period	-	16,541
Transfer value on exercise of options	-	-
Fair value of options on vesting	-	-
Change in fair value of non-employee stock options during the period	-	-
Adoption of ASU 2018-07 adjustment	-	(16,541)

Fair value of non-employee options, end of the period	-	-

As at April 30, 2022, the unamortized compensation cost of options is $93,382 and the intrinsic value of options expected to vest is $nil.

8.	INCOME TAXES:

A reconciliation of the income tax provision computed at statutory rates to the reported income tax provision for the years ended April 30, 2022 and 2021 is as follows:

	2022 $	2021 $

Statutory tax rate	27%	27%

Loss before income taxes	(1,354,925)	(4,899,259)

Expected income tax recovery	(366,000)	(1,323,000)
Increase (decrease) in income tax recovery resulting from:
Derivative liability		-
Other permanent differences	23,000	599,000
Foreign income taxed at foreign rates	49,000	46,000
Impact of under provision in previous year	4,000	(18,000)
Change in valuation allowance	290,000	696,000

Income tax recovery (expense)	-	-

As a result of tax legislation enacted in the U.S. at the end of 2017, the federal U.S. corporate tax rate applicable to years subsequent to 2017 was substantially reduced.  The Company recorded deferred income tax expense in respect of its U.S. operations during the year ended April 30, 2022 using the federal rate of 21% (2021 – 21%).

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

The Company also revalued its deferred tax assets in respect of its Canadian operations to reflect the increase in the Canadian corporate income tax rate to 27% (2021 – 27%) for years subsequent to 2017.  There was no impact on tax expense as a full valuation allowance is provided for the deferred tax assets.

The significant components of the Company’s deferred income tax assets and liabilities after applying enacted corporate tax rates as at April 30, 2022 and 2021 are as follows:

	2022 $	2021 $

Deferred income tax assets / (liabilities)
Operating losses carried forward	10,173,000	10,010,000
Resource property	685,000	555,000
Share issuance costs	7,000	19,000
Other	21,000	12,000
Valuation allowance	(10,886,000)	(10,596,000)

Net deferred income tax assets	-	-

At April 30, 2022, the Company has accumulated non-capital losses $19,323,000 (2021 - $18,804,000) in Canada and net operating losses of $23,599,000 (2021 - $23,491,000) in the USA, which are available to carryforward and offset future years’ taxable income.  Losses arising before January 1, 2018 will expire in various amounts from 2022 to 2038 and will offset 100% of taxable income. As a result of tax legislation enacted in the U.S. at the end of 2017, net operating losses in the US arising in tax year beginning after December 31, 2017 can be carried forward indefinitely instead of 20 years and carrybacks are no longer permitted. However, the net operating loss carryforward is limited and can only offset 80% of taxable income.

Included in discontinued operations at April 30, 2022 are the accumulated federal and state net operating losses of $23,599,000 (2021 - $23,491,000).

Uncertain Tax Positions

The Company has adopted certain provisions of ASC 740, “Income Taxes”, which prescribes a recognition threshold and measurement attribute for the recognition and measurement of tax positions taken or expected to be taken in income tax returns. The provisions also provide guidance on the de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.

The Company files income tax returns in the U.S. federal jurisdiction, various state and foreign jurisdictions.  The Company’s tax returns are subject to tax examinations by U.S. federal and state tax authorities, or examinations by foreign tax authorities until respective statute of limitation.  The Company currently has no tax years under examination. The Company is subject to tax examinations by tax authorities for all taxation years commencing after 2003.

At April 30, 2022, the Company does not have an accrual relating to uncertain tax positions. It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.

The Company has recorded management’s estimate of a withholding tax liability in the amount of $896,756 (Note 6).  The amount determined to be payable upon review by the taxation authorities may vary materially from this current estimate.

Provision has not been made for U.S. or additional foreign taxes on undistributed earnings of foreign subsidiaries. Such earnings have been and will continue to be reinvested but could become subject to additional tax if they were remitted as dividends or were loaned to the Company affiliate. It is not practicable to determine the amount of additional tax, if any, that might be payable on the undistributed foreign earnings.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

9.	RELATED PARTY TRANSACTIONS:

During the year ended April 30, 2022, management and consulting fees of $96,000 (2021 - $96,000) were charged by RJG Capital Corporation, a wholly-owned company of W. Barry Girling, Director.  Wayne Moorhouse, Director, charged $17,566 (2021 - $17,807) in management and consulting fees.  Gary Childress, Director, charged $14,326 (2021 - $13,796) in management and consulting fees.  $22,151 (2021 - $21,279) was charged by Malaspina Consultants Inc. for the services of Matt Anderson, CFO, and are included in professional fees.

Included in accounts payable and accrued liabilities are amounts owed to directors or officers or companies controlled by them.  As at April 30, 2022, the amount was $224,627 (2021 – $219,256).  All amounts are non-interest bearing, unsecured, and due on demand.

The promissory notes received from a company controlled by a director (Note 6) are related party transactions.

10.	SEGMENT DISCLOSURES:

The Company considers its business to comprise a single operating segment being the exploration and development of its resource property.  Substantially all of the Company’s long-term assets and operations are located in Latah County, Idaho.

11.	NON-CASH TRANSACTIONS:

Investing and financing activities that affect recognized assets or liabilities but that do not result in cash receipts or cash payments are excluded from the consolidated statements of cash flows.  During the year ended April 30, 2022, the following transactions were excluded from the consolidated statement of cash flows:

a)	The transfer of $1,647,463 of interest payable on the Third, Fifth and Sixth Promissory Notes from accounts payable and accrued liabilities to promissory notes; and,

b)

Deferred mineral property expenditures of $40,062 included in accounts payable and accrued liabilities at April 30, 2022, less $40,062 included in accounts payable at April 30, 2021 (net inclusion of $nil).

During the year ended April 30, 2021, the following transactions were excluded from the consolidated statement of cash flows:

a)	The transfer of $3,489,856 of interest payable on the Third, Fifth and Sixth Promissory Notes from accounts payable and accrued liabilities to promissory notes; and,

b)

Deferred mineral property expenditures of $40,062 included in accounts payable and accrued liabilities at April 30, 2021, less $40,062 included in accounts payable at April 30, 2020 (net inclusion of $nil).

12.	DISCONTINUED OPERATIONS:

Subsequent to April 30, 2022, on September 14, 2022, the Company entered into a Stock Purchase Agreement with BV Lending, LLC, an Idaho limited liability company ("BV Lending") and the Company's subsidiary, I-Minerals USA, Inc. ("I-Minerals USA"), an Idaho company that owns the leases that comprise the Helmer-Bovill Property, (the "Stock Purchase Agreement"), pursuant to which the Company has agreed to sell all of the issued and outstanding common shares of I-Minerals USA to BV Lending (the "Transaction").  BV Lending is a non-arm's length party to the Company as it is a company controlled by a former director of the Company.

Key Terms of the Transaction:

-

Immediately prior to closing of the Transaction, the Company will contribute an intercompany debt owed by I-Minerals USA to the Company in the amount of approximately $25.7 million, resulting in the cancellation of the outstanding indebtedness.

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

-	At the closing of the Transaction, the Company will sell all of the shares of I-Minerals USA to BV Lending for an amount equal to $3,000,000 (the "Share Value").
-	The Share Value will be satisfied by BV Lending on a non-cash basis by the set off of an equal amount of debt owed by the Company to BV Lending (the "Set Off").
-	Immediately following the Set Off, BV Lending will transfer to the Company the balance of the debt owed by the Company to BV Lending (which debt was approximately $35.4 million before the Set Off).
-

Previously entered into loan agreements dated June 1, 2016, September 11, 2018 and October 25, 2019 among the Company, BV Lending and I-Minerals USA, including all security granted thereunder, will be terminated and/or discharged.

-	The Company will be subject to non-competition and non-solicitation covenants in favour of BV Lending for a period of five years commencing on closing of the Transaction.
-	The Transaction is subject to the approval of the Transaction by shareholders of the Company (the "Shareholders") and the TSX Venture Exchange.
-

As part of the Transaction, BV Lending has agreed to pay taxes that will become payable by the Company as a result of the Transaction (approximately $450,000).  In consideration for such payment by BV Lending, the Company will issue a promissory note in favor of BV Lending for the amount of the taxes so paid.  The promissory note will be repaid out of any refund received by the Company from the applicable government agency.

The disposition of I-Minerals USA, which includes the Company’s mineral exploration activities, is considered to be a discontinued operation for the Company and accordingly, loss from discontinued operations is included in the consolidated statements of loss for all periods presented.  Included on the consolidated balance sheets at April 30, 2022 and 2021 are assets and liabilities held-for-sale.  The assets and liabilities of the discontinued operation classified as held-for-sale are as follows:

	April 30, 2022 $	April 30, 2021 $

Cash and cash equivalents	6,427	21,564
Prepaids	5,725	5,179
Equipment and right-of-use asset	18,242	45,439
Mineral property interest and deferred development costs (Note 3)	1,892,410	1,892,410
Deposits	29,208	29,208

Assets held-for-sale	1,952,012	1,993,800

Account payable and accrued liabilities (Note 4)	139,389	112,585
Lease liability (Note 5)	13,475	37,948

Liabilities held-for sale	152,864	150,533

I-Minerals Inc. Notes to the Consolidated Financial Statements For the years ended April 30, 2022 and 2021
(Expressed in US dollars except where otherwise indicated)

	For the year ended April 30,
	2022	2021
	$	$

OPERATING EXPENSES
Amortization	2,534	5,254
Management and consulting fees	99,000	99,000
Mineral property expenditures	615,950	605,220
General and miscellaneous	81,477	53,494
Professional fees	13,328	8,492

	(812,289)	(771,460)
OTHER EXPENSE
Foreign exchange loss	(379)	(189)

Loss for the year from discontinued operations	(812,668)	(771,649)

13.	SUBSEQUENT EVENTS:

Subsequent to April 30, 2022:

i)	The Company entered into the Stock Purchase Agreement (Note 12),

ii)

On May 6, 2022, June 17, 2022, July 28, 2022, August 31, 2022, November 3, 2022 and December 1, 2022, the Company received $125,000, $150,000, $150,000, $150,000, $120,000 and $120,000, respectively, pursuant to the Sixth Promissory Notes, and,

iii)

On June 14, 2022, the maturity date of the promissory notes was extended to September 15, 2022 for no consideration.  In addition, the Lender agreed to advance an additional $450,000, under the same terms as the Sixth Promissory Notes.

APPENDIX "G"

I-MINERALS INC.

(the “Company”)

INTERIM FINANCIAL STATEMENTS OF THE COMPANY FOR THE PERIOD ENDED

OCTOBER 31, 2022 AND 2021

(See Attached)

I-Minerals Inc.

Condensed Interim Consolidated Financial Statements

For the three and six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars)

I-Minerals Inc. Condensed Interim Consolidated Balance Sheets October 31, 2022 and April 30, 2022
(Unaudited - Expressed in US dollars) (Prepared in accordance with US GAAP)

	Notes	October 31, 2022 $	April 30, 2022 $
ASSETS
Current assets
Cash and cash equivalents		16,533	14,029
Receivables		13,772	19,584
Prepaids		4,385	23,079
Assets held-for-sale	11	2,008,668	1,952,012

TOTAL ASSETS		2,043,358	2,008,704

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	4,8	1,490,962	1,250,188
Promissory notes due to related party	6	35,374,376	34,776,937
Liabilities held-for-sale	11	162,507	152,864

TOTAL LIABILITIES		37,027,845	36,179,989

CAPITAL DEFICIT
Capital Stock
Authorized:
Unlimited common shares with no par value
Issued and fully paid: 93,730,212 (April 30, 2022 – 93,730,212)	7	19,225,087	19,225,087
Additional paid-in capital		1,865,342	1,865,342
Deficit		(56,074,916)	(55,261,714)
TOTAL CAPITAL DEFICIT		(34,984,487)	(34,171,285)

TOTAL LIABILITIES AND CAPITAL DEFICIT		2,043,358	2,008,704

Basis of Presentation and Going Concern (Note 1)

Subsequent events (Note 12)

On behalf of the Board

“John Theobald” Director	“W. Barry Girling” Director

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

I-Minerals Inc. Condensed Interim Consolidated Statements of Loss For the three and six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars)

		Three months ended October 31,		Six months ended October 31,
		2022	2021	2022	2021
	Notes	$	$	$	$

OPERATING EXPENSES
Management and consulting fees	8	25,384	24,802	51,096	52,166
General and miscellaneous		14,183	41,059	30,106	78,279
Professional fees	8	102,861	44,561	161,888	143,681

		(142,428)	(110,422)	(243,090)	(274,126)
OTHER (EXPENSE) INCOME FROM CONTINUING OPERATION
Foreign exchange gain (loss)		3,114	(507)	3,523	596
Interest and penalty expense	6	(11,211)	(3,470)	(204,011)	(63,470)

LOSS FOR THE PERIOD FROM CONTINUING OPERATIONS	11	(150,525)	(114,399)	(443,578)	(337,000)
Loss for the period from discontinued operations	11	(186,477)	(200,268)	(369,624)	(388,237)

NET LOSS FOR THE PERIOD		(337,002)	(314,667)	(813,202)	(725,237)

Loss per share from continuing operations– basic and diluted		(0.00)	(0.00)	(0.00)	(0.00)
Loss per share from discontinuing operation – basic and diluted		(0.00)	(0.00)	(0.00)	(0.00)
Weighted average number of shares outstanding		93,730,212	93,730,212	93,730,212	93,730,212

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

I-Minerals Inc. Condensed Interim Consolidated Statements of Cash Flows For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars)

	2022 $	2021 $
OPERATING ACTIVITIES
Net loss for the period	(813,202)	(725,237)
Items not involving cash:
Amortization	997	1,267
Change in non-cash operating working capital items:
Receivables	5,812	(7,090)
Prepaids	20,475	36,190
Accounts payable and accrued liabilities	230,781	126,521

Cash flows used in operating activities from continuing operations	(178,906)	(209,977)
Cash flows used in operating activities from discontinued operations	(376,231)	(358,372)
	(555,137)	(568,349)
INVESTING ACTIVITIES
Purchase of equipment	(5,125)	-

Cash flows used in investing activities from discontinued operations	(5,125)	-

FINANCING ACTIVITIES
Proceeds from promissory notes received	575,000	475,000

Cash flows from financing activities from continuing operations	575,000	475,000

CHANGE IN CASH EQUIVALENTS	14,738	(93,349)

CASH AND CASH EQUIVALENTS, BEGINNING OF THE PERIOD	20,456	110,684

CASH AND CASH EQUIVALENTS, END OF THE PERIOD	35,194	17,335

SUPPLEMENTAL CASH FLOW INFORMATION (Note 10)

Interest paid	-	-
Taxes paid	-	-

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

I-Minerals Inc. Condensed Interim Consolidated Statements of Capital Deficit For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars)

	Number of Shares #	Amount $	Additional Paid-in Capital $	Accumulated Deficit $	Total Capital Deficit $

Balance at April 30, 2021	93,730,212	19,225,087	1,865,342	(53,906,790)	(32,816,361)

Loss for the period	-	-	-	(410,570)	(410,570)

Balance at July 31, 2021	93,730,212	19,225,087	1,865,342	(54,317,360)	(33,226,931)

Loss for the period	-	-	-	(314,667)	(314,667)

Balance at October 31, 2021	93,730,212	19,225,087	1,865,342	(54,632,027)	(33,541,598)

Loss for the period	-	-	-	(629,687)	(629,687)

Balance at April 30, 2022	93,730,212	19,225,087	1,865,342	(55,261,714)	(34,171,285)

Loss for the period	-	-	-	(476,200)	(476,200)

Balance at July 31, 2022	93,730,212	19,225,087	1,865,342	(55,737,914)	(34,647,485)

Loss for the period	-	-	-	(337,002)	(337,002)

Balance at October 31, 2022	93,730,212	19,225,087	1,865,342	(56,074,916)	(34,984,487)

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

1.	NATURE OF BUSINESS AND BASIS OF PRESENTATION AND LIQUIDITY:

I-Minerals Inc. (the “Company”) was incorporated under the laws of British Columbia, Canada, in 1984.  The Company is listed for trading on the TSX Venture Exchange under the symbol “IMA” and the OTCQB marketplace under the symbol “IMAHF”.

The Company’s principal business is the development of the Helmer-Bovill industrial mineral property (“the Property”) located in Latah County, Idaho. The Helmer-Bovill property is comprised of eleven mineral leases that host potentially economic deposits of feldspar, quartz and kaolinitic clays, primarily kaolinite and halloysite.

On September 14, 2022, the Company entered into a Stock Purchase Agreement with BV Lending, LLC, an Idaho limited liability company, controlled by a major shareholder and former director of the Company and the Company's subsidiary, I-Minerals USA, Inc., an Idaho company that owns the leases that comprise the Helmer-Bovill Property, to sell all of the issued and outstanding common shares of I-Minerals USA Inc. to BV Lending, LLC (Note 11).

Basis of Presentation and Going Concern

The accompanying unaudited condensed interim consolidated financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) Article 10 of Regulation S-X on the basis that the Company will continue as a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for the next year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern.  At October 31, 2022, the Company had not yet achieved profitable operations, had an accumulated deficit of $56,074,916 since inception and expects to incur further losses in the development of its business, all of which casts substantial doubt upon the Company’s ability to continue as a going concern and, therefore, that it may be unable to realize its assets and discharge its liabilities in the normal course of business.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to develop the Property and to meet its obligations and repay its liabilities arising from normal business operations when they come due.  Although the Company has been successful in the past in obtaining financing, there is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms advantageous to the Company.  The Company has been receiving funds from a company controlled by a former director of the Company through promissory notes (Note 6).  Management considers that the Company will be able to obtain additional funds by promissory notes; however, there is no assurance of additional funding being available.  The Company has historically satisfied its capital needs primarily by issuing equity securities and/or promissory notes.  Management plans to continue to provide for its capital needs by issuing promissory notes. Upon completion of the sale, the Company plans to undertake a financing to fund its operations and reduce monthly expenses in an effort to conserve cash.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Basis of Presentation and Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries, i-Minerals USA, Inc. and CKD Ventures Ltd.  All inter-company accounts and transactions have been eliminated.  The Company’s fiscal year-end is April 30th.

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

Financial Instruments and Fair Value Measures

The book value of cash, receivables, accounts payable and accrued liabilities approximate their fair values due to the immediate or short-term maturity of those instruments.  The fair value hierarchy under US GAAP is based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

Level 1 - quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 - observable inputs other than Level I, quoted prices for similar assets or liabilities in active prices whose inputs are observable or whose significant value drivers are observable; and

Level 3 - assets and liabilities whose significant value drivers are unobservable by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company’s promissory notes are carried at amortized cost.

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). There were no assets or liabilities measured at fair value on a nonrecurring basis as at October 31, 2022 and April 30, 2022.

Loss Per Share

The basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. For the six months ended October 31, 2022, loss per share excludes 1,250,000 (2021 – 2,450,000) potentially dilutive common shares (related to outstanding options and warrants) as their effect was anti-dilutive.

Held-for-sale assets and liabilities

Items are classified as being held-for-sale once they meet criteria relating to the intention to sell and the likelihood of a sale taking place. All of I-Minerals USA’s assets and liabilities have been accounted for as held-for-sale.

Recently Issued Accounting Pronouncements

Financial Instruments - Credit Losses

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 replaced the incurred loss impairment methodology under current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. ASU 2016-13 requires use of a forward-looking expected credit loss model for accounts receivables, loans, and other financial instruments. ASU 2016-13 is effective for fiscal years beginning after December 15, 2019, with early adoption permitted. In October 2019, the FASB issued ASU No. 2019-10, “Financial Instruments-Credit Losses (Topic 326): Effective Dates”, to finalize the effective date delays for private companies, not-for-profits, and smaller reporting companies applying the CECL standards. The ASU is effective for reporting periods beginning after December 15, 2022 and interim periods within those fiscal years. Early adoption is permitted. The Company has not early adopted this update and it will become effective on April 1, 2023 assuming the Company will remain an emerging growth company. The Company is currently assessing the impact of adopting this standard on its consolidated financial statements.

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

3.	MINERAL PROPERTY INTEREST AND DEFERRED DEVELOPMENT COSTS:

Helmer-Bovill Property – Latah County, Idaho
The Company previously had an undivided 100% interest in 11 State of Idaho mineral leases. The State of Idaho mineral leases are subject to a 5% production royalty on gross sales.

In March 2022, the Company amended the terms of the State of Idaho mineral leases through the Idaho Department of Lands (the “IDL”) and acquired these amended leases at an auction.  Of the 11 mineral leases that the Company held previously, 8 mineral leases were amended and acquired at auction and the Company elected to relinquish 3 of the mineral leases.  The amended leases now expire in March 2042 and, upon commercial production on one lease, other leases can be held through mine development or exploration work.

In May 2017, the Idaho Department of Lands accepted the Company’s operation and reclamation plan.  Together with a water rights permit from the Idaho Department of Water Resources, the Company was able to proceed with development and construction of the mine, subject to obtaining sufficient financing.  As a result, management made the decision to begin capitalizing all development expenditures directly related to the Helmer-Bovill Property.  In February 2019, the Company determined that the Feasibility Study should be considered non-current and accordingly, the Company has returned to the evaluation stage for accounting purposes.

4.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES:

	October 31, 2022 $	April 30, 2022 $

Trade payables	191,862	189,615
Amounts due to related parties (Note 8)	227,362	224,627
Withholding tax on deemed dividends (Note 6)	896,756	896,756
Interest and penalties payable on promissory notes (Note 6)	283,198	78,579

Total accounts payable and accrued liabilities	1,599,178	1,389,577

The Company has obtained an indemnification from BV Lending, LLC for the Company’s withholding tax liability, interest and penalties owing.

5.	LEASE LIABILITY:

The Company entered into a property lease in October 2020 and the Company recognized a lease obligation with respect to the operating lease.  The terms and the outstanding balances as at October 31, 2022 and April 30, 2022 are as follows:

	October 31, 2022 $	April 30, 2022 $

Right-of-use asset from property lease repayable in monthly instalments of $2,332 and an interest rate of 13% per annum and an end date of October 15, 2022	-	13,475
Lease liability in held-for-sale liabilities (Note 11)	-	13,475

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

The Company extended its property lease in October 2022 and the Company recognized a lease obligation with respect to the operating lease.  The terms and the outstanding balances as at October 31, 2022 are as follows:

October 31, 2022 $

Right-of-use asset from property lease repayable in monthly instalments of $2,382 and an interest rate of 5% per annum and an end date of October 15, 2024	54,291
Lease liability in held-for-sale liabilities (Note 11)	54,291

The following is a schedule of the Company’s future minimum lease payments related to the office lease obligation:

October 31, 2022 $

2023	14,291
2024	28,582
2025	14,291
Total minimum lease payments	57,164
Less: imputed interest	(2,873)
Total present value of minimum lease payments	54,291

6.	PROMISSORY NOTES DUE TO RELATED PARTY:

	October 31, 2022 $	April 30, 2022 $

Third promissory notes	27,754,581	27,736,602
Fifth promissory notes	3,389,869	3,387,673
Sixth promissory notes	4,229,926	3,652,662

Total promissory notes	35,374,376	34,776,937

The Company has Third Promissory Notes, Fifth Promissory Notes and Sixth Promissory Notes due to BV Lending, LLC, a company controlled by a former director of the Company (the “Lender”).  The Third Promissory Notes were due on March 31, 2019.  On March 27, 2019, an amending agreement was entered into extending the maturity date of the Promissory Notes from March 31, 2019 to June 30, 2019 for no consideration.  On June 28, 2019, the Company entered into an amending agreement with the Lender further extending this maturity date to October 31, 2019 for no consideration.  The Fifth Promissory Notes were due on December 31, 2019.  On October 25, 2019, the Company entered into an amending agreement with the Lender extending the maturity date for both notes, for no consideration, to the earlier of (i) June 30, 2020 and (ii) 60 days after a pre-feasibility study has been filed on SEDAR.  The Sixth Promissory Notes have the same maturity date. On June 4, 2020, all three promissory notes were extended to December 15, 2020 for no consideration.  On December 3, 2020, the maturity date was extended to March 15, 2021 for no consideration.  On March 9, 2021 the maturity date was extended to April 15, 2021 for no consideration. On April 15, 2021 the maturity date was extended to May 15, 2021 for no consideration. On May 10, 2021 the maturity date was extended to June 15, 2021 for no consideration. On June 15, 2021 the maturity date was extended to July 15, 2021 for no consideration. On July 15, 2021 the maturity date was extended to August 15, 2021 for no consideration.  In addition, the interest rate was decreased to 0.13% per annum effective May 1, 2021 from 12% to 14%.  On August 13, 2021 the maturity date was extended to September 15, 2021 for no consideration.  On September 13, 2021 the maturity date was extended to October 15, 2021 for no consideration. On October 13, 2021, the maturity date was extended to November 15, 2021 for no consideration. On November 15, 2021, the maturity date was extended to December 15, 2021 for no consideration. On December 15, 2021, the maturity date was extended to January 15, 2022 for no consideration. On January 13, 2022, the maturity date was extended to February 15, 2022 for no consideration.  On February 15, 2022, the maturity date was extended to April 15, 2022 for no consideration.  On April 14, 2022, the maturity date was extended to June 15, 2022 for no consideration.  On June 14, 2022, the maturity date was extended to September 15, 2022 for no consideration.  On September 15, 2022, the maturity date was extended to December 31, 2022 for no consideration.

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

On October 13, 2021, the maturity date was extended to November 15, 2021 for no consideration. On November 15, 2021, the maturity date was extended to December 15, 2021 for no consideration. On December 15, 2021, the maturity date was extended to January 15, 2022 for no consideration. On January 13, 2022, the maturity date was extended to February 15, 2022 for no consideration.  On February 15, 2022, the maturity date was extended to April 15, 2022 for no consideration.  On April 14, 2022, the maturity date was extended to June 15, 2022 for no consideration.  On June 14, 2022, the maturity date was extended to September 15, 2022 for no consideration.  On September 15, 2022, the maturity date was extended to December 31, 2022 for no consideration.

In accordance with the guidance of ASC 470-50 and ASC 470-60, the Company determined that the March 27, 2019, June 28, 2019, October 25, 2019, June 4, 2020, December 3, 2020, March 9, 2021, April 15, 2021, May 10, 2021, June 15, 2021, July 15, 2021, August 13, 2021, September 13, 2021, October 13, 2021, November 15, 2021, December 15, 2021, January 13, 2022, February 15, 2022 and April 14, 2022 extension agreements qualified as troubled debt restructurings.  However, as the Company did not transfer assets or grant an equity interest to the Lender and since the carrying amount of the promissory notes at the time of the restructurings did not exceed the total future cash payments specified by the new terms, this change was accounted for prospectively using the effective interest rate that equates the carrying amount to the expected future cash flows.

Certain conditions may result in early repayment including immediate repayment in the event a person currently not related to the Company acquires more than 40% of the outstanding common shares of the Company.

The Company determined that accrued interest on the promissory notes are subject to withholding taxes as the Lender controls over 25% of the common shares of the Company and the Company’s debt to equity ratio exceeded certain statutory limits that caused interest expense deductibility to be partially restricted.  The withholding taxes are payable based on the amount of restricted interest, when such interest is paid or at the end of a fiscal year and are accounted for as a deemed dividend in accordance with ASC 740-10-15-4.  As at October 31, 2022, the Company had recorded $896,756 of withholding tax on the deemed dividends (April 30, 2022 - $896,756) and penalties and interest of $264,011 (April 30, 2022 - $60,000) for the unpaid withholding tax.  As at October 31, 2022, accrued interest on the promissory notes was $19,187 (April 30, 2022 – $18,579).

During the six months ended October 31, 2022, the Company recorded accrued interest of $114,335 (2021 - $60,000) and an estimate of penalties in the amount of $89,676 (2021- $nil) with respect to the accrued withholding tax payable (Note 4).

Third Promissory Notes

The Third Promissory Notes bear interest at the rate of 0.13% per annum and during the six months ended October 31, 2022, the Company recorded interest of $18,196 (2021 - $15,011).  During the six months ended October 31, 2022 and 2021, the interest expense is included in loss from discontinued operations.  Interest is payable semi-annually as calculated on May 31st and November 30th of each year.  Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender.  A 5% late payment penalty may apply if payment is not paid within ten days after the due date.  During the six months ended October 31, 2022, the Lender elected to have interest payable from December 1, 2021 to May 31, 2022 of $17,979 deemed as advances.

Fifth Promissory Notes

On September 11, 2018, the Company entered into a Loan Agreement with the Lender pursuant to which up to $2,500,000 will be advanced to the Company in tranches (the “Fifth Promissory Notes”).  As at October 31, 2022, the Company had received $2,500,000 (April 30, 2022 - $2,500,000) in advances pursuant to the Fifth Promissory Notes. The Fifth Promissory Notes bear interest at the rate of 0.13% per annum and during the six months ended October 31, 2022, the Company recorded interest of $2,221 (2021 - $1,833). During the six months ended October 31, 2022 and 2021, the interest expense is included in loss from discontinued operations.  Interest is payable semi-annually as calculated on May 31st and November 30th of each year.  Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender.  A 5% late payment penalty may apply if payment is not paid within ten days after the due date.  During the six months ended October 31, 2022, the Lender elected to have interest payable from December 1, 2021 to May 31, 2022 of $2,196 deemed as advances.

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

Sixth Promissory Notes

On October 25, 2019, the Company entered into a Loan Agreement with the Lender pursuant to which up to $700,000 will be advanced to the Company in tranches (the “Sixth Promissory Notes”).  On January 20, 2020 and July 8, 2020, the Company entered into amending agreements whereby the Lender agreed to advance an additional $600,000 and $1,200,000, respectively, under the same terms as the Sixth Promissory Notes.  As at October 31, 2022, the Company had received $3,925,000 in advances pursuant to the Sixth Promissory Notes (April 30, 2022 - $3,350,000). On November 15, 2021, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $500,000, under the same terms as the Sixth Promissory Notes.  On March 21, 2022, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $250,000, under the same terms as the Sixth Promissory Notes.  On June 14, 2022, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $450,000, under the same terms as the Sixth Promissory Notes.  On September 15, 2022, the Company entered into an amending agreement whereby the Lender agreed to advance an additional $450,000, under the same terms as the Sixth Promissory Notes.

The Sixth Promissory Notes bear interest at the rate of 0.13% per annum and during the six months ended October 31, 2022, the Company recorded interest of $2,630 (2021 - $1,546). During the six months ended October 31, 2022 and 2021, the interest expense is included in loss from discontinued operations.  Interest is payable semi-annually as calculated on May 31st and November 30th of each year.  Interest is to be paid either in cash, in common shares or deemed an advance of principal at the option of the Lender.  A 5% late payment penalty may apply if payment is not paid within ten days after the due date. During the six months ended October 31, 2022, the Lender elected to have interest payable from December 1, 2021 to May 31, 2022 of $2,264 deemed as advances.

The Third Promissory Notes, the Fifth Promissory Notes and the Sixth Promissory Notes are collateralized by the Company’s Helmer-Bovill Property.

The following table outlines the estimated cash payments required, by calendar year, in order to repay the principal balance of the Third Promissory Notes, the Fifth Promissory Notes and the Sixth Promissory Notes:

2023 $	2024 $	2025 $	2026 $	2027 $	Total $
35,374,376	-	-	-	-	35,374,376

7.	SHARE CAPITAL:

Common shares

a)	Authorized:

Unlimited number of common shares, without par value.

The holders of common shares are entitled to receive dividends which are declared from time to time, and are entitled to one vote per share at meetings of the Company. All shares are ranked equally with regards to the Company’s residual assets.

b)	Stock transactions:

During the six months ended October 31, 2022 and 2021, the Company did not complete any stock transactions.

c)	Stock options:

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

The Company has granted stock options under the terms of its Stock Option Plan (the “Plan”).  The Plan provides that the directors of the Company may grant options to purchase common shares to directors, officers, employees and service providers of the Company on terms that the directors of the Company may determine are within the limitations set forth in the Plan.  The maximum number of shares available under the Plan is limited to 10% of the issued common shares.  The maximum term of stock options is ten years.  All stock options vest on the date of grant, unless otherwise stated.  As at October 31, 2022, the Company had 8,123,021 stock options available for grant pursuant to the Plan (April 30, 2022 – 8,123,021).

The Company’s stock options outstanding as at October 31, 2022 and the changes for the period then ended are as follows:

	Number Outstanding	Weighted Average Exercise Price (in CAD$)

Balance outstanding at April 30, 2021	2,750,000	0.26
Expired	(1,500,000)	0.26

Balance outstanding at April 30, 2022	1,250,000	0.25

Balance outstanding at October 31, 2022	1,250,000	0.25

Balance exercisable at October 31, 2022	-	-

Summary of stock options outstanding at October 31, 2022:

Security	Number Outstanding		Number Exercisable		Exercise Price (CAD$)	Expiry Date	Remaining Contractual Life (years)

Stock options	1,250,000	(1)	-	(1)	0.25	August 9, 2023	0.77

Notes:
(1)

1,250,000 stock options vest on the completion of certain milestones including equity financing, project financing, mine construction and achieving commercial production.  200,000 stock options vested as to 25% every three months from the date of grant.

As at October 31, 2022, the unamortized compensation cost of options is $93,382 and the intrinsic value of options expected to vest is $nil.

8.	RELATED PARTY TRANSACTIONS:

During the six months ended October 31, 2022, management and consulting fees of $48,000 (2021 - $48,000) were charged by RJG Capital Corporation, a wholly-owned company of W. Barry Girling, Director.  Wayne Moorhouse, Director, charged $8,236 (2021 - $8,924) in management and consulting fees.  Gary Childress, Director, charged $6,860 (2021 - $7,241) in management and consulting fees.  $16,762 (2021 - $13,227) was charged by Malaspina Consultants Inc. for the services of Matt Anderson, CFO, and are included in professional fees.

Included in accounts payable and accrued liabilities are amounts owed to directors or officers or companies controlled by them.  As at October 31, 2022, the amount was $227,362 (April 30, 2022 – $224,627).  All amounts are non-interest bearing, unsecured, and due on demand.

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

The promissory notes received from a company controlled by a former director (Note 6) are related party transactions.  The Stock Purchase Agreement (Note 11) with a company controlled by a former director is a related party transaction.

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

9.	SEGMENT DISCLOSURES:

The Company considers its business to comprise a single operating segment being the exploration and development of its resource property.  Substantially all of the Company’s assets and operations are located in Latah County, Idaho.

10.	NON-CASH TRANSACTIONS:

Investing and financing activities that affect recognized assets or liabilities but that do not result in cash receipts or cash payments are excluded from the consolidated statements of cash flows.  During the six months ended October 31, 2022, the following transactions were excluded from the consolidated statement of cash flows:

a)	The transfer of $22,439 of interest payable on the Third, Fifth and Sixth Promissory Notes from accounts payable and accrued liabilities to promissory notes; and,

b)

Deferred mineral property expenditures of $40,062 included in accounts payable and accrued liabilities at October 31, 2022, less $40,062 included in accounts payable at April 30, 2022 (net inclusion of $nil).

During the six months ended October 31, 2021, the following transactions were excluded from the consolidated statement of cash flows:

a)	The transfer of $1,625,421 of interest payable on the Third, Fifth and Sixth Promissory Notes from accounts payable and accrued liabilities to promissory notes; and,

b)

Deferred mineral property expenditures of $40,062 included in accounts payable and accrued liabilities at October 31, 2021, less $40,062 included in accounts payable at April 30, 2021 (net inclusion of $nil).

11.	DISCONTINUED OPERATIONS:

On September 14, 2022, the Company entered into a Stock Purchase Agreement with BV Lending, LLC, an Idaho limited liability company ("BV Lending") and the Company's subsidiary, I-Minerals USA, Inc. ("I-Minerals USA"), an Idaho company that owns the leases that comprise the Helmer-Bovill Property, (the "Stock Purchase Agreement"), pursuant to which the Company has agreed to sell all of the issued and outstanding common shares of I-Minerals USA to BV Lending (the "Transaction").  BV Lending is a non-arm's length party to the Company as it is a company controlled by a former director of the Company.

Key Terms of the Transaction:

-

Immediately prior to closing of the Transaction, the Company will contribute an intercompany debt owed by I-Minerals USA to the Company in the amount of approximately $25.7 million, resulting in the cancellation of the outstanding indebtedness.

-	At the closing of the Transaction, the Company will sell all of the shares of I-Minerals USA to BV Lending for an amount equal to C$3,000,000 (the "Share Value").
-	The Share Value will be satisfied by BV Lending on a non-cash basis by the set off of an equal amount of debt owed by the Company to BV Lending (the "Set Off").
-	Immediately following the Set Off, BV Lending will transfer to the Company the balance of the debt owed by the Company to BV Lending (which debt was approximately $35.4 million before the Set Off).
-

Previously entered into loan agreements dated June 1, 2016, September 11, 2018 and October 25, 2019 among the Company, BV Lending and I-Minerals USA, including all security granted thereunder, will be terminated and/or discharged.

-	The Company will be subject to non-competition and non-solicitation covenants in favour of BV Lending for a period of five years commencing on closing of the Transaction.
-	The Transaction is subject to the approval of the Transaction by shareholders of the Company (the "Shareholders") and the TSX Venture Exchange.

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

-

As part of the Transaction, BV Lending has agreed to pay taxes that will become payable by the Company as a result of the Transaction (approximately $450,000).  In consideration for such payment by BV Lending, the Company will issue a promissory note in favor of BV Lending for the amount of the taxes so paid.  The promissory note will be repaid out of any refund received by the Company from the applicable government agency.

The disposition of I-Minerals USA, which includes the Company’s mineral exploration activities, is considered to be a discontinued operation for the Company and accordingly, loss from discontinued operations is included in the consolidated statements of loss for all periods presented.  Included on the consolidated balance sheets at October 31, 2022 and April 30, 2022 are assets and liabilities held-for-sale.  The assets and liabilities of the discontinued operation classified as held-for-sale are as follows:

	October 31, 2022 $	April 30, 2022 $

Cash and cash equivalents	18,661	6,427
Prepaids	3,944	5,725
Equipment and right-of-use asset	64,445	18,242
Mineral property interest and deferred development costs (Note 3)	1,892,410	1,892,410
Deposits	29,208	29,208

Assets held-for-sale	2,008,668	1,952,012

Account payable and accrued liabilities (Note 4)	108,216	139,389
Lease liability (Note 5)	54,291	13,475

Liabilities held-for sale	162,507	152,864

	Three months ended October 31,		Six months ended October 31,
	2022	2021	2022	2021
	$	$	$	$

OPERATING EXPENSES
Amortization	553	634	997	1,267
Management and consulting fees	24,750	24,750	49,500	49,500
Mineral property expenditures	160,357	148,559	291,402	284,650
General and miscellaneous	12,839	14,581	27,796	29,885
Professional fees/ (recovery)	(24,178)	3,900	(24,178)	4,100

	(174,321)	(192,424)	(345,517)	(369,402)
OTHER EXPENSE
Foreign exchange loss	(583)	(163)	(1,060)	(445)
Interest expense	(11,573)	(7,681)	(23,047)	(18,390)

Loss for the period from discontinued operations	(186,477)	(200,268)	(369,624)	(388,237)

I-Minerals Inc. Notes to the Condensed Interim Consolidated Financial Statements For the six months ended October 31, 2022 and 2021
(Unaudited - Expressed in US dollars except where otherwise indicated)

12.	SUBSEQUENT EVENTS:

Subsequent to October 31, 2022:

i)	On November 3, 2022 and December 1, 2022, the Company received $120,000 and $120,000, respectively, pursuant to the Sixth Promissory Notes.

APPENDIX “H”

I-MINERALS INC.

(the “Company”)

AUDITED FINANCIAL STATEMENTS OF I-MINERALS USA INC. FOR THE YEARS ENDED

APRIL 30, 2022 AND 2021

(See Attached)

I-Minerals USA Inc.

Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the board of directors of I-Minerals USA, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of I-Minerals USA Inc. (the "Company") as of April 30, 2022 and 2021, and the related statements of loss, capital deficit and cash flows for each of the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of April 30, 2022 and 2021, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has had an accumulated deficit since inception. This factor raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB, and in accordance with generally accepted auditing standards (“GAAS”). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current-period audits of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved out especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/ Assure CPA, LLC

Spokane, Washington

December 6, 2022

I-Minerals USA Inc.

Balance Sheets

April 30, 2022 and 2021

(Expressed in US dollars)

	Notes	April 30, 2022 $	April 30, 2021 $
ASSETS
Current assets
Cash and cash equivalents		6,427	21,564
Prepaids		5,725	5,179
		12,152	26,743

Equipment and right-of-use asset		18,242	45,439
Mineral property interest and deferred development costs	3	1,863,947	1,863,947
Deposits	3	28,101	28,101

TOTAL ASSETS		1,922,442	1,964,230

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities		139,389	112,585
Lease liability – current	4	13,475	27,982
Due to I-Minerals Inc.	5	25,420,966	24,652,417
		25,573,830	24,792,984

Lease liability – non-current		-	9,966

TOTAL LIABILITIES		25,573,830	24,802,950
Commitments and contingencies (Notes 3, 6 and 8)
CAPITAL DEFICIT
Capital Stock
Authorized:
Unlimited common shares with no par value
Issued and outstanding: 10,000 (April 30, 2021 – 10,000)		-	-
Accumulated Deficit		(23,651,388)	(22,838,720)
TOTAL CAPITAL DEFICIT		(23,651,388)	(22,838,720)

TOTAL LIABILITIES AND CAPITAL DEFICIT		1,922,442	1,964,230

Basis of Presentation and Going Concern (Note 1)

Subsequent Events (Note 8)

On behalf of the Board

                 “John Theobald”                 Director                                                                                      “W. Barry Girling”                 Director

The accompanying notes are an integral part of these financial statements.

I-Minerals USA Inc.

Statements of Loss

For the years ended April 30, 2022 and 2021

(Expressed in US dollars)

		2022	2021
	Notes	$	$

OPERATING EXPENSES
Amortization		2,534	5,254
Management and consulting fees		99,000	99,000
Mineral property expenditures		615,950	605,219
General and miscellaneous		81,477	53,495
Professional fees		13,328	8,492

		(812,289)	(771,460)
OTHER (EXPENSE) INCOME
Foreign exchange loss		(379)	(189)

LOSS FOR THE YEAR		(812,668)	(771,649)

Loss per share – basic and diluted		(81.27)	(77.16)
Weighted average number of shares outstanding		10,000	10,000

 The accompanying notes are an integral part of these financial statements.

I-Minerals USA Inc.

Statements of Cash Flows

For the years ended April 30, 2022 and 2021

(Expressed in US dollars)

	2022 $	2021 $
OPERATING ACTIVITIES
Net loss for the year	(812,668)	(771,649)
Items not involving cash:
Amortization	2,534	5,254
Change in non-cash operating working capital items:
Prepaids	(546)	(698)
Accounts payable and accrued liabilities	26,994	41,757

Cash flows used in operating activities	(783,686)	(725,336)

INVESTING ACTIVITIES
Purchase of equipment	-	(879)
Cash flows used for investing activities	-	(879)

FINANCING ACTIVITIES
Proceeds from loan from I-Minerals Inc.	768,549	730,696

Cash flows from financing activities	768,549	730,696

CHANGE IN CASH AND CASH EQUIVALENTS	(15,137)	4,481

CASH AND CASH EQUIVALENTS, BEGINNING OF THE YEAR	21,564	17,083

CASH AND CASH EQUIVALENTS, END OF THE YEAR	6,427	21,564

Significant non-cash investing and financing activities: Recognition of operating lease liabilities and right-of-use assets	-	51,380

The accompanying notes are an integral part of these financial statements.

I-Minerals USA Inc.

Statements of Capital Deficit

For the years ended April 30, 2022 and 2021

(Expressed in US dollars)

	Number of Shares #	Amount $	Accumulated Deficit $	Total Capital Deficit $

Balance at April 30, 2020	10,000	-	(22,067,071)	(22,067,071)

Loss for the year	-	-	(771,649)	(771,649)

Balance at April 30, 2021	10,000	-	(22,838,720)	(22,838,720)

Loss for the year	-	-	(812,668)	(812,668)

Balance at April 30, 2022	10,000	-	(23,651,388)	(23,651,388)

The accompanying notes are an integral part of these financial statements.

I-Minerals USA Inc.

Notes to the Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars except where otherwise indicated)

1.         NATURE OF BUSINESS AND BASIS OF PRESENTATION AND LIQUIDITY:

I-Minerals USA Inc. (the “Company” or “I-Minerals USA”) was incorporated under the laws of the State of Idaho, United States of America, on June 27, 2001.  The Company is a wholly owned subsidiary of I-Minerals Inc. (‘the Parent”), a Canadian company.

The Company’s principal business is the development of the Helmer-Bovill industrial mineral property (“the Property”) located in Latah County, Idaho.  The Helmer-Bovill property is comprised of eleven mineral leases that host potentially economic deposits of feldspar, quartz and kaolinitic clays, primarily kaolinite and halloysite.

On September 13, 2022, I-Minerals Inc. entered into a Stock Purchase Agreement with BV Lending, LLC, an Idaho limited liability company, controlled by a major shareholder and former director of the Parent to sell all of the issued and outstanding common shares of the Company to BV Lending, LLC (Note 8).

Basis of Presentation and Going Concern

The accompanying financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The financial statements include the accounts of I-Minerals USA Inc. and were derived from the Parent’s consolidated financial statements and are prepared in accordance with GAAP for the preparation of carved-out financial statements. The Company’s fiscal year-end is April 30th.

The financial statements have been prepared on the basis that the Company will continue as a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for the next year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern.  At April 30, 2022, the Company had not yet achieved profitable operations, had an accumulated deficit of $23,651,388 since inception and expects to incur further losses in the development of its business, all of which casts substantial doubt upon the Company’s ability to continue as a going concern and, therefore, that it may be unable to realize its assets and discharge its liabilities in the normal course of business.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to develop the Property and to meet its obligations and repay its liabilities arising from normal business operations when they come due.  Although the Company has been successful in the past in obtaining financing, there is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms advantageous to the Company.  The Company has been receiving funds from its parent company, I-Minerals Inc.  Management considers that the Company will be able to obtain additional funds; however, there is no assurance of additional funding being available.  The Company has historically satisfied its capital needs primarily from loans from its Parent.  Management plans to continue to provide for its capital needs by receiving funding from stakeholders.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates

The preparation of these financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets and deferred income tax asset valuation allowances.  The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources.  The actual results experienced by the Company may differ materially and adversely from the Company’s estimates.  To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

I-Minerals USA Inc.

Notes to the Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars except where otherwise indicated)

Cash and Cash Equivalents

The Company considers currency on hand, demand deposits, time deposits, and all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash and cash equivalents. Cash and cash equivalents are held in various financial institutions in the United States.

Equipment

Equipment is carried at cost and is amortized over the estimated useful economic lives using the declining balance method at an annual rate of 30%. Maintenance, repairs, and minor replacements are expensed as incurred. Gains or losses on disposition or retirement of equipment are recognized in operating expenses on the Statements of Loss.

Mineral Property Acquisition and Exploration Costs

Mineral property acquisition costs are capitalized when incurred.  Acquisition costs include cash consideration and the fair value of the shares of the Parent’s common stock issued on the acquisition of mineral property claims.

Costs related to the development of mineral reserves are capitalized when it has been determined an ore body can be economically developed.  The development stage begins when an ore body is determined to be economically recoverable based on proven and probable reserves and appropriate permits are in place and ends when the production stage or exploitation of reserves begins.  Major mine development expenditures are capitalized, including primary development costs such as costs of building access ways, tailings impoundment, development of water supply and infrastructure developments.

Exploration costs include those relating to activities carried out (a) in search of previously unidentified mineral deposits, or (b) at undeveloped concessions.  Pre-development activities involve costs incurred in the exploration stage that may ultimately benefit production that are expensed due to the lack of evidence of economic development, which is necessary to demonstrate future recoverability of these expenses.  Secondary development costs are incurred for preparation of an ore body for production in a specific ore block or work area, providing a relatively short-lived benefit only to the mine area they relate to, and not to the ore body as a whole.

Once production has commenced, capitalized costs will be depleted using the units-of-production method over the estimated life of the proven and probable reserves. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to the Statements of Loss in that period.

The Company assesses the carrying cost of its mineral properties for impairment whenever information or circumstances indicate the potential for impairment.  Such evaluations compare estimated future net cash flows with the Company’s carrying costs and future obligations on an undiscounted basis.  If it is determined that the future undiscounted cash flows are less than the carrying value of the property, a write down to the estimated fair value is charged to the Statement of Loss for the period.  Where estimates of future net cash flows are not available and where other conditions suggest impairment, management utilizes alternative valuation methods to assess if the carrying value is impaired.

For significant development projects, interest is capitalized as part of the historical cost of developing and constructing assets in accordance with ASC 835-20. Interest is capitalized until the asset is ready for service. Capitalized interest is determined by multiplying the Company’s weighted-average borrowing cost on general debt by the average amount of qualifying costs incurred. Once an asset subject to interest capitalization is completed and placed in service, the associated capitalized interest is expensed through depletion or impairment.

I-Minerals USA Inc.

Notes to the Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars except where otherwise indicated)

Leases

The Company accounts for its leases under ASC 842, Leases. Under this guidance, arrangements meeting the definition of a lease are classified as operating or financing leases and are recorded on the balance sheet as both a right-of-use asset and lease liability, calculated by discounting fixed lease payments over the lease term at the rate implicit in the lease or the Company’s incremental borrowing rate. Lease liabilities are increased by interest and reduced by payments each period, and the right-of-use asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the right-of-use asset result in straight-line rent expense over the lease term. Variable lease expenses are recorded when incurred.

Financial Instruments and Fair Value Measures

The book value of cash and cash equivalents and the loan due the Parent approximate their fair values due to the immediate or short-term nature of those instruments.  The fair value hierarchy under GAAP is based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

Level 1 -       quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 -       observable inputs other than Level I, quoted prices for similar assets or liabilities in active prices whose inputs are observable or whose significant value drivers are observable; and

Level 3 -       assets and liabilities whose significant value drivers are unobservable by little or no market activity and that are significant to the fair value of the assets or liabilities.

Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). There were no assets or liabilities measured at fair value on a nonrecurring or a recurring basis during the years ended April 30, 2022 and 2021.

Corporate Allocations

The Company has historically operated as part of its parent, I-Minerals Inc. and not as a stand-alone company. Accordingly, certain shared costs have been allocated to the Company and are reflected as expenses in the accompanying financial statements. Management considers the allocation methodologies used to be reasonable and appropriate reflections of the related expenses attributable to the Company for purposes of the carved-out financial statements; however, the expenses reflected in these financial statements may not be indicative of the actual expenses that would have been incurred during the periods presented if the Company had operated as a separate stand-alone entity. In addition, the expenses reflected in the financial statements may not be indicative of expenses that will be incurred in the future.

Loss Per Share

The basic loss per common share is computed by dividing net loss available to the common stockholder by the weighted average number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  At April 30, 2022 and 2021, there were no dilutive securities outstanding.

I-Minerals USA Inc.

Notes to the Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars except where otherwise indicated)

Foreign Currency Translation

The Company’s functional and reporting currency is the US dollar.  Monetary assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date and non-monetary items are translated at exchange rates prevailing when the assets were acquired or obligations incurred.  Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of loss.

Income Taxes

The Company accounts for income taxes using the asset and liability method.  The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry-forwards.  Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse.  The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

The Company has adopted the provisions of FASB ASC 740 "Income Taxes" regarding accounting for uncertainty in income taxes. The Company initially recognizes tax positions in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions are initially and subsequently measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority, assuming full knowledge of the position and all relevant facts. Application requires numerous estimates based on available information. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, and its recognized tax positions and tax benefits may not accurately anticipate actual outcomes. As additional information is obtained, there may be a need to periodically adjust the recognized tax positions and tax benefits. These periodic adjustments may have a material impact on the statements of operations. When applicable, the Company classifies penalties and interest associated with uncertain tax positions as a component of income tax expense in its Statement of Loss.

Adoption of New Accounting Pronouncements

Income Taxes

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. ASU 2019-12 will simplify the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. The amendments also improve consistent application of and simplify GAAP for other areas of Topic 740 by clarifying and amending existing guidance. For public business entities, the amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Effective May 1, 2021, the Company adopted the new standard. The adoption of this ASU did not result in any adjustments to the financial statements.

Recently Issued Accounting Pronouncements

Financial Instruments - Credit Losses

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. ASU 2016-13 replaced the incurred loss impairment methodology under current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. ASU 2016-13 requires use of a forward-looking expected credit loss model for accounts receivables, loans, and other financial instruments. ASU 2016-13 is effective for fiscal years beginning after December 15, 2019, with early adoption permitted. In October 2019, the FASB issued ASU No. 2019-10, “Financial Instruments-Credit Losses (Topic 326): Effective Dates”, to finalize the effective date delays for private companies, not-for-profits, and smaller reporting companies applying the CECL standards. The ASU is effective for reporting periods beginning after December 15, 2022 and interim periods within those fiscal years. Early adoption is permitted. The Company is currently assessing the impact of adopting this standard on its financial statements.

I-Minerals USA Inc.

Notes to the Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars except where otherwise indicated)

3.         MINERAL PROPERTY INTEREST AND DEFERRED DEVELOPMENT COSTS:

Helmer-Bovill Property – Latah County, Idaho

The Company previously had an undivided 100% interest in eleven State of Idaho mineral leases.  The State of Idaho mineral leases are subject to a 5% production royalty on gross sales.

In March 2022, the Company amended the terms of the State of Idaho mineral leases through the Idaho Department of Lands (the “IDL”) and acquired these amended leases at an auction.  Of the eleven mineral leases that the Company held previously, eight mineral leases were amended and acquired at auction and the Company elected to relinquish three of the mineral leases.  The amended leases now expire in March 2042 and, upon commercial production on one lease, other leases can be held through mine development or exploration work.

In May 2017, the Idaho Department of Lands accepted the Company’s operation and reclamation plan.  Together with a water rights permit from the Idaho Department of Water Resources, the Company was able to proceed with development and construction of the mine, subject to obtaining sufficient financing.  As a result, management made the decision to begin capitalizing all development expenditures directly related to the Helmer-Bovill Property.  In 2019, management determined that continuing expenditures should be recognized as pre-development expenditures and recognized in the Company’s Statement of Loss, based upon management’s review and update of economic factors effecting the property.

As at April 30, 2022 the Company had reclamation deposits with Idaho Department of Lands of $28,101 (2021 - $28,101).

4.         LEASES:

The Company entered into a property lease in October 2020 and the Company recognized a lease obligation and a corresponding right-of-use asset with respect to the operating lease.  The property is a storage facility located in Rathdrum, Idaho.  The terms and the outstanding balances as at April 30, 2022 and 2021 are as follows:

	April 30, 2022 $	April 30, 2021 $

Right-of-use asset from property lease repayable in monthly instalments of $2,332 and an interest rate of 13% per annum and an end date of October 15, 2022	13,475	37,948
Less: current portion	(13,475)	(27,982)

Non-current portion	-	9,966

The following is a schedule of the Company’s future minimum lease payments related to the storage facility lease obligation:

Year ending April 30, $

2022	-
2023	13,991
Total minimum lease payments	13,991
Less: imputed interest	(516)
Total present value of minimum lease payments	13,475
Less: current portion	(13,475)
Non-current portion	-

I-Minerals USA Inc.

Notes to the Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars except where otherwise indicated)

During the year ended April 30, 2022, the Company incurred operating lease expenses of $26,971 included in mineral property expenditures on the statement of loss (2021 - $29,969).

5.         DUE TO I-MINERALS INC.:

The Company has a non-interest bearing, due on demand loan payable to its parent company, I-Minerals Inc. As at April 30, 2022, the balance owing on the loan, was $25,420,966 (2021 - $24,652,417).

6.         PROMISSORY NOTES OF I-MINERALS INC.:

The Company’s Parent, I-Minerals Inc. has various promissory notes (“Notes”) that are collateralized by the Company’s Helmer-Bovill Property.  The Notes are due to BV Lending, LLC, an Idaho limited liability company controlled by a major shareholder and former director of the Parent (the “Lender”).  As at April 30, 2022, the aggregate balances of the Notes, including accrued interest, was $34,776,937 (2021 - $32,029,474).

On December 6, 2019, I-Minerals Inc. and the Lender entered into a general security agreement pursuant to which the Lender was granted a security interest in the assets of I-Minerals Inc. and I-Minerals USA Inc.  In addition, a continuing and unconditional guaranty was signed by the Company, as well as a mortgage and security agreement and a stock power of attorney.  These agreements provide the Lender with the right to all assets of I-Minerals Inc. and the Company in the event of default on the promissory notes.

The Notes all have the same terms.  The Notes have been extended on numerous occasions and as at April 30, 2022, the Notes were due on June 15, 2022.  On June 14, 2022, the maturity dates were extended to September 15, 2022 for no consideration.  On September 15, 2022, the maturity dates were extended to December 31, 2022 for no consideration.

The Notes bore interest at the rate of 12% to 14% per annum up to May 1, 2021.  On July 15, 2021, the interest rate of the promissory notes was amended to 0.13% per annum effective May 1, 2021.

On September 13, 2022, I-Minerals Inc., entered into a Stock Purchase Agreement with BV Lending, LLC, and the Company to sell all of the Company’s issued and outstanding common shares to BV Lending, LLC (Note 8).

7.         INCOME TAXES:

      A reconciliation of the income tax provision computed at federal statutory rates to the reported income tax provision for the years ended April 30, 2022 and 2021 is as follows:

	2022 $	2021 $

Federal statutory tax rate	21%	21%

Loss before income taxes	(812,668)	(771,649)

Expected income tax recovery	(171,000)	(162,000)
Increase (decrease) in income tax recovery resulting from:
Other permanent differences	7,000	-
Impact of under provision in previous year	(2,000)	1,000
Expiry of loss carryforward	(15,000)	-
Change in valuation allowance	181,000	161,000

Income tax recovery (expense)	-	-

I-Minerals USA Inc.

Notes to the Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars except where otherwise indicated)

As a result of tax legislation enacted in the U.S. at the end of 2017, the federal U.S. corporate tax rate applicable to years subsequent to 2017 was substantially reduced.  The Company calculated deferred income tax assets as at April 30, 2022 using the federal and state rate of 26% (2021 – 26%).

The significant components of the Company’s deferred income tax assets and liabilities after applying enacted state and federal corporate tax rates as at April 30, 2022 and 2021 are as follows:

	2022 $	2021 $

Deferred income tax assets / (liabilities)
Operating losses carried forward	6,230,000	6,209,000
Resource property	865,000	706,000
Other	1,000	-
Valuation allowance	(7,096,000)	(6,915,000)

Net deferred income tax assets	-	-

At April 30, 2022, the Company has accumulated federal and state net operating losses of $23,650,000 which are available to carryforward and offset future years’ taxable income.  Losses arising before January 1, 2018 will expire in various amounts from 2022 to 2038 and will offset 100% of taxable income. As a result of tax legislation enacted in the U.S. at the end of 2017, net operating losses in the U.S. arising in tax year beginning after December 31, 2017 can be carried forward indefinitely instead of 20 years and carrybacks are no longer permitted. However, the net operating loss carryforward is limited and can only offset 80% of taxable income.

Uncertain Tax Positions

The Company has adopted certain provisions of ASC 740, “Income Taxes”, which prescribes a recognition threshold and measurement attribute for the recognition and measurement of tax positions taken or expected to be taken in income tax returns. The provisions also provide guidance on the de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.

The Company files income tax returns in the U.S. federal jurisdiction and the state of Idaho.  The Company’s tax returns are subject to tax examinations by U.S. federal and state tax authorities until respective statute of limitation.  The Company currently has no tax years under examination. The Company is subject to tax examinations by tax authorities for all taxation years commencing after 2003.

At April 30, 2022, the Company does not have an accrual relating to uncertain tax positions. It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.

8.         SUBSEQUENT EVENTS:

The Company has evaluated subsequent events through December 6, 2022, the date which the financial statements were available to be issued.

Subsequent to April 30, 2022:

•	i) The Company received additional loans from I-Minerals Inc. of $562,450.

I-Minerals USA Inc.

Notes to the Financial Statements

For the years ended April 30, 2022 and 2021

(Expressed in US dollars except where otherwise indicated)

•

ii)     On September 14, 2022, I-Minerals Inc. entered into a Stock Purchase Agreement with BV Lending, LLC (“BV Lending”), (the "Stock Purchase Agreement"), pursuant to which I-Minerals Inc. has agreed to sell all of the issued and outstanding common shares of I-Minerals USA to BV Lending (the "Transaction").  BV Lending is a related party to I-Minerals Inc. as it is a company controlled by a former director and major shareholder of I-Minerals Inc.

Key Terms of the Transaction:

•

-         Immediately prior to closing of the Transaction, I-Minerals Inc. will contribute an intercompany debt owed by I-Minerals USA to I-Minerals Inc. in the amount of approximately $25.7 million, resulting in the cancellation of the outstanding indebtedness.

•	- At the closing of the Transaction, I-Minerals Inc. will sell all of the shares of I-Minerals USA to BV Lending for an amount equal to $3,000,000 (the "Share Value").
•	- The Share Value will be satisfied by BV Lending on a non-cash basis by the set off of an equal amount of debt owed by I-Minerals Inc. to BV Lending (the "Set Off").
•

-         Immediately following the Set Off, BV Lending will transfer to I-Minerals Inc. the balance of the debt owed by the Company to BV Lending (which debt was approximately $35.4 million before the Set Off).

•

-         Previously entered into loan agreements dated June 1, 2016, September 11, 2018 and October 25, 2019 among I-Minerals Inc., BV Lending and I-Minerals USA, including all security granted thereunder, will be terminated and/or discharged.

•	- I-Minerals Inc. will be subject to non-competition and non-solicitation covenants in favour of BV Lending for a period of five years commencing on closing of the Transaction.
•	- The Transaction is subject to the approval of the Transaction by shareholders of I-Minerals Inc. (the "Shareholders") and the TSX Venture Exchange.
•

-         As part of the Transaction, BV Lending has agreed to pay taxes that will become payable by I-Minerals Inc. as a result of the Transaction (approximately $450,000).  In consideration for such payment by BV Lending, I-Minerals Inc. will issue a promissory note in favor of BV Lending for the amount of the taxes so paid.  The promissory note will be repaid out of any refund received by I-Minerals Inc. from the applicable government agency.

APPENDIX “I”

I-MINERALS INC.

(the “Company”)

INTERIM FINANCIAL STATEMENTS OF I-MINERALS USA INC. FOR THE PERIODS ENDED

OCTOBER 31, 2022 AND 2021

(See Attached)

I-Minerals USA Inc.

Condensed Interim Financial Statements

For the three and six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars)

I-Minerals USA Inc.

Condensed Interim Balance Sheets

October 31, 2022 and April 30, 2022

(Unaudited - Expressed in US dollars)

	Notes	October 31, 2022 $	April 30, 2022 $
ASSETS
Current assets
Cash and cash equivalents		18,661	6,427
Prepaids		3,944	5,725
		22,605	12,152

Equipment and right-of-use asset		64,445	18,242
Mineral property interest and deferred development costs	2	1,863,947	1,863,947
Deposits		28,101	28,101

TOTAL ASSETS		1,979,098	1,922,442

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities		108,216	139,389
Lease liability – current	3	26,469	13,475
Due to I-Minerals Inc.	4	25,814,556	25,420,966
		25,949,241	25,573,830

Lease liability – non-current		27,822	-

TOTAL LIABILITIES		25,977,063	25,573,830

Commitments and contingencies (Notes 2, 5 and 6)

CAPITAL DEFICIT
Capital Stock
Authorized:
Unlimited common shares with no par value
Issued and fully paid: 10,000 (April 30, 2022 – 10,000)		-	-
Deficit		(23,997,965)	(23,651,388)
TOTAL CAPITAL DEFICIT		(23,997,965)	(23,651,388)

TOTAL LIABILITIES AND CAPITAL DEFICIT		1,979,098	1,922,442

Basis of Presentation and Going Concern (Note 1)

Subsequent events (Note 6)

On behalf of the Board

                 “John Theobald”                 Director                                              “W. Barry Girling”                 Director

The accompanying notes are an integral part of these condensed interim financial statements.

I-Minerals USA Inc.

Condensed Interim Statements of Loss

For the three and six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars)

		Three months ended October 31,		Six months ended October 31,
		2022	2021	2022	2021
	Notes	$	$	$	$

OPERATING EXPENSES
Amortization		553	634	997	1,267
Management and consulting fees		24,750	24,750	49,500	49,500
Mineral property expenditures		160,357	148,559	291,402	284,650
General and miscellaneous		(12,161)	14,581	2,796	29,885
Professional fees		822	3,900	822	4,100

		(174,321)	(192,424)	(345,517)	(369,402)
OTHER (EXPENSE) INCOME
Foreign exchange loss		(583)	(163)	(1,060)	(445)

LOSS FOR THE PERIOD		(174,904)	(192,587)	(346,577)	(369,847)

Loss per share – basic and diluted		(17.49)	(19.26)	(34.66)	(36.98)
Weighted average number of shares outstanding		10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these condensed interim financial statements.

I-Minerals USA Inc.

Condensed Interim Statements of Cash Flows

For the six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars)

	2022 $	2021 $
OPERATING ACTIVITIES
Net loss for the period	(346,577)	(369,847)
Items not involving cash:
Amortization	997	1,267
Change in non-cash operating working capital items:
Prepaids	1,781	(5,502)
Accounts payable and accrued liabilities	(32,432)	15,710

Cash flows used in operating activities	(376,231)	(358,372)

INVESTING ACTIVITIES
Purchase of equipment	(5,125)	-
Cash flows used for investing activities	(5,125)	-

FINANCING ACTIVITIES
Proceeds from loan from I-Minerals Inc.	393,590	342,521

Cash flows from financing activities	393,590	342,521

CHANGE IN CASH	12,234	(15,851)

CASH, BEGINNING OF THE PERIOD	6,427	21,564

CASH, END OF THE PERIOD	18,661	5,713

Significant non-cash investing and financing activities: Recognition of operating lease liabilities and right-of-use assets	56,673	-

The accompanying notes are an integral part of these condensed interim financial statements.

 I-Minerals USA Inc.

Condensed Interim Statements of Capital Deficit

For the three and six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars)

	Three months ended October 31, 2022
	Number of Shares #	Amount $	Accumulated Deficit $	Total Capital Deficit $

Balance at July 31, 2022	10,000	-	(23,823,061)	(23,823,061)

Loss for the period	-	-	(174,904)	(174,904)

Balance at October 31, 2022	10,000	-	(23,997,965)	(23,997,965)

	Three months ended October 31, 2021
	Number of Shares #	Amount $	Accumulated Deficit $	Total Capital Deficit $

Balance at July 31, 2021	10,000	-	(23,015,980)	(23,015,980)

Loss for the period	-	-	(192,587)	(192,587)

Balance at October 31, 2021	10,000	-	(23,208,567)	(23,208,567)

	Six months ended October 31, 2022
	Number of Shares #	Amount $	Accumulated Deficit $	Total Capital Deficit $

Balance at April 30, 2022	10,000	-	(23,651,388)	(23,651,388)

Loss for the period	-	-	(346,577)	(346,577)

Balance at October 31, 2022	10,000	-	(23,997,965)	(23,997,965)

	Six months ended October 31, 2021
	Number of Shares #	Amount $	Accumulated Deficit $	Total Capital Deficit $

Balance at April 30, 2021	10,000	-	(22,838,720)	(22,838,720)

Loss for the period	-	-	(369,847)	(369,847)

Balance at October 31, 2021	10,000	-	(23,208,567)	(23,208,567)

The accompanying notes are an integral part of these condensed interim financial statements.

I-Minerals USA Inc.

Notes to the Condensed Interim Financial Statements

For the three and six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars except where otherwise indicated)

1.         NATURE OF BUSINESS AND BASIS OF PRESENTATION AND LIQUIDITY:

I-Minerals USA Inc. (the “Company” or “I-Minerals USA”) was incorporated under the laws of the State of Idaho, United States of America, on June 27, 2001.  The Company is a wholly owned subsidiary of I-Minerals Inc. (‘the Parent”), a Canadian company.

The Company’s principal business is the development of the Helmer-Bovill industrial mineral property (“the Property”) located in Latah County, Idaho.  The Helmer-Bovill property is comprised of eleven mineral leases that host potentially economic deposits of feldspar, quartz and kaolinitic clays, primarily kaolinite and halloysite.

On September 13, 2022, I-Minerals Inc. entered into a Stock Purchase Agreement with BV Lending, LLC, an Idaho limited liability company, controlled by a major shareholder and former director of the Parent to sell all of the issued and outstanding common shares of the Company to BV Lending, LLC (Note 6).

Basis of Presentation and Going Concern

This summary of significant accounting policies is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. The accompanying unaudited financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America for interim financial information. Accordingly, the financial statements do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

In the opinion of the Company’s management, all adjustments, consisting of only normal recurring adjustments, considered necessary for a fair statement of the interim financial statements have been included. The balance sheet at April 30, 2022 was derived from audited annual financial statements but does not contain all the footnote disclosures from the annual financial statements. Operating results for the three and six month periods ended October 31, 2022 are not necessarily indicative of the results that may be expected for the full fiscal year ending April 30, 2023.

The accompanying unaudited condensed interim financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) Article 10 of Regulation S-X on the basis that the Company will continue as a going concern, which assumes that the Company will be able to meet its obligations and continue its operations for the next year.  Realization values may be substantially different from carrying values as shown and these financial statements do not give effect to adjustments that would be necessary to the carrying values and classification of assets and liabilities should the Company be unable to continue as a going concern.  At October 31, 2022, the Company had not yet achieved profitable operations, had an accumulated deficit of $23,997,965 since inception and expects to incur further losses in the development of its business, all of which casts substantial doubt upon the Company’s ability to continue as a going concern and, therefore, that it may be unable to realize its assets and discharge its liabilities in the normal course of business.

The Company has historically operated as part of its parent, I-Minerals Inc. and not as a stand-alone company. Accordingly, certain shared costs have been allocated to the Company and are reflected as expenses in the accompanying financial statements. Management considers the allocation methodologies used to be reasonable and appropriate reflections of the related expenses attributable to the Company for purposes of the carved-out financial statements; however, the expenses reflected in these financial statements may not be indicative of the actual expenses that would have been incurred during the periods presented if the Company had operated as a separate stand-alone entity. In addition, the expenses reflected in the financial statements may not be indicative of expenses that will be incurred in the future.

I-Minerals USA Inc.

Notes to the Condensed Interim Financial Statements

For the three and six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars except where otherwise indicated)

The Company’s ability to continue as a going concern is dependent upon its ability to obtain the necessary financing to develop the Property and to meet its obligations and repay its liabilities arising from normal business operations when they come due.  Although the Company has been successful in the past in obtaining financing, there is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms advantageous to the Company.  The Company has been receiving funds from its parent company, I-Minerals Inc.  Management considers that the Company will be able to obtain additional funds; however, there is no assurance of additional funding being available.  The Company has historically satisfied its capital needs primarily from loans from its Parent.  Management plans to continue to provide for its capital needs by receiving funding from stakeholders.

2.         MINERAL PROPERTY INTEREST AND DEFERRED DEVELOPMENT COSTS:

Helmer-Bovill Property – Latah County, Idaho

The Company previously had an undivided 100% interest in eleven State of Idaho mineral leases.  The State of Idaho mineral leases are subject to a 5% production royalty on gross sales.

In March 2022, the Company amended the terms of the State of Idaho mineral leases through the Idaho Department of Lands (the “IDL”) and acquired these amended leases at an auction.  Of the eleven mineral leases that the Company held previously, eight mineral leases were amended and acquired at auction and the Company elected to relinquish three of the mineral leases.  The amended leases now expire in March 2042 and, upon commercial production on one lease, other leases can be held through mine development or exploration work.

In May 2017, the Idaho Department of Lands accepted the Company’s operation and reclamation plan.  Together with a water rights permit from the Idaho Department of Water Resources, the Company was able to proceed with development and construction of the mine, subject to obtaining sufficient financing.  As a result, management made the decision to begin capitalizing all development expenditures directly related to the Helmer-Bovill Property.  In 2019, management determined that continuing expenditures should be recognized as pre-development expenditures and recognized in the Company’s Statement of Loss, based upon management’s review and update of economic factors effecting the property.  As at October 31, 2022, the Company had mineral property interest and deferred development costs of $1,863,947 (April 30, 2022 - $1,863,947).

As at October 31, 2022 the Company had reclamation deposits with Idaho Department of Lands of $28,101 (April 30, 2022 - $28,101).

3.         LEASE LIABILITY:

The Company entered into a property lease in October 2020 and the Company recognized a lease obligation and a corresponding right-of-use asset with respect to the operating lease.  The property is a storage facility located in Rathdrum, Idaho.  The terms and the outstanding balances as at October 31, 2022 and April 30, 2022 are as follows:

	October 31, 2022 $	April 30, 2022 $

Right-of-use asset from property lease repayable in monthly instalments of $2,332 and an interest rate of 13% per annum and an end date of October 15, 2022	-	13,475
Lease liability	-	13,475

I-Minerals USA Inc.

Notes to the Condensed Interim Financial Statements

For the three and six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars except where otherwise indicated)

The Company extended its property lease in October 2022, and recognized a lease obligation and associated right-of-use asset with respect to the operating lease.  The terms and the outstanding balances as at October 31, 2022 are as follows:

October 31, 2022 $

Right-of-use asset from property lease repayable in monthly instalments of $2,382 and an interest rate of 5% per annum and an end date of October 15, 2024	54,291
Less: current portion	(26,469)

Non-current portion	27,822

The following is a schedule of the Company’s future minimum lease payments related to the storage facility lease obligation:

October 31, 2022 $

2023	14,291
2024	28,582
2025	14,291
Total minimum lease payments	57,164
Less: imputed interest	(2,873)
Total present value of minimum lease payments	54,291
Less: current portion	(26,469)
Non-current portion	27,822

During the three and six months ended October 31, 2022, the Company incurred operating lease expenses of $5,900 and $12,132, respectively, included in mineral property expenditures on the statement of loss (2021 - $6,845 and $13,881, respectively).

4.         DUE TO I-MINERALS INC.:

The Company has a non-interest bearing, due on demand loan payable to its parent company, I-Minerals Inc. As at October 31, 2022, the balance owing on the loan, was $25,814,556 (April 30, 2022 - $25,420,966).

5.         PROMISSORY NOTES OF I-MINERALS INC.:

The Company’s Parent, I-Minerals Inc. has various promissory notes (“Notes”) that are collateralized by the Company’s Helmer-Bovill Property.  The Notes are due to BV Lending, LLC, an Idaho limited liability company controlled by a major shareholder and former director of the Parent (the “Lender”).  As at October 31, 2022, the aggregate balances of the Notes, including accrued interest, was $35,374,376 (April 30, 2022 - $34,776,937).

On December 6, 2019, I-Minerals Inc. and the Lender entered into a general security agreement pursuant to which the Lender was granted a security interest in the assets of I-Minerals Inc. and I-Minerals USA Inc.  In addition, a continuing and unconditional guaranty was signed by the Company, as well as a mortgage and security agreement and a stock power of attorney.  These agreements provide the Lender with the right to all assets of I-Minerals Inc. and the Company in the event of default on the promissory notes.

I-Minerals USA Inc.

Notes to the Condensed Interim Financial Statements

For the three and six months ended October 31, 2022 and 2021

(Unaudited - Expressed in US dollars except where otherwise indicated)

The Notes all have the same terms.  The Notes have been extended on numerous occasions and as at April 30, 2022, the Notes were due on June 15, 2022.  On June 14, 2022, the maturity dates were extended to September 15, 2022 for no consideration.  On September 15, 2022, the maturity dates were extended to December 31, 2022 for no consideration.

The Notes bore interest at the rate of 12% to 14% per annum up to May 1, 2021.  On July 15, 2021, the interest rate of the promissory notes was amended to 0.13% per annum effective May 1, 2021.

On September 13, 2022, I-Minerals Inc., entered into a Stock Purchase Agreement with BV Lending, LLC, and the Company to sell all of the Company’s issued and outstanding common shares to BV Lending, LLC (Note 6).

6.         SUBSEQUENT EVENTS:

The Company has evaluated subsequent events through December 6, 2022, the date which the condensed interim financial statements were available to be issued.

Subsequent to October 31, 2022:

i)	The Company received additional loans from I-Minerals Inc. of $160,879.

ii)

On September 14, 2022, I-Minerals Inc. entered into a Stock Purchase Agreement with BV Lending, LLC (“BV Lending”), (the "Stock Purchase Agreement"), pursuant to which I-Minerals Inc. has agreed to sell all of the issued and outstanding common shares of I-Minerals USA to BV Lending (the "Transaction").  BV Lending is a related party to I-Minerals Inc. as it is a company controlled by a former director and major shareholder of I-Minerals Inc.

Key Terms of the Transaction:

-

Immediately prior to closing of the Transaction, I-Minerals Inc. will contribute an intercompany debt owed by I-Minerals USA to I-Minerals Inc. in the amount of approximately $25.7 million, resulting in the cancellation of the outstanding indebtedness.

-	At the closing of the Transaction, I-Minerals Inc. will sell all of the shares of I-Minerals USA to BV Lending for an amount equal to $3,000,000 (the "Share Value").
-	The Share Value will be satisfied by BV Lending on a non-cash basis by the set off of an equal amount of debt owed by I-Minerals Inc. to BV Lending (the "Set Off").
-

Immediately following the Set Off, BV Lending will transfer to I-Minerals Inc. the balance of the debt owed by the Company to BV Lending (which debt was approximately $35.4 million before the Set Off).

-

Previously entered into loan agreements dated June 1, 2016, September 11, 2018 and October 25, 2019 among I-Minerals Inc., BV Lending and I-Minerals USA, including all security granted thereunder, will be terminated and/or discharged.

-	I-Minerals Inc. will be subject to non-competition and non-solicitation covenants in favour of BV Lending for a period of five years commencing on closing of the Transaction.
-	The Transaction is subject to the approval of the Transaction by shareholders of I-Minerals Inc. (the "Shareholders") and the TSX Venture Exchange.
-

As part of the Transaction, BV Lending has agreed to pay taxes that will become payable by I-Minerals Inc. as a result of the Transaction (approximately $450,000).  In consideration for such payment by BV Lending, I-Minerals Inc. will issue a promissory note in favor of BV Lending for the amount of the taxes so paid.  The promissory note will be repaid out of any refund received by I-Minerals Inc. from the applicable government agency.

APPENDIX "J"

I-MINERALS INC.

(the “Company”)

PRO FORMA FINANCIAL STATEMENTS OF THE COMPANY FOR THE PERIODS ENDED

OCTOBER 31, 2022 AND APRIL 30, 2022

(See Attached)

I-Minerals Inc.

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2022

(Unaudited – Expressed in US Dollars)

I-Minerals Inc.

PRO-FORMA CONSOLIDATED BALANCE SHEET

As at October 31, 2022

(Unaudited – Expressed in US Dollars)

	I-Minerals Inc. at October 31, 2022 $	Notes	Transaction Accounting Adjustments (1) $	Pro-forma Consolidated $

ASSETS
Current assets
Cash and cash equivalents	16,533	2(a)	240,000	136,533
		2(f)	(120,000)
Receivables	13,772		-	13,772
Prepaids	4,385		-	4,385
Assets held-for-sale	2,008,668	2(c)	(18,661)	-
		2(c)	(3,944)
		2(c)	(64,445)
		2(c)	(1,863,947)
		2(c)	(28,101)
		2(e)	(28,463)
		2(e)	(1,107)
TOTAL ASSETS	2,043,358		(1,888,668)	154,690

LIABILITIES
Current liabilities
Accounts payable and accrued liabilities	1,490,962		-	1,490,962
Promissory notes due to related party	35,374,376	2(a)	240,000	450,000
		2(c)	(35,614,376)
		2(d)	450,000
Liabilities held-for-sale	162,507	2(c)	(108,216)	-
		2(c)	(54,291)

TOTAL LIABILITIES	37,027,845		(35,086,883)	1,940,962

CAPITAL DEFICIT
Capital stock	19,225,087		-	19,225,087
Additional paid-in capital	1,865,342		-	1,865,342
Deficit	(56,074,916)	2(c)	33,797,785	(22,876,701)
		2(d)	(450,000)
		2(e)	(29,570)
		2(f)	(120,000)
	(34,984,487)		33,198,215	(1,786,272)

TOTAL LIABILITIES AND CAPITAL DEFICIT	2,043,358		(1,888,668)	154,690

(1)	There were no Autonomous Entity Adjustments.

The accompanying notes are an integral part of the pro-forma consolidated financial statements.

I-Minerals Inc.

PRO-FORMA CONSOLIDATED STATEMENT OF (LOSS) INCOME

For the six months ended October 31, 2022

(Unaudited – Expressed in US Dollars)

	I-Minerals Inc. Six months ended October 31, 2022 $	Notes	Transaction Accounting Adjustments (1) $	Pro-forma Consolidated $

OPERATING EXPENSES
Management and consulting fees	51,096		-	51,096
General and miscellaneous	30,106		-	30,106
Professional fees	161,888		-	161,888
	(243,090)		-	(243,090)

OTHER (EXPENSE) INCOME
Foreign exchange gain	3,523		-	3,523
Interest expense	(204,011)		-	(204,011)

(LOSS) INCOME FOR THE PERIOD FROM CONTINUING OPERATIONS	(443,578)		-	(443,578)
(LOSS) FOR THE PERIOD FROM DISCONTINUED OPERATIONS	(369,624)		-	(369,624)

NET (LOSS) INCOME FOR THE PERIOD	(813,202)		-	(813,202)

LOSS PER SHARE – BASIC AND DILUTED	(0.00)			(0.00)

(1)	There were no Autonomous Entity Adjustments.

The accompanying notes are an integral part of the pro-forma consolidated financial statements.

I-Minerals Inc.

PRO-FORMA CONSOLIDATED STATEMENT OF (LOSS) INCOME

For the year ended April 30, 2022

(Unaudited – Expressed in US Dollars)

	I-Minerals Inc. Year ended April 30, 2022 $	Notes	Transaction Accounting Adjustments (1) $	Pro-forma Consolidated $

OPERATING EXPENSES
Management and consulting fees	103,893		-	103,893
General and miscellaneous	129,525	2(e)	29,570	159,095
Professional fees	207,027	2(f)	120,000	327,027
	(440,445)		(149,570)	(590,015)

OTHER (EXPENSE) INCOME
Gain on sale of subsidiary	-	2(c)	33,797,785	33,347,785
		2(d)	(450,000)
Foreign exchange gain	2,280		-	2,280
Interest expense	(104,091)		-	(104,091)

(LOSS) INCOME FOR THE YEAR FROM CONTINUING OPERATIONS	(542,256)		33,198,215	32,655,959
(LOSS) FOR THE YEAR FROM DISCONTINUED OPERATIONS	(812,668)		-	(812,668)

NET (LOSS) INCOME FOR THE YEAR	(1,354,924)		33,198,215	31,843,291

(LOSS) INCOME PER SHARE – BASIC AND DILUTED	(0.01)			0.34

(1)	There were no Autonomous Entity Adjustments.

The accompanying notes are an integral part of the pro-forma consolidated financial statements.

I-Minerals Inc.

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

As at October 31, 2022

(Unaudited – Expressed in US Dollars)

1.	BASIS OF PRESENTATION

The unaudited pro-forma consolidated financial statements of I-Minerals Inc. (the “Company”) have been prepared by its management based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) to give effect to the Transaction. On September 14, 2022, the Company entered into a Stock Purchase Agreement with BV Lending, LLC, an Idaho limited liability company ("BV Lending") and the Company's subsidiary, I-Minerals USA, Inc. ("I-Minerals USA"), an Idaho company that owns the leases that comprise the Helmer-Bovill Property (the "Stock Purchase Agreement"), pursuant to which the Company has agreed to sell all of the issued and outstanding common shares of I-Minerals USA to BV Lending (the "Transaction").  BV Lending is a non-arm's length party to the Company as it is a company controlled by a former director of the Company.

It is management’s opinion that the pro-forma consolidated financial statements include all adjustments necessary for fair presentation, in all material respects, of the transactions described in Note 2 and are in accordance with US GAAP.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the financial statements thereon included in this proxy statement, being the audited consolidated financial statements of the Company for the years ended April 30, 2022 and 2021, the unaudited interim consolidated financial statements of the Company for the three and six months ended October 31, 2022 and 2021, the audited financial statements of I-Minerals USA Inc. for the years ended April 30, 2022 and 2021 and the unaudited interim financial statements of I-Minerals USA Inc. for the three and six months ended October 31, 2022 and 2021.

The unaudited pro-forma consolidated balance sheet gives effect to the Transaction as if it had occurred on October 31, 2022. The unaudited pro-forma consolidated statements of (loss) income for both the annual period presented and the interim period presented gives effect to the Transaction as if it had occurred on the first day of the financial year presented (May 1, 2021).  The unaudited pro-forma consolidated financial statements have been prepared for illustrative purposes only and may not be indicative of the I-Minerals Inc. resulting entity financial position or operating results that would have occurred if the Transaction had been in effect at the dates indicated. Actual amounts recorded upon consummation of the Transaction will likely differ from those recorded in the unaudited pro forma consolidated financial statements.

2.	PRO-FORMA TRANSACTIONS AND ADJUSTMENTS

The pro-forma consolidated financial statements reflect the following assumptions and adjustments:

(a)	BV Lending has provided an additional $240,000 of advances from October 31, 2022 to the date of the proxy statement.
(b)

Immediately prior to closing of the Transaction, the Company will contribute an intercompany debt owed by I-Minerals USA to the Company in the amount of approximately $25.7 million, resulting in the cancellation of the outstanding indebtedness.  On a consolidated basis, there is no accounting entry for this.

(c)

At the closing of the Transaction, the Company will sell all of the shares of I-Minerals USA to BV Lending for an amount equal to $3,000,000 (the "Share Value").  The Share Value will be satisfied by BV Lending on a non-cash basis by the set off of an equal amount of debt owed by the Company to BV Lending (the "Set Off").  Immediately following the Set Off, BV Lending will transfer to the Company the balance of the debt owed by the Company to BV Lending (which debt was approximately $35.4 million before the Set Off).  Previously entered into loan agreements dated June 1, 2016, September 11, 2018 and October 25, 2019 among the Company, BV Lending and I-Minerals USA, including all security granted thereunder, will be terminated and/or discharged.

(d)

As part of the Transaction, BV Lending has agreed to pay taxes that will become payable by the Company as a result of the Transaction (approximately $450,000).  In consideration for such payment by BV Lending, the Company will issue a promissory note in favor of BV Lending for the amount of the taxes so paid.  The promissory note will be repaid out of any refund received by the Company from the applicable government agency.

5

I-Minerals Inc.

NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

As at October 31, 2022

(Unaudited – Expressed in US Dollars)

(e)

Immaterial balances remaining in I-Minerals Inc. are written-off to general and miscellaneous expenses.  These are mineral property interest and deposits balances recorded in I-Minerals Inc. and relate to the Helmer-Bovill Property.

(f)	Costs in connection with completion of the Transaction are estimated at $120,000.

The net assets to be disposed of is as follows:

Net assets (liabilities) disposed of	$
Assets
Cash and cash equivalents	18,661
Prepaids	3,944
Equipment and right-of-use asset	64,445
Mineral property interest and deferred development costs	1,863,947
Deposits	28,101
Liabilities
Accounts payable and accrued liabilities	(108,216)
Lease liability	(54,291)
Net liabilities disposed of	1,816,591

Consideration received
Set-off against promissory notes	3,000,000
Remainder of promissory notes	32,614,376
Promissory note to BV Lending for estimated taxes payable	(450,000)
Total consideration received	35,164,376

Gain on disposition of subsidiary	33,347,785

6

APPENDIX “K”

I-MINERALS INC.

(the “Company”)

FORM OF PROXY

(See Attached)

I-MINERALS INC.

Computershare

JIMQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON SHARES

Holder Account Number

C9999999999 IND

Fold

Form of Proxy - Annual General and Special Meeting to be held on February 15, 2023

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 10:00 am, Pacific Standard Time, on February 13, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

JIMQ_PRX_348435/000001/000001/i

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We being holder(s) of securities of I-Minerals Inc. (the "Company") hereby appoint: John Theobald, or failing this person, W. Barry Girling, or failing this person, Matthew J. Anderson, or failing this person, Wayne Moorhouse (the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held at 704 - 595 Howe Street, Vancouver, BC V6C 2T5 on Wednesday, February 15, 2023 at 10:00 am, Pacific Standard Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. **Number of Directors** To set the number of Directors at four (4).	☐	☐

2. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. John Theobald	☐	☐	02. W. Barry Girling	☐	☐	03. Gary Childress	☐	☐
04. Wayne Moorhouse	☐	☐						

	For	Withhold
3. **Appointment of Auditors** Appointment of BDO Canada LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. **Disposition Resolution** To consider and, if thought fit, to pass with or without variation, a special resolution, pursuant to section 189(3) of the CBCA to authorize and approve the disposition of i-minerals usa, inc. as described in the Proxy Statement.	☐	☐

	For	Against
5. **Stock Option Plan** To consider and, if thought fit, to pass an ordinary resolution approving and ratifying the Company's currently implemented 10% rolling Stock Option Plan, subject to regulatory approval, as more fully set forth in the Proxy Statement.	☐	☐

Fold

Fold

Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

J I M Q 3 4 8 4 3 5 1 P D I A R 1 9 9 9 9 9

I-MINERALS INC.

Computershare

JIMQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON SHARES

Holder Account Number

C9999999999 IND

Fold

Form of Proxy - Annual General and Special Meeting to be held on February 15, 2023

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 10:00 am, Pacific Standard Time, on February 13, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

JIMQ_PRX_348435/000002/000002/i